                            NEW ENGLAND ZENITH FUND

                           ALGER EQUITY GROWTH SERIES

                             PROSPECTUS MAY 1, 2000



                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund..............................   1
Section II--Summary Information about Alger Equity Growth Series ...........   2
Section III--Additional Information about Alger Equity Growth Series .......   3
Section IV--Other Information About the Fund................................   5
Financial Highlights........................................................   7


                 SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND


ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. One of these Series, the Alger Equity Growth Series ("Equity Growth"), is offered through this Prospectus. New England Investment Management, Inc. ("NEIM") is the investment adviser to the Series. NEIM has contracted the subadviser of Equity Growth to make the day-to-day investment decisions for the Series. NEIM is responsible for overseeing the subadviser and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing the subadviser.

Equity Growth is a "diversified" fund.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life") General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  SECTION II--
              SUMMARY INFORMATION ABOUT ALGER EQUITY GROWTH SERIES


INVESTMENT OBJECTIVE

The investment objective of Equity Growth is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [CHART]
TOTAL RETURN
1995    48.8%
1996    13.2%
1997    25.6%
1998    47.8%
1999    34.1%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

     SECTION III-- ADDITIONAL INFORMATION ABOUT ALGER EQUITY GROWTH  SERIES

This Section discusses the principal investment strategies and risks of investing in Equity Growth. However, the Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVE

The investment objective of the Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

The Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which the Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate the Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

The Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

The Series has adopted policies that set minimum or maximum percentages of its assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which the Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow the Series to earn a return on available cash at relatively low credit risk.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. The Series pays NEIM an investment advisory fee. NEIM has contracted with the subadviser to make the day-to-day investment decisions for the Series and NEIM pays the subadviser's fees. NEIM is responsible for overseeing the subadviser and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing the subadviser. NEIM also provides a full range of administrative and accounting services to the Series.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into a new subadvisory agreement with the subadviser or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve the new subadvisory agreement under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ the subadviser without shareholder approval after events that would otherwise cause an automatic termination of the subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser change and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of the Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of the Series at the net asset value for the Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for the Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

The Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for the Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

 Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Series are valued at amortized cost. Other portfolio securities of the Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadviser of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Currently, the Series annually pays as dividends substantially all net investment income (including any short-term capital gains). The Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. The Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause the Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires the Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of the Series are automatically reinvested in additional shares of the Series.

TAXES

The Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as the Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although the Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of the Series will be adversely affected.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                           ALGER EQUITY GROWTH SERIES

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand Equity Growth's financial performance for the past 5 years. Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about the Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call (800)-SEC-0330 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options. The following eight separate investment portfolios (the "Series") are offered through this prospectus.

  FIXED-INCOME SERIES                       EQUITY SERIES


  Salomon Brothers Strategic                Alger Equity Growth Series
   Bond Opportunities Series                Capital Growth Series
                                            Davis Venture Value Series
                                            Loomis Sayles Small Cap Series
                                            MFS Investors Series
                                            MFS Research Managers Series

                                            INTERNATIONAL EQUITY SERIES

                                            Morgan Stanley International
                                             Magnum Equity Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I  A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-17
Section IV--Other Information about the Fund............................... B-36
Financial Highlights....................................................... B-38

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Salomon Brothers Strategic Bond Opportunities Series........   B-5      B-18
Alger Equity Growth Series..................................   B-7      B-21
Capital Growth Series.......................................   B-8      B-22
Davis Venture Value Series..................................  B-10      B-25
Loomis Sayles Small Cap Series..............................  B-11      B-27
MFS Investors Series........................................  B-13      B-30
MFS Research Managers Series................................  B-14      B-32
Morgan Stanley International Magnum Equity Series...........  B-15      B-34

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series except Capital Growth, which is managed by Capital Growth Management Limited Partnership ("CGM"). NEIM has contracted with subadvisers to make the day-to-day investment decisions for all Series except Capital Growth. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. CGM makes the day-to-day investment decisions for Capital Growth.

Each Series of the Fund is a "diversified" fund.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are

A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. INVESTMENT GRADE securities (including U.S. Government obligations), (2) U.S. and foreign HIGH YIELD DEBT, and (3) foreign government securities.

PRINCIPAL INVESTMENT RISKS

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of the classes of fixed-income securities held by Strategic Bond.

  . Poor performance of individual fixed-income securities held by Strategic Bond, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                 Total Return

                             1995           19.4%
                             1996           14.4%
                             1997           11.1%
                             1998            2.0%
                             1999            1.4%


During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Strategic Bond...........       1.4%          9.4%                8.8%
Lehman Brothers Aggregate
 Bond
 Index...................      -0.8%          7.7%                7.6%
Lipper Variable Products
 General Bond Fund                                       Data only available for
 Average.................       0.8%          7.9%       full one-year periods

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                 Total Return

                             1995           48.8%
                             1996           13.2%
                             1997           25.6%
                             1998           47.8%
                             1999           34.1%


During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                             CAPITAL GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Series ("Capital Growth") is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

PRINCIPAL INVESTMENT STRATEGIES

Capital Growth Management invests Capital Growth's assets primarily in the common stocks of large capitalization U.S. companies whose earnings CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks on the basis of overall economic factors such as the general economic outlook, the level and direction of interest rates and the potential impact of inflation. Capital Growth invests primarily in equity securities of U.S. companies but may also invest in equity securities of foreign issuers. Over time, Capital Growth has held larger positions in a smaller number of issuers than many other mutual funds. CGM does not consider income as a significant factor when selecting investments for Capital Growth.

PRINCIPAL INVESTMENT RISKS

Investing in Capital Growth involves risks. Capital Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Capital Growth include:

  .  A general decline in U.S. or foreign stock markets.

  .  Poor performance of individual stocks held by Capital Growth.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
     Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Capital Growth for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Capital Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Capital Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.


                                    [GRAPH]

                                 Total Return

                             1990           -3.5%
                             1991           54.0%
                             1992           -6.1%
                             1993           15.0%
                             1994           -7.1%
                             1995           38.0%
                             1996           21.1%
                             1997           23.5%
                             1998           34.1%
                             1999           15.7%


During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was -24.46% for the third quarter of 1990. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Capital Growth....................     15.7%          26.2%          16.9%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lipper Variable Products Growth
 Fund Average.....................     31.7%          26.9%          18.2%

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                 Total Return

                             1995           39.3%
                             1996           25.8%
                             1997           33.5%
                             1998           14.4%
                             1999           17.5%


During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                 Total Return

                             1995           28.9%
                             1996           30.7%
                             1997           24.9%
                             1998           -1.7%
                             1999           31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                              MFS INVESTORS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Investors Series (the "Investors Series") is reasonable current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

PRINCIPAL INVESTMENT RISKS

Investing in the Investors Series involves risks. The Investors Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Investors Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Investors
    Series or of large capitalization stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Investors Series does not yet have a full calendar year of investment performance.

                          MFS RESEARCH MANAGERS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Research Managers Series (the "Research Managers Series") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

PRINCIPAL INVESTMENT RISKS

Investing in the Research Managers Series involves risks. The Research Managers Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Research Managers Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Research
    Managers Series.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Research Managers Series does not yet have a full calendar year of investment performance.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

INVESTMENT OBJECTIVE

The investment objective of the Morgan Stanley International Magnum Equity Series ("International Equity") is long-term capital appreciation through investment primarily in international equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Morgan Stanley Asset Management ("MSAM") is International Equity's subadviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management. MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE COUNTRIES. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

PRINCIPAL INVESTMENT RISKS

Investing in International Equity involves risks. International Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of International Equity include:

  . A general decline in foreign stock markets.

  . Poor performance of the stock markets in which International Equity invests relative to the performance of other stock markets.

  . Poor performance of individual stocks held by International Equity or of value stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.


EAFE COUNTRIES are countries included in the Morgan Stanley Capital International EAFE Index. This index consists of companies headquartered in approximately 20 countries, including Australia, New Zealand, many nations in Western Europe and the more developed nations of Asia, such as Japan, Hong Kong and Singapore.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of International Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of International Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of International Equity's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as subadviser to International Equity. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both MSAM and Draycott Partners, Ltd.


                                    [GRAPH]

                                 Total Return

                             1995            6.0%
                             1996            6.9%
                             1997           -1.3%
                             1998            7.3%
                             1999           24.6%


During the period shown above, the highest quarterly return was 14.82% for the first quarter of 1998, and the lowest quarterly return was -17.12% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
International Equity.....     24.6%          8.4%                8.6%
Morgan Stanley Capital
 International EAFE
 Index...................     27.0%          12.8%               11.5%
Lipper Variable Products
 International Fund                                     Data only available for
 Average.................     43.2%          17.7%      full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

PRINCIPAL INVESTMENT STRATEGIES

SBAM invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

 Investment Selection

SBAM determines how to invest Strategic Bond assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the DURATION of the portfolio, which will generally be approximately 4.5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

 Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by emerging countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as the Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

During the year ended December 31, 1999, Strategic Bond paid 0.65% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                             CAPITAL GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

CGM invests Capital Growth's assets primarily in the common stocks of large capitalization U.S. companies whose earnings CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks on the basis of overall economic factors such as the general economic outlook, the level and direction of interest rates and the potential impact of inflation. Capital Growth invests primarily in equity securities of U.S. companies but may also invest in equity securities of foreign issuers. Over time, Capital Growth has held larger positions in a smaller number of issuers than many other mutual funds. CGM does not consider income as a significant factor when selecting investments for Capital Growth.

 Stock Selection

In general, CGM seeks companies with the following characteristics:

  .  A well-established record of above-average growth.

  .  The prospect of maintaining market leadership.

  . The potential to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces.

Although CGM searches for these types of companies, not every company in which Capital Growth invests will have all of these characteristics. Rather than strictly following a growth style, CGM may also invest in attractive value stocks. In making an investment decision, CGM will generally:

  . Use a top-down approach to analyze the overall economic factors that may affect a potential investment.

  . Thoroughly analyze certain industries and companies, evaluate the fundamentals of each and focus on attractively valued companies.

  . Purchase a security only after a thorough assessment of all information that CGM deems to be relevant at the time of investment.

  . Sell a stock if CGM's investment expectations are not being met, if CGM identifies better opportunities or if CGM has attained its price objective.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities in general will rise and fall in response to events that affect entire financial markets. The values of stocks of companies in a particular industry or sector of the economy tend to increase or decrease in response to events affecting that industry or sector (changes in inflation or consumer demand, for example). The price of any individual stock will increase or decrease in response to events that affect that particular company (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Capital Growth invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

PORTFOLIO MANAGEMENT

As of December 31, 1999, CGM managed approximately $8.0 billion in assets and currently serves as investment adviser to eight additional mutual funds and to other institutional investors. CGM's address is One International Place, Boston, Massachusetts 02110.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Kenneth Heebner has managed Capital Growth since it was established in 1983. Mr. Heebner co-founded and is currently Senior Portfolio Manager of CGM.

During the year ended December 31, 1999, Capital Growth paid 0.62% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                              MFS INVESTORS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities (including ADRs), through which it may have exposure to foreign currencies.

 Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Investors Series. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Investors Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Investors Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

John D. Laupheimer and Mitchell D. Dynan are the portfolio managers of Investors Series and each is a Senior Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Dynan has been employed in the investment management area since 1986.

During the period ended December 31, 1999, the Investors Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                          MFS RESEARCH MANAGERS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

 Stock Selection

A committee of investment research analysts selects portfolio securities for the Research Managers Series. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. Analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Research Managers Series is currently managed by a committee of various equity research analysts employed by MFS and its affiliates.

During the period ended December 31, 1999, the Research Managers Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

PRINCIPAL INVESTMENT STRATEGIES

MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE countries. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

 Stock Selection

MSAM evaluates potential investments for International Equity in several steps.

The New York-based portfolio management team decides upon the appropriate allocation of International Equity's assets among Europe, Japan and developed Asia (including Australia and New Zealand). This regional allocation is based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset Allocation Group, which is made up of several of MSAM's most senior investment officers.

Once the allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks International Equity should purchase in their respective geographic regions. These three regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with a company's management before its stock is purchased.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign stocks in general, or stocks of companies in a particular country or region, may not perform as well as U.S. stocks or the world stock markets in general.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or the stock market in general.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries.

Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MSAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MSAM cannot assure that these techniques will be effective.

 Emerging Markets

International Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, International Equity could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, International Equity might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed approximately $184.9 billion in assets. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

Francine J. Bovich, a Managing Director of Morgan Stanley & Co. Incorporated and MSAM, joined MSAM in 1993. She is primarily responsible for managing International Equity's portfolio. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

During the year ended December 31, 1999, International Equity paid 0.90% of its average net assets in investment advisory fees.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

 All Series except Capital Growth

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for these Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to these Series.

 Capital Growth

CGM makes the day-to-day investment decisions for Capital Growth. CGM receives an investment advisory fee from the Fund for its services to Capital Growth. CGM has subcontracted with and pays NEIM for providing administrative and accounting services to Capital Growth.

ADVISER/SUBADVISER RELATIONSHIP


The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the

NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to CGM, NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for those Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.95     0.80     0.75     0.51    0.58
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.78)   (0.56)    0.54     1.05    1.30
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.17     0.24     1.29     1.56    1.88
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.02)   (0.14)   (0.19)  (0.22)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00    (0.01)    0.00     0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                                   =======  =======  =======  =======  ======
Total Return (%)..................     1.4      2.0     11.1     14.4    19.4
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........    8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate (%).......     224      283      258      176     202
Net Assets, End of Year (000) .... $94,910  $95,450  $71,202  $35,808  $9,484
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).........................      --       --     0.87     1.19    2.44

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           ALGER EQUITY GROWTH SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                             CAPITAL GROWTH SERIES

                                        YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------
                             1999        1998        1997        1996       1995
                          ----------  ----------  ----------  ----------  --------
Net Asset Value,
 Beginning of Year......  $   468.03  $   399.60  $   427.08  $   374.62  $ 312.30
                          ----------  ----------  ----------  ----------  --------
Income From Investment
 Operations
Net Investment Income...        3.35        5.29        2.52        3.08      3.47
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........       68.25      130.40       95.67       74.80    114.91
                          ----------  ----------  ----------  ----------  --------
    Total From
     Investment
     Operations.........       71.60      135.69       98.19       77.88    118.38
                          ----------  ----------  ----------  ----------  --------
Less Distributions
Distributions From Net
 Investment Income......       (3.33)      (5.31)      (2.52)      (3.08)    (3.48)
Distributions From Net
 Realized Capital Gains.     (101.18)     (61.73)    (123.15)     (22.34)   (52.58)
Distributions in Excess
 of Net Realized Capital
 Gains..................       (0.38)      (0.22)       0.00        0.00      0.00
                          ----------  ----------  ----------  ----------  --------
    Total Distributions.     (104.89)     (67.26)    (125.67)     (25.42)   (56.06)
                          ----------  ----------  ----------  ----------  --------
Net Asset Value, End of
 Year...................  $   434.74  $   468.03  $   399.60  $   427.08  $ 374.62
                          ==========  ==========  ==========  ==========  ========
Total Return (%)........        15.7        34.1        23.5        21.1      38.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        0.66        0.66        0.67        0.69      0.71
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.67        1.18        0.52        0.79      0.92
Portfolio Turnover Rate
 (%)....................         206         204         214         207       242
Net Assets, End of Year
 (000) .................  $2,064,016  $1,895,748  $1,425,719  $1,142,660  $921,444

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                              MFS INVESTORS SERIES

                              APRIL 30, 1999(a)
                                   THROUGH
                                DECEMBER 31,
                                    1999
                              -----------------
Net Asset Value, Beginning
 of Period..................       $10.00
                                   ------
Income From Investment
 Operations
Net Investment Income.......         0.02
Net Realized and Unrealized
 Gain (Loss) on Investments.         0.26
                                   ------
    Total From Investment
     Operations.............         0.28
                                   ------
Less Distributions
Distributions From Net
 Investment Income..........        (0.02)
                                   ------
    Total Distributions.....        (0.02)
                                   ------
Net Asset Value, End of
 Period.....................       $10.26
                                   ======
Total Return (%)............          2.9 (b)
Ratio of Operating Expenses
 to Average Net Assets
 (%)(d).....................         0.90 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).................         0.45 (c)
Portfolio Turnover Rate (%).           60
Net Assets, End of Period
 (000)........................     $6,841
The Ratios of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..............         2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                          MFS RESEARCH MANAGERS SERIES

                                                              APRIL 30, 1999(a)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period.........................      $10.00
                                                                   ------
Income From Investment Operations
Net Investment Income........................................        0.00
Net Realized and Unrealized Gain (Loss) on Investments.......        1.98
                                                                   ------
    Total From Investment Operations.........................        1.98
                                                                   ------
Net Asset Value, End of Period...............................      $11.98
                                                                   ======
Total Return (%).............................................        19.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)........        0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%).....       (0.06)(c)
Portfolio Turnover Rate (%)..................................          84
Net Assets, End of Period (000)..............................      $6,872
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).........................................        2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

              MORGAN STANLEY INTERNATIONAL EQUITY MAGNUM SERIES(a)

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.10     0.14     0.08     0.06     0.09
Net Realized and Unrealized Gain
 (Loss) on Investments............    2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income................    0.00    (0.03)    0.00     0.00    (0.03)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.11)   (0.08)   (0.16)    0.00
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
Total Return (%)..................    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)(b)........    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)...........    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%).......      59       40      115       64       89
Net Assets, End of Year (000)      $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of Operating Expenses
 to Average Net Assets
 without giving effect to the
 voluntary expense
 agreement would have been (%)....    1.30     1.40     1.59     1.66     3.12

--------
(a) On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as investment subadviser of the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of an annual expense limit of 1.30% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the Series' total operating expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options. The following fourteen separate investment portfolios (the "Series") are offered through this prospectus.

  MONEY MARKET SERIES                       EQUITY SERIES

  Back Bay Advisors Money Market Series     Alger Equity Growth Series

                                            Capital Growth Series
  FIXED-INCOME SERIES                       Davis Venture Value Series

                                            Harris Oakmark Mid Cap Value
  Back Bay Advisors Bond Income Series      Series
  Salomon Brothers Strategic                Loomis Sayles Small Cap Series
   Bond Opportunities Series                Westpeak Growth and Income Series
  Salomon Brothers U.S. Government Series   Westpeak Stock Index Series

  EQUITY AND FIXED-INCOME SERIES            INTERNATIONAL EQUITY SERIES

  Back Bay Advisors Managed Series          Morgan Stanley International
  Balanced Series                            Magnum Equity Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I  A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-31
Section IV--Other Information about the Fund............................... B-66
Financial Highlights....................................................... B-68

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Back Bay Advisors Money Market Series.......................   B-5      B-32
Back Bay Advisors Bond Income Series........................   B-7      B-33
Salomon Brothers Strategic Bond Opportunities Series........   B-9      B-36
Salomon Brothers U.S. Government Series.....................  B-11      B-39
Back Bay Advisors Managed Series............................  B-13      B-41
Balanced Series.............................................  B-15      B-45
Alger Equity Growth Series..................................  B-17      B-49
Capital Growth Series.......................................  B-18      B-50
Davis Venture Value Series..................................  B-20      B-53
Harris Oakmark Mid Cap Value Series.........................  B-21      B-55
Loomis Sayles Small Cap Series..............................  B-23      B-59
Westpeak Growth and Income Series...........................  B-25      B-62
Westpeak Stock Index Series.................................  B-27      B-63
Morgan Stanley International Magnum Equity Series...........  B-29      B-64

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND

A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series except Capital Growth, which is managed by Capital Growth Management Limited Partnership ("CGM"). NEIM has contracted with subadvisers to make the day-to-day investment decisions for all Series except Capital Growth. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. CGM makes the day-to-day investment decisions for Capital Growth.

Each Series of the Fund other than the Harris Oakmark Mid Cap Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Mid Cap Value Series may hold fewer securities than the other Series. If the stocks held by the Harris Oakmark Mid Cap Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.


relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

                     BACK BAY ADVISORS MONEY MARKET SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Money Market Series ("Money Market") is the highest possible level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Money Market's assets in a managed portfolio of MONEY MARKET INSTRUMENTS.

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $100.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MONEY MARKET.

Factors that could harm the investment performance of Money Market include:

  .  A general decline in fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Money Market, which may be due to interest rate risk or credit risk.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                              [GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1990               8.2%
 1991               6.2%
 1992               3.8%
 1993               3.0%
 1994               4.0%
 1995               5.6%
 1996               5.1%
 1997               5.3%
 1998               5.3%
 1999               5.0%

A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as MONEY MARKET INSTRUMENTS. Please see Section III for more information on money market instruments.

During the period shown above, the highest quarterly return was 2.00% for each of the second and third quarters of 1990, and the lowest quarterly return was 0.72% for the second quarter of 1993. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                    PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                    ------------- --------------- --------------
Money Market.......................     5.0%           5.3%            5.1%
91 day T-Bill Rate.................     4.8%           5.0%            4.9%

                      BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Bond Income Series ("Bond Income") is a high level of current income consistent with protection of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's total assets in INVESTMENT GRADE securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in HIGH YIELD DEBT.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risks. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR            TOTAL RETURN
 ----            ------------
 1990                8.1%
 1991               18.0%
 1992                8.2%
 1993               12.6%
 1994               -3.4%
 1995               21.2%
 1996                4.6%
 1997               10.9%
 1998                9.0%
 1999               -0.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995 and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Bond Income.......................     -0.5%          8.8%            8.6%
Lehman Brothers Intermediate
 Government/Corporate Bond Index..      0.4%          7.1%            7.3%
Lipper Variable Products
 Intermediate Investment Grade
 Debt Fund Average................     -0.5%          7.1%            7.1%

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. INVESTMENT GRADE securities (including U.S. Government obligations), (2) U.S. and foreign HIGH YIELD DEBT, and (3) foreign government securities.

PRINCIPAL INVESTMENT RISKS

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of the classes of fixed-income securities held by Strategic Bond.

  . Poor performance of individual fixed-income securities held by Strategic Bond, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                     [SALOMON BROTHERS CHART APPEARS HERE]

Year  Total Return
----  ------------
1995     19.4%
1996     14.4%
1997     11.1%
1998      2.0%
1999      1.4%




During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Strategic Bond...........       1.4%          9.4%                8.8%
Lehman Brothers Aggregate
 Bond
 Index...................      -0.8%          7.7%                7.6%
Lipper Variable Products
 General Bond Fund                                       Data only available for
 Average.................       0.8%          7.9%       full one-year periods

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") generally invests at least 80% of the total assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in INVESTMENT GRADE fixed-income securities that are not U.S. Government Securities.

PRINCIPAL INVESTMENT RISKS

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

  .  A general decline in fixed-income security markets.

  . Poor performance of the types of fixed-income securities in which U.S. Government Series invests relative to other fixed-income securities.

  . Poor performance of individual fixed-income securities held by the U.S. Government Series, which may be due to interest rate risk or credit risk.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the U.S Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                              [GRAPH APPEARS HERE]

YEARS        TOTAL RETURN
-----        ------------
1995             15.0%
1996              3.3%
1997              8.6%
1998              7.5%
1999              0.2%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
U.S. Government Series...     0.2%           6.8%                6.7%
Lehman Brothers
 Intermediate Government
 Bond Index..............     0.5%           6.9%                6.7%
Lipper Variable Products
 U.S. Mortgage and GNMA       0.4%           7.2%       Data only available for
 Fund Average (a)........                               full one-year periods

(a) Includes all funds in the Lipper Variable Products U.S. Mortgage Fund Average and the Lipper Variable Products GNMA Fund Average.

                        BACK BAY ADVISORS MANAGED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Managed Series (the "Managed Series") is a favorable total return through investment in a diversified portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests the assets of the Managed Series in a portfolio of U.S. common stocks and U.S. and foreign fixed-income securities. Back Bay Advisors will generally invest more of the assets of Managed Series in common stocks than in fixed-income securities. The Managed Series will generally invest in the stocks included in the S&P 500 Index and may invest in INVESTMENT GRADE fixed-income securities, HIGH YIELD DEBT and fixed-income securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS

Investing in the Managed Series involves risks. The Managed Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Managed Series include:

  . A general decline in the stocks included in the S&P 500 Index or U.S. or foreign fixed-income security markets.

  . Poor performance of individual equity securities or of fixed-income securities held by the Managed Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Back Bay Advisors emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Back Bay Advisors emphasizes investment in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Managed Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Managed Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Managed Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1990               3.2%
 1991              20.2%
 1992               6.7%
 1993              10.6%
 1994              -1.1%
 1995              31.3%
 1996              15.0%
 1997              26.6%
 1998              19.7%
 1999              10.0%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -7.39% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Managed Series....................     10.0%          20.3%          13.8%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lehman Brothers
 Government/Corporate Bond Index..     -2.2%           7.6%           7.7%
Lipper Variable Products Flexible
 Portfolio Fund Average...........     12.0%          17.1%          13.0%

                                BALANCED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management Company, LLP ("Wellington Management") invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in INVESTMENT GRADE U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. HIGH YIELD DEBT and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

PRINCIPAL INVESTMENT RISKS

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Balanced Series or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of Loomis.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              24.8%
 1996              16.9%
 1997              16.2%
 1998               9.1%
 1999              -5.1%

During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Balanced Series..........     -5.1%          11.9%               11.5%
S&P 500 Index............     21.0%          28.6%               27.0%
Lehman Brothers
 Government/Corporate
 Bond Index..............     -2.2%           7.6%               7.5%
Lipper Variable Products                                Data only available for
 Balanced Fund Average...      8.7%          16.3%      full one-year periods

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR CHART APPEARS HERE]

Year  Total Return
----  ------------
1995     48.8%
1996     13.2%
1997     25.6%
1998     47.8%
1999     34.1%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                             CAPITAL GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Series ("Capital Growth") is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

PRINCIPAL INVESTMENT STRATEGIES

Capital Growth Management invests Capital Growth's assets primarily in the common stocks of large capitalization U.S. companies whose earnings CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks on the basis of overall economic factors such as the general economic outlook, the level and direction of interest rates and the potential impact of inflation. Capital Growth invests primarily in equity securities of U.S. companies but may also invest in equity securities of foreign issuers. Over time, Capital Growth has held larger positions in a smaller number of issuers than many other mutual funds. CGM does not consider income as a significant factor when selecting investments for Capital Growth.

PRINCIPAL INVESTMENT RISKS

Investing in Capital Growth involves risks. Capital Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Capital Growth include:

  .  A general decline in U.S. or foreign stock markets.

  .  Poor performance of individual stocks held by Capital Growth.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
     Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Capital Growth for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Capital Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Capital Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                     [SALOMON BROTHERS CHART APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1990              -3.5%
 1991              54.0%
 1992              -6.1%
 1993              15.0%
 1994              -7.1%
 1995              38.0%
 1996              21.1%
 1997              23.5%
 1998              34.1%
 1999              15.7%

During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was -24.46% for the third quarter of 1990. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Capital Growth....................     15.7%          26.2%          16.9%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lipper Variable Products Growth
 Fund Average.....................     31.7%          26.9%          18.2%

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR CHART APPEARS HERE]

Year   Total Return
----   ------------
1995       39.3%
1996       25.8%
1997       33.5%
1998       14.4%
1999       17.5%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                      HARRIS OAKMARK MID CAP VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Harris Associates L.P. ("Harris") invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including INVESTMENT GRADE securities and HIGH YIELD DEBT.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

PRINCIPAL INVESTMENT RISKS

Investing in Mid Cap Value involves risks. Mid Cap Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap Value include:

  . A general decline in the U.S. stock markets or fixed-income securities markets.

  . Poor performance of individual stocks held by Mid Cap Value, of midcap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by Mid Cap Value, which may be due to interest rate risk or credit risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which a "non-diversified" fund invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Mid Cap Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Mid Cap Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Mid Cap Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Mid Cap Value. On May 1, 1998, GSAM succeeded Loomis Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Mid Cap Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM and Loomis Sayles.

                           [BAR CHART APPEARS HERE]

Year   Total Return
----   ------------
1994      -0.3%
1995      30.4%
1996      17.6%
1997      17.4%
1998      -5.5%
1999       0.3%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Mid Cap Value............      0.3%          11.3%               10.6%
Russell Midcap Index.....     18.2%          21.9%               17.5%
Lipper Variable Products
 Midcap Fund Average.....     44.5%          23.0%      Data only available for
                                                        full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              28.9%
 1996              30.7%
 1997              24.9%
 1998              -1.7%
 1999              31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                       WESTPEAK GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR CHART APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1994              -1.2%
 1995              36.5%
 1996              18.1%
 1997              33.5%
 1998              24.4%
 1999               9.4%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Growth & Income..........      9.4%          24.0%               19.7%
S&P 500 Index............     21.0%          28.6%               22.4%
Lipper Variable Products
 Growth and Income Fund       14.8%          22.2%      Data only available for
 Average.................                               full one-year periods

                          WESTPEAK STOCK INDEX SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Stock Index Series ("Stock Index") is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") attempts to replicate the composite price and yield performance, before expenses, of the S&P 500 Index.

Westpeak will ordinarily invest Stock Index's assets in all of the 500 stocks included in the S&P 500 Index. Each month, Westpeak purchases and sells stocks as necessary to replicate the proportions of stocks included in the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

Investing in Stock Index involves risks. Stock Index may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Stock Index include:

  .  A general decline in the value of stocks included in the S&P 500 Index.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Stock Index for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Stock Index to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Stock Index. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On August 1, 1993, Westpeak succeeded Back Bay Advisors as subadviser to Stock Index. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Westpeak and Back Bay Advisors.

                           [BAR CHART APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1990              -4.1%
 1991              30.4%
 1992               7.3%
 1993               9.7%
 1994               1.1%
 1995              36.9%
 1996              22.5%
 1997              32.5%
 1998              27.9%
 1999              20.4%

During the period shown above, the highest quarterly return was 21.08% for the fourth quarter of 1998, and the lowest quarterly return was -13.69% for the third quarter of 1990. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Stock Index.......................     20.4%          27.9%          17.7%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lipper Variable Products S&P 500
 Fund Average.....................     20.5%          28.1%          17.7%

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

INVESTMENT OBJECTIVE

The investment objective of the Morgan Stanley International Magnum Equity Series ("International Equity") is long-term capital appreciation through investment primarily in international equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Morgan Stanley Asset Management ("MSAM") is International Equity's subadviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management. MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE COUNTRIES. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

PRINCIPAL INVESTMENT RISKS

Investing in International Equity involves risks. International Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of International Equity include:

  . A general decline in foreign stock markets.

  . Poor performance of the stock markets in which International Equity invests relative to the performance of other stock markets.

  . Poor performance of individual stocks held by International Equity or of value stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.


EAFE COUNTRIES are countries included in the Morgan Stanley Capital International EAFE Index. This index consists of companies headquartered in approximately 20 countries, including Australia, New Zealand, many nations in Western Europe and the more developed nations of Asia, such as Japan, Hong Kong and Singapore.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of International Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of International Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of International Equity's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as subadviser to International Equity. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both MSAM and Draycott Partners, Ltd.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995               6.0%
 1996               6.9%
 1997              -1.3%
 1998               7.3%
 1999              24.6%

During the period shown above, the highest quarterly return was 14.82% for the first quarter of 1998, and the lowest quarterly return was -17.12% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
International Equity.....     24.6%          8.4%                8.6%
Morgan Stanley Capital
 International EAFE
 Index...................     27.0%          12.8%               11.5%
Lipper Variable Products
 International Fund                                     Data only available for
 Average.................     43.2%          17.7%      full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series other than Money Market and Stock Index may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                     BACK BAY ADVISORS MONEY MARKET SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Money Market's assets in a managed portfolio of money market instruments.

 Investment selection

Money market instruments are short term fixed-income investments that include the following:

  . Obligations backed by the full faith and credit of the United States Government, and other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities.

  . Commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's (or, if unrated, of comparable quality).

  .  REPURCHASE AGREEMENTS.

  . Obligations of banks or savings and loan associations with net assets of more than $100 million.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

During the year ended December 31, 1999, Money Market paid 0.35% of its average net assets in investment advisory fees.


REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

                      BACK BAY ADVISORS BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's assets in investment grade securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in high yield debt.

 Investment Selection

Back Bay Advisors evaluates potential investments for Bond Income in several steps.

Back Bay Advisors first allocates the assets of Bond Income that are available for investment among four principal areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating domestic and foreign corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasury securities of various maturities and the interest rates on other fixed-income securities.

Back Bay Advisors generally attempts to maintain a DURATION for the Bond Income portfolio that is within 1 1/2 years of the duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from 4.4 years to 5.0 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or


YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.


PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors manages 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993. Mr. Palfrey has 17 years of investment experience. Mr. Raczkowski, a Vice President of Back Bay Advisors, joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the fiscal year ended December 31, 1999, Bond Income paid 0.40% of its average net assets in investment advisory fees.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

 Investment Selection

SBAM determines how to invest Strategic Bond assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the DURATION of the portfolio, which will generally be approximately 4.5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

 Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by emerging countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as the Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

During the year ended December 31, 1999, Strategic Bond paid 0.65% of its average net assets in investment advisory fees.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM generally invests at least 80% of the assets of the U.S. Government Series in U.S. Government
Securities including repurchase agreements collateralized by U.S. Government Securities and CMOs that relate to U.S. Government Securities. The U.S.
Government Series may also invest up to 20% of its assets in investment grade fixed-income securities that are not U.S. Government Securities.

 Investment Selection

SBAM determines how to invest assets of the U.S.
Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the DURATION of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.


DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

Roger Lavan has been primarily responsible for the day-to-day management of U.S. Government since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990 and served as a co-portfolio manager of U.S. Government Bond from its inception until 1997.

During the year ended December 31, 1999, U.S. Government paid 0.55% of its average net assets in investment advisory fees.

                        BACK BAY ADVISORS MANAGED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests the assets of the Managed Series in a portfolio of U.S. common stocks and U.S. and foreign fixed-income securities. Back Bay Advisors will generally invest more of the assets of Managed Series in common stocks than in fixed-income securities. The Managed Series will generally invest in the stocks included in the S&P 500 Index and may invest in investment grade fixed-income securities, high yield debt and fixed-income securities of foreign issuers.

 Investment Selection

Back Bay Advisors evaluates potential investments for the Managed Series in several steps.

Back Bay Advisors uses a quantitative model to evaluate and adjust the Managed Series' allocation of assets between equity and fixed-income securities. This model analyzes U.S. Government monetary policy, the relative valuation of stock markets relative to fixed-income markets and the flow of funds between stock markets and fixed-income markets.

Equity Securities. Back Bay Advisors generally invests all of the Managed Series' equity portfolio in stocks included in the S&P 500. Back Bay Advisors uses quantitative analysis to invest approximately 20% of this portfolio in stocks which Back Bay believes have favorable price/earnings ratios. Back Bay Advisors invests the remaining 80% of this portfolio to reflect individual stock and industry sector weightings of the S&P 500.

Fixed-Income Securities. Back Bay Advisors first allocates the assets of the Managed Series that will be invested in fixed-income securities among four areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of domestic and foreign corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasuries of various maturities and the interest rates on other fixed-income securities.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

The DURATION of the fixed-income securities portfolio of the Managed Series may vary widely; generally, the duration will range from 5 to 10 years.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The stocks included in the S&P 500 Index may not perform as well as other stocks or the stock market in general.

 Fixed-income Securities

The value of most fixed-income securities generally will rise when interest rates decline and fall when interest rates rise. Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner.

As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

The Managed Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA; Danny Chan, CFA; and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993 and has 17 years of investment experience. Mr. Chan, a portfolio manager on the equity side, is a Vice President of Back Bay Advisors. He joined the company in 1999. Previously, he was a director and a portfolio

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

manager in the Private Banking Division of UBS AG. Mr. Chan has seven years of investment experience. Mr. Raczkowski, a portfolio manager on the fixed income side, is a Vice President of Back Bay Advisors. He joined the company in 1998. Previously,he was a senior consultant at Hagler Bailly Consulting.
Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the year ended December 31, 1999, the Managed Series paid 0.50% of its average net assets in investment advisory fees.

                                BALANCED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

 Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.

Wellington Management selects stocks for the Balanced Series which Wellington Management believes have the following attributes:

  . leadership position within an industry;

  . a strong balance sheet;

  . a high return on equity;

  . sustainable or increasing dividends;

  . a strong management team;

  . a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

  . fundamentals deteriorate;

  . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

  . U.S. government bonds

  . mortgage-backed securities

  . ASSET-BACKED SECURITIES

  . YANKEE BONDS

  . investment grade U.S. corporate bonds

  . high yield U.S. corporate bonds

  . foreign government and SUPRANATIONAL BONDS

  . emerging market debt

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average DURATION and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the average duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from
4.4 years to 5.0 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).


ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

SUPRANATIONAL BONDS are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

 Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Wellington Management has been in the investment management business since 1928. As of December 31, 1999, the company managed over $235 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

During the year ended December 31, 1999, the Balanced Series paid 0.70% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                             CAPITAL GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

CGM invests Capital Growth's assets primarily in the common stocks of large capitalization U.S. companies whose earnings CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks on the basis of overall economic factors such as the general economic outlook, the level and direction of interest rates and the potential impact of inflation. Capital Growth invests primarily in equity securities of U.S. companies but may also invest in equity securities of foreign issuers. Over time, Capital Growth has held larger positions in a smaller number of issuers than many other mutual funds. CGM does not consider income as a significant factor when selecting investments for Capital Growth.

 Stock Selection

In general, CGM seeks companies with the following characteristics:

  .  A well-established record of above-average growth.

  .  The prospect of maintaining market leadership.

  . The potential to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces.

Although CGM searches for these types of companies, not every company in which Capital Growth invests will have all of these characteristics. Rather than strictly following a growth style, CGM may also invest in attractive value stocks. In making an investment decision, CGM will generally:

  . Use a top-down approach to analyze the overall economic factors that may affect a potential investment.

  . Thoroughly analyze certain industries and companies, evaluate the fundamentals of each and focus on attractively valued companies.

  . Purchase a security only after a thorough assessment of all information that CGM deems to be relevant at the time of investment.

  . Sell a stock if CGM's investment expectations are not being met, if CGM identifies better opportunities or if CGM has attained its price objective.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities in general

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

will rise and fall in response to events that affect entire financial markets. The values of stocks of companies in a particular industry or sector of the economy tend to increase or decrease in response to events affecting that industry or sector (changes in inflation or consumer demand, for example). The price of any individual stock will increase or decrease in response to events that affect that particular company (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Capital Growth invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

PORTFOLIO MANAGEMENT

As of December 31, 1999, CGM managed approximately $8.0 billion in assets and currently serves as investment adviser to eight additional mutual funds and to other institutional investors. CGM's address is One International Place, Boston, Massachusetts 02110.

Kenneth Heebner has managed Capital Growth since it was established in 1983. Mr. Heebner co-founded and is currently Senior Portfolio Manager of CGM.

During the year ended December 31, 1999, Capital Growth paid 0.62% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                      HARRIS OAKMARK MID CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Harris invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified" fund, which means that it may hold at any one time securities of fewer issuers compared to a "diversified" fund. Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap by Morningstar, Inc. As of January 31, 2000, this capitalization range was $1.67 billion to $10.54 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including high-yield debt.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Mid Cap Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

 Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  free cash flows and intelligent investment of excess cash.

  .  earnings that are growing and reasonably predictable.

  .  high level of manager ownership.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Mid Cap Value. Harris also monitors Mid Cap Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Mid Cap Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Mid Cap Value invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.


CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a PREMIUM.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PAST PERFORMANCE OF SIMILARLY MANAGED FUNDS

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Mid Cap Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Mid Cap Value. The Oakmark Select Fund is managed by William C. Nygren, and Mid Cap Value is managed by William C. Nygren and Floyd J. Bellman. The following information does not represent Mid Cap Value's performance and should not be considered a prediction of future performance of Mid Cap Value. Mid Cap Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. THE PERFORMANCE OF THE OAKMARK SELECT FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH MID CAP VALUE SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES HAVE THE EFFECT OF LOWERING THE PERFORMANCE OF A VARIABLE INSURANCE PRODUCT.

                                                THE OAKMARK SELECT   RUSSELL
                                                  FUND--CLASS I    MIDCAP INDEX
                                                ------------------ ------------
Total Return for the Year Ended December 31,
 1999..........................................       14.49%          18.2%
Average Annual Total Return Since Inception of
 The Oakmark Select Fund (November 1, 1996)....       31.07%          19.6%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

PORTFOLIO MANAGEMENT

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 1999, Harris manages approximately $12.6 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Mid Cap Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 19 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

During the year ended December 31, 1999, Mid Cap Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Growth and Income since its inception in 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

                          WESTPEAK STOCK INDEX SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak attempts to replicate the composite price and yield performance, before expenses, of the S&P 500 Index,* which is dominated by large capitalization stocks.

Westpeak will ordinarily invest Stock Index's assets in all of the 500 stocks included in the S&P 500 Index. Each month, Westpeak adjusts the proportions of stocks included in Stock Index to replicate the proportions of stocks included in the S&P 500 Index.

 Stock Selection

Westpeak collects data each day on the proportions of the 500 stocks included in the S&P 500. Each month, Westpeak purchases and sells stocks as necessary to replicate the proportions of stocks included in the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Stock Index may not perform as well as a fund which is more actively managed and does not seek to replicate the performance of the S&P 500 Index. The stocks included in the S&P 500 Index may not perform as well as other stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Stock Index since 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Stock Index paid 0.25% of its average net assets in investment advisory fees.
--------
* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and references thereto have been made with permission. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

PRINCIPAL INVESTMENT STRATEGIES

MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE countries. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

 Stock Selection

MSAM evaluates potential investments for International Equity in several steps.

The New York-based portfolio management team decides upon the appropriate allocation of International Equity's assets among Europe, Japan and developed Asia (including Australia and New Zealand). This regional allocation is based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset Allocation Group, which is made up of several of MSAM's most senior investment officers.

Once the allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks International Equity should purchase in their respective geographic regions. These three regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with a company's management before its stock is purchased.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign stocks in general, or stocks of companies in a particular country or region, may not perform as well as U.S. stocks or the world stock markets in general.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or the stock market in general.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries.

Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MSAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MSAM cannot assure that these techniques will be effective.

 Emerging Markets

International Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, International Equity could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, International Equity might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed approximately $184.9 billion in assets. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

Francine J. Bovich, a Managing Director of Morgan Stanley & Co. Incorporated and MSAM, joined MSAM in 1993. She is primarily responsible for managing International Equity's portfolio. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

During the year ended December 31, 1999, International Equity paid 0.90% of its average net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

 All Series except Capital Growth

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for these Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to these Series.

 Capital Growth

CGM makes the day-to-day investment decisions for Capital Growth. CGM receives an investment advisory fee from the Fund for its services to Capital Growth. CGM has subcontracted with and pays NEIM for providing administrative and accounting services to Capital Growth.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the

NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to CGM, NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

 Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

 Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years. Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
                               --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year........................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income.......      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
 Total From Investment
  Operations.................      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income..........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
 Total Distributions.........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
Net Asset Value, End of Year.  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               ========  ========  ========  ========  =======
Total Return (%).............       5.0       5.3       5.3       5.1      5.6
Ratio of Operating Expenses
 to Average Net Assets
 (%)(a)......................      0.40      0.45      0.45      0.50     0.50
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      4.89      5.15      5.21      4.99     5.50
Net Assets, End of Year
 (000).......................  $307,712  $203,597  $111,009  $116,999  $90,148
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have
 been (%)....................       --        --        --       0.50     0.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the Series' operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes, or extraordinary expenses) in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.67      6.76      7.43      7.72      7.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (8.18)     3.00      4.05     (2.70)    12.85
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (0.51)     9.76     11.48      5.02     20.19
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital Gains.....     (0.16)    (1.75)    (1.08)    (0.32)     0.00
 In Excess of Net Realized
  Gain.......................     (0.10)     0.00      0.00      0.00      0.00
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                               ========  ========  ========  ========  ========
Total Return (%).............      (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate (%)..        77        82        40        98        73
Net Assets, End of Year (000)
 ............................  $283,856  $267,791  $202,888  $180,359  $167,712

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.95     0.80     0.75     0.51    0.58
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.78)   (0.56)    0.54     1.05    1.30
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.17     0.24     1.29     1.56    1.88
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.02)   (0.14)   (0.19)  (0.22)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00    (0.01)    0.00     0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                                   =======  =======  =======  =======  ======
Total Return (%)..................     1.4      2.0     11.1     14.4    19.4
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........    8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate (%).......     224      283      258      176     202
Net Assets, End of Year (000) .... $94,910  $95,450  $71,202  $35,808  $9,484
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).........................      --       --     0.87     1.19    2.44

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.47  $ 11.14  $ 10.83  $ 11.04  $ 9.96
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.65     0.47     0.53     0.58    0.33
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.62)    0.37     0.40    (0.21)   1.16
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.03     0.84     0.93     0.37    1.49
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.66)   (0.45)   (0.53)   (0.56)  (0.33)
Distributions From Net Realized
 Capital Gains....................   (0.03)   (0.06)   (0.05)   (0.02)  (0.08)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.04)    0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.69)   (0.51)   (0.62)   (0.58)  (0.41)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.81  $ 11.47  $ 11.14  $ 10.83  $11.04
                                   =======  =======  =======  =======  ======
Total Return (%)..................     0.2      7.5      8.6      3.3    15.0
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.70     0.70     0.70     0.70    0.70
Ratio of Net Investment Income to
 Average Net Assets (%)...........    5.89     5.70     6.42     6.13    5.62
Portfolio Turnover Rate (%).......     530      496      572      388     415
Net Assets, End of Year (000)..... $50,967  $45,807  $22,143  $13,211  $7,542
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have been
 (%)..............................    0.72     0.77     0.98     1.37    2.90

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.70% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                        BACK BAY ADVISORS MANAGED SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 207.76  $ 189.85  $ 170.37  $ 163.52  $ 130.30
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income........      6.98      6.56      6.38      6.43      6.34
Net Realized and Unrealized
 Gain (Loss) on Investments..     13.48     30.50     38.47     18.21     34.33
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............     20.46     37.06     44.85     24.64     40.67
                               --------  --------  --------  --------  --------
Less Distributions
Distributions From Net
 Investment Income...........     (6.83)    (6.51)    (6.42)    (6.34)    (6.34)
Distributions in Excess of
 Net Investment Income.......      0.00      0.00      0.00      0.00     (0.23)
Distributions From Net
 Realized Capital Gains......    (24.57)   (12.64)   (18.95)   (11.45)    (0.88)
                               --------  --------  --------  --------  --------
    Total Distributions......    (31.40)   (19.15)   (25.37)   (17.79)    (7.45)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                               ========  ========  ========  ========  ========
Total Return (%).............      10.0      19.7      26.6      15.0      31.3
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.58      0.58      0.61      0.62      0.64
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.16      3.15      3.20      3.64      4.06
Portfolio Turnover Rate (%)..        49        25        65        72        51
Net Assets, End of Year
 (000).......................  $218,881  $213,639  $188,783  $160,888  $147,536

                              BALANCED SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.43      0.38      0.28     0.27     0.26
Net Realized and Unrealized
 Gain (Loss) on Investments...     (1.21)     0.97      1.90     1.73     2.20
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     (0.78)     1.35      2.18     2.00     2.46
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
Distributions From Net
 Realized Capital Gains.......     (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
Distributions in Excess of Net
 Realized Capital Gains.......     (0.19)     0.00      0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                                ========  ========  ========  =======  =======
Total Return (%)..............      (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.77      0.82      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate (%)...        63        72        60       59       72
Net Assets, End of Year (000).  $192,666  $190,577  $137,443  $58,525  $18,823
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.86     0.99     1.85

--------
(a) On May 1, 2000, Wellington succeeded Loomis Sayles as subadviser to the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           ALGER EQUITY GROWTH SERIES

                                            YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                             CAPITAL GROWTH SERIES

                                        YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------
                             1999        1998        1997        1996       1995
                          ----------  ----------  ----------  ----------  --------
Net Asset Value,
 Beginning of Year......  $   468.03  $   399.60  $   427.08  $   374.62  $ 312.30
                          ----------  ----------  ----------  ----------  --------
Income From Investment
 Operations
Net Investment Income...        3.35        5.29        2.52        3.08      3.47
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........       68.25      130.40       95.67       74.80    114.91
                          ----------  ----------  ----------  ----------  --------
    Total From
     Investment
     Operations.........       71.60      135.69       98.19       77.88    118.38
                          ----------  ----------  ----------  ----------  --------
Less Distributions
Distributions From Net
 Investment Income......       (3.33)      (5.31)      (2.52)      (3.08)    (3.48)
Distributions From Net
 Realized Capital Gains.     (101.18)     (61.73)    (123.15)     (22.34)   (52.58)
Distributions in Excess
 of Net Realized Capital
 Gains..................       (0.38)      (0.22)       0.00        0.00      0.00
                          ----------  ----------  ----------  ----------  --------
    Total Distributions.     (104.89)     (67.26)    (125.67)     (25.42)   (56.06)
                          ----------  ----------  ----------  ----------  --------
Net Asset Value, End of
 Year...................  $   434.74  $   468.03  $   399.60  $   427.08  $ 374.62
                          ==========  ==========  ==========  ==========  ========
Total Return (%)........        15.7        34.1        23.5        21.1      38.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        0.66        0.66        0.67        0.69      0.71
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.67        1.18        0.52        0.79      0.92
Portfolio Turnover Rate
 (%)....................         206         204         214         207       242
Net Assets, End of Year
 (000) .................  $2,064,016  $1,895,748  $1,425,719  $1,142,660  $921,444

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                     HARRIS OAKMARK MID CAP VALUE SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.36      1.09      0.00     0.11     0.42
Net Realized and Unrealized
 Gain (Loss) on Investments...     (0.97)   (11.41)    27.12    24.88    33.80
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............      0.39    (10.32)    27.12    24.99    34.22
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.36)    (1.09)     0.00    (0.13)   (0.40)
Distributions in Excess of net
 investment income............     (0.17)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......      0.00    (36.08)   (14.41)   (9.42)   (4.15)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.25)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                                ========  ========  ========  =======  =======
Total Return (%)..............       0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate (%)...       119       171        49       65       58
Net Assets, End of Year (000).  $109,280  $112,997  $114,617  $82,667  $48,832
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       0.90      0.86     0.92     1.06

--------
(a) On May 1, 2000, Harris succeeded GSAM as subadviser to the Series. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. as subadviser to the Series.
(b) Prior to May 1, 1998, NEIM voluntarily agreed to bear the operating expenses (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                         LOOMIS SAYLES SMALL CAP SERIES

                                            YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                       WESTPEAK GROWTH AND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments...     17.51     42.44     48.76    23.69    37.91
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     19.29     43.74     50.13    25.47    39.68
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
Distributions From Net
 Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                --------  --------  --------  -------  -------
    Total Distributions.......    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                ========  ========  ========  =======  =======
Total Return (%)..............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)...       115       100        93      104       92
Net Assets, End of Year (000).  $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --        --      0.91     1.06

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses of the Series (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                          WESTPEAK STOCK INDEX SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 196.33  $ 155.76  $ 119.62  $100.09  $ 75.35
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.94      1.92      1.86     1.91     1.88
Net Realized and Unrealized
 Gain (Loss) on Investments...     38.00     41.60     36.95    20.58    25.89
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     39.94     43.52     38.81    22.49    27.77
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.94)    (1.91)    (1.86)   (1.93)   (1.85)
Distributions in Excess of Net
 Investment Income............     (0.01)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (3.48)    (1.04)    (0.67)   (1.03)   (1.18)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00      0.00     (0.14)    0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (5.43)    (2.95)    (2.67)   (2.96)   (3.03)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 230.84  $ 196.33  $ 155.76  $119.62  $100.09
                                ========  ========  ========  =======  =======
Total Return (%)..............      20.4      27.9      32.5     22.5     36.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.35      0.37      0.40     0.40     0.40
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.99      1.16      1.41     1.84     2.20
Portfolio Turnover Rate (%)...         3         3         3        4        5
Net Assets, End of Year (000)
 .............................  $269,751  $186,278  $126,584  $80,764  $58,671
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --       0.43     0.50     0.54

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

             MORGAN STANLEY INTERNATIONAL EQUITY MAGNUM SERIES(a)

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.10     0.14     0.08     0.06     0.09
Net Realized and Unrealized Gain
 (Loss) on Investments............    2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income................    0.00    (0.03)    0.00     0.00    (0.03)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.11)   (0.08)   (0.16)    0.00
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
Total Return (%)..................    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)(b)........    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)...........    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%).......      59       40      115       64       89
Net Assets, End of Year (000)      $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of Operating Expenses
 to Average Net Assets
 without giving effect to the
 voluntary expense
 agreement would have been (%)....    1.30     1.40     1.59     1.66     3.12

--------
(a) On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as investment subadviser of the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of an annual expense limit of 1.30% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the Series' total operating expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options. The following fifteen separate investment portfolios (the "Series") are offered through this prospectus.

  MONEY MARKET SERIES                       EQUITY SERIES


  Back Bay Advisors Money Market            Alger Equity Growth Series
  Series                                    Davis Venture Value Series
                                            Harris Oakmark Mid Cap Value
  FIXED-INCOME SERIES                       Series
                                            Loomis Sayles Small Cap Series
  Back Bay Advisors Bond Income             MFS Investors Series
  Series                                    MFS Research Managers Series
  Salomon Brothers Strategic Bond           Westpeak Growth and Income Series
   Opportunities Series                     Westpeak Stock Index Series
  Salomon Brothers U.S. Government
  Series

                                            INTERNATIONAL EQUITY SERIES


  EQUITY AND FIXED-INCOME SERIES            Morgan Stanley International
                                             Magnum Equity Series
  Back Bay Advisors Managed Series
  Balanced Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I  A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-31
Section IV--Other Information about the Fund............................... B-67
Financial Highlights....................................................... B-69

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Back Bay Advisors Money Market Series.......................   B-5      B-32
Back Bay Advisors Bond Income Series........................   B-7      B-33
Salomon Brothers Strategic Bond Opportunities Series........   B-9      B-36
Salomon Brothers U.S. Government Series.....................  B-11      B-39
Back Bay Advisors Managed Series............................  B-13      B-41
Balanced Series.............................................  B-15      B-45
Alger Equity Growth Series..................................  B-17      B-49
Davis Venture Value Series..................................  B-18      B-50
Harris Oakmark Mid Cap Value Series.........................  B-19      B-52
Loomis Sayles Small Cap Series..............................  B-21      B-56
MFS Investors Series........................................  B-23      B-59
MFS Research Managers Series................................  B-24      B-61
Westpeak Growth and Income Series...........................  B-25      B-63
Westpeak Stock Index Series.................................  B-27      B-64
Morgan Stanley International Magnum Equity Series...........  B-29      B-65

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND




A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series. NEIM has contracted with the subadvisers to make the day-to-day investment decisions for the Series. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series of the Fund other than the Harris Oakmark Mid Cap Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Mid Cap Value Series may hold fewer securities than the other Series. If the stocks held by the Harris Oakmark Mid Cap Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

                     BACK BAY ADVISORS MONEY MARKET SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Money Market Series ("Money Market") is the highest possible level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Money Market's assets in a managed portfolio of MONEY MARKET INSTRUMENTS.

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $100.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MONEY MARKET.

Factors that could harm the investment performance of Money Market include:

  .  A general decline in fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Money Market, which may be due to interest rate risk or credit risk.
INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1990          8.2%
                              1991          6.2%
                              1992          3.8%
                              1993          3.0%
                              1994          4.0%
                              1995          5.6%
                              1996          5.1%
                              1997          5.3%
                              1998          5.3%
                              1999          5.0%



A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as MONEY MARKET INSTRUMENTS. Please see Section III for more information on money market instruments.

During the period shown above, the highest quarterly return was 2.00% for each of the second and third quarters of 1990, and the lowest quarterly return was 0.72% for the second quarter of 1993. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                    PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                    ------------- --------------- --------------
Money Market.......................     5.0%           5.3%            5.1%
91 day T-Bill Rate.................     4.8%           5.0%            4.9%

                      BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Bond Income Series ("Bond Income") is a high level of current income consistent with protection of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's total assets in INVESTMENT GRADE securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in HIGH YIELD DEBT.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risks. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1990          8.1%
                              1991         18.0%
                              1992          8.2%
                              1993         12.6%
                              1994         -3.4%
                              1995         21.2%
                              1996          4.6%
                              1997         10.9%
                              1998          9.0%
                              1999         -0.5%


During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995 and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Bond Income.......................     -0.5%          8.8%            8.6%
Lehman Brothers Intermediate
 Government/Corporate Bond Index..      0.4%          7.1%            7.3%
Lipper Variable Products
 Intermediate Investment Grade
 Debt Fund Average................     -0.5%          7.1%            7.1%

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. INVESTMENT GRADE securities (including U.S. Government obligations), (2) U.S. and foreign HIGH YIELD DEBT, and (3) foreign government securities.

PRINCIPAL INVESTMENT RISKS

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of the classes of fixed-income securities held by Strategic Bond.

  . Poor performance of individual fixed-income securities held by Strategic Bond, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         19.4%
                              1996         14.4%
                              1997         11.1%
                              1998          2.0%
                              1999          1.4%


During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Strategic Bond...........       1.4%          9.4%                8.8%
Lehman Brothers Aggregate
 Bond
 Index...................      -0.8%          7.7%                7.6%
Lipper Variable Products
 General Bond Fund                                       Data only available for
 Average.................       0.8%          7.9%       full one-year periods

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") generally invests at least 80% of the total assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in INVESTMENT GRADE fixed-income securities that are not U.S. Government Securities.

PRINCIPAL INVESTMENT RISKS

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

  .  A general decline in fixed-income security markets.

  . Poor performance of the types of fixed-income securities in which U.S. Government Series invests relative to other fixed-income securities.

  . Poor performance of individual fixed-income securities held by the U.S. Government Series, which may be due to interest rate risk or credit risk.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the U.S Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         15.0%
                              1996          3.3%
                              1997          8.6%
                              1998          7.5%
                              1999          0.2%


During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
U.S. Government Series...     0.2%           6.8%                6.7%
Lehman Brothers
 Intermediate Government
 Bond Index..............     0.5%           6.9%                6.7%
Lipper Variable Products
 U.S. Mortgage and GNMA       0.4%           7.2%       Data only available for
 Fund Average (a)........                               full one-year periods

(a) Includes all funds in the Lipper Variable Products U.S. Mortgage Fund Average and the Lipper Variable Products GNMA Fund Average.

                        BACK BAY ADVISORS MANAGED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Managed Series (the "Managed Series") is a favorable total return through investment in a diversified portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests the assets of the Managed Series in a portfolio of U.S. common stocks and U.S. and foreign fixed-income securities. Back Bay Advisors will generally invest more of the assets of Managed Series in common stocks than in fixed-income securities. The Managed Series will generally invest in the stocks included in the S&P 500 Index and may invest in INVESTMENT GRADE fixed-income securities, HIGH YIELD DEBT and fixed-income securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS

Investing in the Managed Series involves risks. The Managed Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Managed Series include:

  . A general decline in the stocks included in the S&P 500 Index or U.S. or foreign fixed-income security markets.

  . Poor performance of individual equity securities or of fixed-income securities held by the Managed Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Back Bay Advisors emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Back Bay Advisors emphasizes investment in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Managed Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Managed Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Managed Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1990          3.2%
                              1991         20.2%
                              1992          6.7%
                              1993         10.6%
                              1994         -1.1%
                              1995         31.3%
                              1996         15.0%
                              1997         26.6%
                              1998         19.7%
                              1999         10.0%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -7.39% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Managed Series....................     10.0%          20.3%          13.8%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lehman Brothers
 Government/Corporate Bond Index..     -2.2%           7.6%           7.7%
Lipper Variable Products Flexible
 Portfolio Fund Average...........     12.0%          17.1%          13.0%

                                BALANCED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management Company, LLP ("Wellington Management") invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in INVESTMENT GRADE U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. HIGH YIELD DEBT and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

PRINCIPAL INVESTMENT RISKS

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Balanced Series or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of Loomis.

                                    [GRAPH]

                              1995         24.8%
                              1996         16.9%
                              1997         16.2%
                              1998          9.1%
                              1999         -5.1%

During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Balanced Series..........     -5.1%          11.9%               11.5%
S&P 500 Index............     21.0%          28.6%               27.0%
Lehman Brothers
 Government/Corporate
 Bond Index..............     -2.2%           7.6%               7.5%
Lipper Variable Products                                Data only available for
 Balanced Fund Average...      8.7%          16.3%      full one-year periods

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         48.8%
                              1996         13.2%
                              1997         25.6%
                              1998         47.8%
                              1999         34.1%


During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         39.3%
                              1996         25.8%
                              1997         33.5%
                              1998         14.4%
                              1999         17.5%


During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                      HARRIS OAKMARK MID CAP VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Harris Associates L.P. ("Harris") invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including INVESTMENT GRADE securities and HIGH YIELD DEBT.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

PRINCIPAL INVESTMENT RISKS

Investing in Mid Cap Value involves risks. Mid Cap Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap Value include:

  . A general decline in the U.S. stock markets or fixed-income securities markets.

  . Poor performance of individual stocks held by Mid Cap Value, of midcap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by Mid Cap Value, which may be due to interest rate risk or credit risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which a "non-diversified" fund invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Mid Cap Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Mid Cap Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Mid Cap Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Mid Cap Value. On May 1, 1998, GSAM succeeded Loomis Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Mid Cap Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM and Loomis Sayles.
                                    [GRAPH]

                              1994         -0.3%
                              1995         30.4%
                              1996         17.6%
                              1997         17.4%
                              1998         -5.5%
                              1999          0.3%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Mid Cap Value............      0.3%          11.3%               10.6%
Russell Midcap Index.....     18.2%          21.9%               17.5%
Lipper Variable Products
 Midcap Fund Average.....     44.5%          23.0%      Data only available for
                                                        full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         28.9%
                              1996         30.7%
                              1997         24.9%
                              1998         -1.7%
                              1999         31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                              MFS INVESTORS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Investors Series (the "Investors Series") is reasonable current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

PRINCIPAL INVESTMENT RISKS

Investing in the Investors Series involves risks. The Investors Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Investors Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Investors
    Series or of large capitalization stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Investors Series does not yet have a full calendar year of investment performance.

                          MFS RESEARCH MANAGERS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Research Managers Series (the "Research Managers Series") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

PRINCIPAL INVESTMENT RISKS

Investing in the Research Managers Series involves risks. The Research Managers Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Research Managers Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Research
    Managers Series.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Research Managers Series does not yet have a full calendar year of investment performance.

                       WESTPEAK GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1994         -1.2%
                              1995         36.5%
                              1996         18.1%
                              1997         33.5%
                              1998         24.4%
                              1999          9.4%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Growth & Income..........      9.4%          24.0%               19.7%
S&P 500 Index............     21.0%          28.6%               22.4%
Lipper Variable Products
 Growth and Income Fund       14.8%          22.2%      Data only available for
 Average.................                               full one-year periods

                          WESTPEAK STOCK INDEX SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Stock Index Series ("Stock Index") is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") attempts to replicate the composite price and yield performance, before expenses, of the S&P 500 Index.

Westpeak will ordinarily invest Stock Index's assets in all of the 500 stocks included in the S&P 500 Index. Each month, Westpeak purchases and sells stocks as necessary to replicate the proportions of stocks included in the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

Investing in Stock Index involves risks. Stock Index may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Stock Index include:

  .  A general decline in the value of stocks included in the S&P 500 Index.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Stock Index for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Stock Index to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Stock Index. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On August 1, 1993, Westpeak succeeded Back Bay Advisors as subadviser to Stock Index. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Westpeak and Back Bay Advisors.

                                    [GRAPH]

                              1990         -4.1%
                              1991         30.4%
                              1992          7.3%
                              1993          9.7%
                              1994          1.1%
                              1995         36.9%
                              1996         22.5%
                              1997         32.5%
                              1998         27.9%
                              1999         20.4%


During the period shown above, the highest quarterly return was 21.08% for the fourth quarter of 1998, and the lowest quarterly return was -13.69% for the third quarter of 1990. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Stock Index.......................     20.4%          27.9%          17.7%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lipper Variable Products S&P 500
 Fund Average.....................     20.5%          28.1%          17.7%

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

INVESTMENT OBJECTIVE

The investment objective of the Morgan Stanley International Magnum Equity Series ("International Equity") is long-term capital appreciation through investment primarily in international equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Morgan Stanley Asset Management ("MSAM") is International Equity's subadviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management. MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE COUNTRIES. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

PRINCIPAL INVESTMENT RISKS

Investing in International Equity involves risks. International Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of International Equity include:

  . A general decline in foreign stock markets.

  . Poor performance of the stock markets in which International Equity invests relative to the performance of other stock markets.

  . Poor performance of individual stocks held by International Equity or of value stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.


EAFE COUNTRIES are countries included in the Morgan Stanley Capital International EAFE Index. This index consists of companies headquartered in approximately 20 countries, including Australia, New Zealand, many nations in Western Europe and the more developed nations of Asia, such as Japan, Hong Kong and Singapore.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of International Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of International Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of International Equity's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as subadviser to International Equity. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both MSAM and Draycott Partners, Ltd.

                                    [GRAPH]

                              1995          6.0%
                              1996          6.9%
                              1997         -1.3%
                              1998          7.3%
                              1999         24.6%


During the period shown above, the highest quarterly return was 14.82% for the first quarter of 1998, and the lowest quarterly return was -17.12% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
International Equity.....     24.6%          8.4%                8.6%
Morgan Stanley Capital
 International EAFE
 Index...................     27.0%          12.8%               11.5%
Lipper Variable Products
 International Fund                                     Data only available for
 Average.................     43.2%          17.7%      full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series other than Money Market and Stock Index may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                     BACK BAY ADVISORS MONEY MARKET SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Money Market's assets in a managed portfolio of money market instruments.

 Investment selection

Money market instruments are short term fixed-income investments that include the following:

  . Obligations backed by the full faith and credit of the United States Government, and other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities.

  . Commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's (or, if unrated, of comparable quality).

  .  REPURCHASE AGREEMENTS.

  . Obligations of banks or savings and loan associations with net assets of more than $100 million.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

During the year ended December 31, 1999, Money Market paid 0.35% of its average net assets in investment advisory fees.


REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

                      BACK BAY ADVISORS BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's assets in investment grade securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in high yield debt.

 Investment Selection

Back Bay Advisors evaluates potential investments for Bond Income in several steps.

Back Bay Advisors first allocates the assets of Bond Income that are available for investment among four principal areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating domestic and foreign corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasury securities of various maturities and the interest rates on other fixed-income securities.

Back Bay Advisors generally attempts to maintain a DURATION for the Bond Income portfolio that is within 1 1/2 years of the duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from 4.4 years to 5.0 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or


YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and
Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.


A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.


PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors manages 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993. Mr. Palfrey has 17 years of investment experience. Mr. Raczkowski, a Vice President of Back Bay Advisors, joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the fiscal year ended December 31, 1999, Bond Income paid 0.40% of its average net assets in investment advisory fees.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

 Investment Selection

SBAM determines how to invest Strategic Bond assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the DURATION of the portfolio, which will generally be approximately 4.5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.
DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

 Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.
A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by emerging countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as the Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

During the year ended December 31, 1999, Strategic Bond paid 0.65% of its average net assets in investment advisory fees.
LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM generally invests at least 80% of the assets of the U.S. Government Series in U.S. Government
Securities including repurchase agreements collateralized by U.S. Government Securities and CMOs that relate to U.S. Government Securities. The U.S.
Government Series may also invest up to 20% of its assets in investment grade fixed-income securities that are not U.S. Government Securities.

 Investment Selection

SBAM determines how to invest assets of the U.S.
Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the DURATION of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.


DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

Roger Lavan has been primarily responsible for the day-to-day management of U.S. Government since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990 and served as a co-portfolio manager of U.S. Government Bond from its inception until 1997.

During the year ended December 31, 1999, U.S. Government paid 0.55% of its average net assets in investment advisory fees.

                        BACK BAY ADVISORS MANAGED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests the assets of the Managed Series in a portfolio of U.S. common stocks and U.S. and foreign fixed-income securities. Back Bay Advisors will generally invest more of the assets of Managed Series in common stocks than in fixed-income securities. The Managed Series will generally invest in the stocks included in the S&P 500 Index and may invest in investment grade fixed-income securities, high yield debt and fixed-income securities of foreign issuers.

 Investment Selection

Back Bay Advisors evaluates potential investments for the Managed Series in several steps.

Back Bay Advisors uses a quantitative model to evaluate and adjust the Managed Series' allocation of assets between equity and fixed-income securities. This model analyzes U.S. Government monetary policy, the relative valuation of stock markets relative to fixed-income markets and the flow of funds between stock markets and fixed-income markets.

Equity Securities. Back Bay Advisors generally invests all of the Managed Series' equity portfolio in stocks included in the S&P 500. Back Bay Advisors uses quantitative analysis to invest approximately 20% of this portfolio in stocks which Back Bay believes have favorable price/earnings ratios. Back Bay Advisors invests the remaining 80% of this portfolio to reflect individual stock and industry sector weightings of the S&P 500.

Fixed-Income Securities. Back Bay Advisors first allocates the assets of the Managed Series that will be invested in fixed-income securities among four areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of domestic and foreign corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasuries of various maturities and the interest rates on other fixed-income securities.






YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

The DURATION of the fixed-income securities portfolio of the Managed Series may vary widely; generally, the duration will range from 5 to 10 years.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The stocks included in the S&P 500 Index may not perform as well as other stocks or the stock market in general.

 Fixed-income Securities

The value of most fixed-income securities generally will rise when interest rates decline and fall when interest rates rise. Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner.

As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

The Managed Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA; Danny Chan, CFA; and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993 and has 17 years of investment experience. Mr. Chan, a portfolio manager on the equity side, is a Vice President of Back Bay Advisors. He joined the company in 1999. Previously, he was a director and a portfolio manager in the Private Banking Division of UBS AG. Mr. Chan

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

has seven years of investment experience. Mr. Raczkowski, a portfolio manager on the fixed income side, is a Vice President of Back Bay Advisors. He joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the year ended December 31, 1999, the Managed Series paid 0.50% of its average net assets in investment advisory fees.

                                BALANCED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

 Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.

Wellington Management selects stocks for the Balanced Series which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  . a strong balance sheet;

  . a high return on equity;

  . sustainable or increasing dividends;

  . a strong management team;

  . a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

  .fundamentals deteriorate;

  .the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

  .U.S. government bonds

  .mortgage-backed securities

  .ASSET-BACKED SECURITIES

  .YANKEE BONDS

  .investment grade U.S. corporate bonds

  .high yield U.S. corporate bonds

  .foreign government and SUPRANATIONAL BONDS

  .emerging market debt

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average DURATION and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the average duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from
4.4 years to 5.0 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).


ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

SUPRANATIONAL BONDS are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

 Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Wellington Management has been in the investment management business since 1928. As of December 31, 1999, the company managed over $235 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

During the year ended December 31, 1999, the Balanced Series paid 0.70% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                      HARRIS OAKMARK MID CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Harris invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified" fund, which means that it may hold at any one time securities of fewer issuers compared to a "diversified" fund. Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap by Morningstar, Inc. As of January 31, 2000, this capitalization range was $1.67 billion to $10.54 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including high-yield debt.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Mid Cap Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

 Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  free cash flows and intelligent investment of excess cash.

  .  earnings that are growing and reasonably predictable.

  .  high level of manager ownership.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Mid Cap Value. Harris also monitors Mid Cap Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Mid Cap Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Mid Cap Value invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.



CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a PREMIUM.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PAST PERFORMANCE OF SIMILARLY MANAGED FUNDS

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Mid Cap Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Mid Cap Value. The Oakmark Select Fund is managed by William C. Nygren, and Mid Cap Value is managed by William C. Nygren and Floyd J. Bellman. The following information does not represent Mid Cap Value's performance and should not be considered a prediction of future performance of Mid Cap Value. Mid Cap Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. THE PERFORMANCE OF THE OAKMARK SELECT FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH MID CAP VALUE SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES HAVE THE EFFECT OF LOWERING THE PERFORMANCE OF A VARIABLE INSURANCE PRODUCT.

                                                THE OAKMARK SELECT   RUSSELL
                                                  FUND--CLASS I    MIDCAP INDEX
                                                ------------------ ------------
Total Return for the Year Ended December 31,
 1999..........................................       14.49%          18.2%
Average Annual Total Return Since Inception of
 The Oakmark Select Fund (November 1, 1996)....       31.07%          19.6%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.
LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

PORTFOLIO MANAGEMENT

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 1999, Harris manages approximately $12.6 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Mid Cap Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 19 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

During the year ended December 31, 1999, Mid Cap Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                              MFS INVESTORS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities (including ADRs), through which it may have exposure to foreign currencies.

 Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Investors Series. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Investors Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Investors Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

John D. Laupheimer and Mitchell D. Dynan are the portfolio managers of Investors Series and each is a Senior Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Dynan has been employed in the investment management area since 1986.

During the period ended December 31, 1999, the Investors Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                          MFS RESEARCH MANAGERS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

 Stock Selection

A committee of investment research analysts selects portfolio securities for the Research Managers Series. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. Analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Research Managers Series is currently managed by a committee of various equity research analysts employed by MFS and its affiliates.

During the period ended December 31, 1999, the Research Managers Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Growth and Income since its inception in 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

                          WESTPEAK STOCK INDEX SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak attempts to replicate the composite price and yield performance, before expenses, of the S&P 500 Index,* which is dominated by large capitalization stocks.

Westpeak will ordinarily invest Stock Index's assets in all of the 500 stocks included in the S&P 500 Index. Each month, Westpeak adjusts the proportions of stocks included in Stock Index to replicate the proportions of stocks included in the S&P 500 Index.

 Stock Selection

Westpeak collects data each day on the proportions of the 500 stocks included in the S&P 500. Each month, Westpeak purchases and sells stocks as necessary to replicate the proportions of stocks included in the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Stock Index may not perform as well as a fund which is more actively managed and does not seek to replicate the performance of the S&P 500 Index. The stocks included in the S&P 500 Index may not perform as well as other stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Stock Index since 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Stock Index paid 0.25% of its average net assets in investment advisory fees.
--------
* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and references thereto have been made with permission. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

PRINCIPAL INVESTMENT STRATEGIES

MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE countries. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

 Stock Selection

MSAM evaluates potential investments for International Equity in several steps.

The New York-based portfolio management team decides upon the appropriate allocation of International Equity's assets among Europe, Japan and developed Asia (including Australia and New Zealand). This regional allocation is based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset Allocation Group, which is made up of several of MSAM's most senior investment officers.

Once the allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks International Equity should purchase in their respective geographic regions. These three regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with a company's management before its stock is purchased.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign stocks in general, or stocks of companies in a particular country or region, may not perform as well as U.S. stocks or the world stock markets in general.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or the stock market in general.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries.

Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MSAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MSAM cannot assure that these techniques will be effective.

 Emerging Markets

International Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, International Equity could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, International Equity might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed approximately $184.9 billion in assets. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

Francine J. Bovich, a Managing Director of Morgan Stanley & Co. Incorporated and MSAM, joined MSAM in 1993. She is primarily responsible for managing International Equity's portfolio. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

During the year ended December 31, 1999, International Equity paid 0.90% of its average net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for these Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to these Series.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

 Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

 Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series other than Money Market may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for those Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
                               --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year........................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income.......      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
 Total From Investment
  Operations.................      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income..........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
 Total Distributions.........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
Net Asset Value, End of Year.  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               ========  ========  ========  ========  =======
Total Return (%).............       5.0       5.3       5.3       5.1      5.6
Ratio of Operating Expenses
 to Average Net Assets
 (%)(a)......................      0.40      0.45      0.45      0.50     0.50
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      4.89      5.15      5.21      4.99     5.50
Net Assets, End of Year
 (000).......................  $307,712  $203,597  $111,009  $116,999  $90,148
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have
 been (%)....................       --        --        --       0.50     0.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the Series' operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes, or extraordinary expenses) in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.67      6.76      7.43      7.72      7.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (8.18)     3.00      4.05     (2.70)    12.85
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (0.51)     9.76     11.48      5.02     20.19
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital Gains.....     (0.16)    (1.75)    (1.08)    (0.32)     0.00
 In Excess of Net Realized
  Gain.......................     (0.10)     0.00      0.00      0.00      0.00
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                               ========  ========  ========  ========  ========
Total Return (%).............      (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate (%)..        77        82        40        98        73
Net Assets, End of Year (000)
 ............................  $283,856  $267,791  $202,888  $180,359  $167,712

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.95     0.80     0.75     0.51    0.58
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.78)   (0.56)    0.54     1.05    1.30
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.17     0.24     1.29     1.56    1.88
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.02)   (0.14)   (0.19)  (0.22)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00    (0.01)    0.00     0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                                   =======  =======  =======  =======  ======
Total Return (%)..................     1.4      2.0     11.1     14.4    19.4
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........    8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate (%).......     224      283      258      176     202
Net Assets, End of Year (000) .... $94,910  $95,450  $71,202  $35,808  $9,484
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).........................      --       --     0.87     1.19    2.44

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.47  $ 11.14  $ 10.83  $ 11.04  $ 9.96
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.65     0.47     0.53     0.58    0.33
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.62)    0.37     0.40    (0.21)   1.16
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.03     0.84     0.93     0.37    1.49
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.66)   (0.45)   (0.53)   (0.56)  (0.33)
Distributions From Net Realized
 Capital Gains....................   (0.03)   (0.06)   (0.05)   (0.02)  (0.08)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.04)    0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.69)   (0.51)   (0.62)   (0.58)  (0.41)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.81  $ 11.47  $ 11.14  $ 10.83  $11.04
                                   =======  =======  =======  =======  ======
Total Return (%)..................     0.2      7.5      8.6      3.3    15.0
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.70     0.70     0.70     0.70    0.70
Ratio of Net Investment Income to
 Average Net Assets (%)...........    5.89     5.70     6.42     6.13    5.62
Portfolio Turnover Rate (%).......     530      496      572      388     415
Net Assets, End of Year (000)..... $50,967  $45,807  $22,143  $13,211  $7,542
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have been
 (%)..............................    0.72     0.77     0.98     1.37    2.90

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.70% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                        BACK BAY ADVISORS MANAGED SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 207.76  $ 189.85  $ 170.37  $ 163.52  $ 130.30
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income........      6.98      6.56      6.38      6.43      6.34
Net Realized and Unrealized
 Gain (Loss) on Investments..     13.48     30.50     38.47     18.21     34.33
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............     20.46     37.06     44.85     24.64     40.67
                               --------  --------  --------  --------  --------
Less Distributions
Distributions From Net
 Investment Income...........     (6.83)    (6.51)    (6.42)    (6.34)    (6.34)
Distributions in Excess of
 Net Investment Income.......      0.00      0.00      0.00      0.00     (0.23)
Distributions From Net
 Realized Capital Gains......    (24.57)   (12.64)   (18.95)   (11.45)    (0.88)
                               --------  --------  --------  --------  --------
    Total Distributions......    (31.40)   (19.15)   (25.37)   (17.79)    (7.45)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                               ========  ========  ========  ========  ========
Total Return (%).............      10.0      19.7      26.6      15.0      31.3
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.58      0.58      0.61      0.62      0.64
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.16      3.15      3.20      3.64      4.06
Portfolio Turnover Rate (%)..        49        25        65        72        51
Net Assets, End of Year
 (000).......................  $218,881  $213,639  $188,783  $160,888  $147,536

                              BALANCED SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.43      0.38      0.28     0.27     0.26
Net Realized and Unrealized
 Gain (Loss) on Investments...     (1.21)     0.97      1.90     1.73     2.20
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     (0.78)     1.35      2.18     2.00     2.46
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
Distributions From Net
 Realized Capital Gains.......     (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
Distributions in Excess of Net
 Realized Capital Gains.......     (0.19)     0.00      0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                                ========  ========  ========  =======  =======
Total Return (%)..............      (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.77      0.82      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate (%)...        63        72        60       59       72
Net Assets, End of Year (000).  $192,666  $190,577  $137,443  $58,525  $18,823
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.86     0.99     1.85

--------
(a) On May 1, 2000, Wellington succeeded Loomis Sayles as subadviser to the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           ALGER EQUITY GROWTH SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                      HARRIS OAKMARK MID CAP VALUE SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.36      1.09      0.00     0.11     0.42
Net Realized and Unrealized
 Gain (Loss) on Investments...     (0.97)   (11.41)    27.12    24.88    33.80
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............      0.39    (10.32)    27.12    24.99    34.22
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.36)    (1.09)     0.00    (0.13)   (0.40)
Distributions in Excess of net
 investment income............     (0.17)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......      0.00    (36.08)   (14.41)   (9.42)   (4.15)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.25)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                                ========  ========  ========  =======  =======
Total Return (%)..............       0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate (%)...       119       171        49       65       58
Net Assets, End of Year (000).  $109,280  $112,997  $114,617  $82,667  $48,832
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       0.90      0.86     0.92     1.06

--------
(a) On May 1, 2000, Harris succeeded GSAM as subadviser to the Series. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. as subadviser to the Series.
(b) Prior to May 1, 1998, NEIM voluntarily agreed to bear the operating expenses (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                              MFS INVESTORS SERIES

                               APRIL 30, 1999(a)
                                   THROUGH
                                DECEMBER 31,
                                    1999
                              -----------------
Net Asset Value, Beginning
 of Period..................       $10.00
                                   ------
Income From Investment
 Operations
Net Investment Income.......         0.02
Net Realized and Unrealized
 Gain (Loss) on Investments.         0.26
                                   ------
    Total From Investment
     Operations.............         0.28
                                   ------
Less Distributions
Distributions From Net
 Investment Income..........        (0.02)
                                   ------
    Total Distributions.....        (0.02)
                                   ------
Net Asset Value, End of
 Period.....................       $10.26
                                   ======
Total Return (%)............          2.9 (b)
Ratio of Operating Expenses
 to Average Net Assets
 (%)(d).....................         0.90 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).................         0.45 (c)
Portfolio Turnover Rate (%).           60
Net Assets, End of Period
 (000)........................     $6,841
The Ratios of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..............         2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                         MFS RESEARCH MANAGERS SERIES

                                                              APRIL 30, 1999(a)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period.........................      $10.00
                                                                   ------
Income From Investment Operations
Net Investment Income........................................        0.00
Net Realized and Unrealized Gain (Loss) on Investments.......        1.98
                                                                   ------
    Total From Investment Operations.........................        1.98
                                                                   ------
Net Asset Value, End of Period...............................      $11.98
                                                                   ======
Total Return (%).............................................        19.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)........        0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%).....       (0.06)(c)
Portfolio Turnover Rate (%)..................................          84
Net Assets, End of Period (000)..............................      $6,872
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).........................................        2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                       WESTPEAK GROWTH AND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments...     17.51     42.44     48.76    23.69    37.91
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     19.29     43.74     50.13    25.47    39.68
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
Distributions From Net
 Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                --------  --------  --------  -------  -------
    Total Distributions.......    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                ========  ========  ========  =======  =======
Total Return (%)..............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)...       115       100        93      104       92
Net Assets, End of Year (000).  $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --        --      0.91     1.06

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses of the Series (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                          WESTPEAK STOCK INDEX SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 196.33  $ 155.76  $ 119.62  $100.09  $ 75.35
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.94      1.92      1.86     1.91     1.88
Net Realized and Unrealized
 Gain (Loss) on Investments...     38.00     41.60     36.95    20.58    25.89
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     39.94     43.52     38.81    22.49    27.77
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.94)    (1.91)    (1.86)   (1.93)   (1.85)
Distributions in Excess of Net
 Investment Income............     (0.01)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (3.48)    (1.04)    (0.67)   (1.03)   (1.18)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00      0.00     (0.14)    0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (5.43)    (2.95)    (2.67)   (2.96)   (3.03)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 230.84  $ 196.33  $ 155.76  $119.62  $100.09
                                ========  ========  ========  =======  =======
Total Return (%)..............      20.4      27.9      32.5     22.5     36.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.35      0.37      0.40     0.40     0.40
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.99      1.16      1.41     1.84     2.20
Portfolio Turnover Rate (%)...         3         3         3        4        5
Net Assets, End of Year (000)
 .............................  $269,751  $186,278  $126,584  $80,764  $58,671
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --       0.43     0.50     0.54

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

             MORGAN STANLEY INTERNATIONAL EQUITY MAGNUM SERIES(a)

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.10     0.14     0.08     0.06     0.09
Net Realized and Unrealized Gain
 (Loss) on Investments............    2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income................    0.00    (0.03)    0.00     0.00    (0.03)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.11)   (0.08)   (0.16)    0.00
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
Total Return (%)..................    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)(b)........    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)...........    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%).......      59       40      115       64       89
Net Assets, End of Year (000)      $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of Operating Expenses
 to Average Net Assets
 without giving effect to the
 voluntary expense
 agreement would have been (%)....    1.30     1.40     1.59     1.66     3.12

--------
(a) On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as investment subadviser of the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of an annual expense limit of 1.30% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the Series' total operating expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                           DAVIS VENTURE VALUE SERIES
                         LOOMIS SAYLES SMALL CAP SERIES

                             PROSPECTUS MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund..............................   1
Section II--Summary Information about each Series ..........................   2
Section III--Additional Information about each Series ......................   5
Section IV--Other Information About the Fund................................  10
Financial Highlights........................................................  12


                 SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND


ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. Two of these Series are offered through this Prospectus. New England Investment Management, Inc. ("NEIM") is the investment adviser to each Series. NEIM has contracted with subadvisers to make the day-to-day investment decisions for the Series. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series is a "diversified" fund.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life") General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                 Total Return

                              1995          39.3%
                              1996          25.8%
                              1997          33.5%
                              1998          14.4%
                              1999          17.5%


During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD
The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                 Total Return

                              1995          28.9%
                              1996          30.7%
                              1997          24.9%
                              1998          -1.7%
                              1999          31.8%


During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Each Series has adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests are REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also sensitive to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

The Small Cap Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks,

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for these Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to these Series.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by each Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for these Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
   Total From Investment
    Operations................      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
   Total Distributions........     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                --------  --------  --------  --------  -------
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
   Total From Investment
    Operations................     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
   Total Distributions........     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call (800)-SEC-0330 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options. The following nine separate investment portfolios (the "Series") are offered through this prospectus.

  FIXED-INCOME SERIES                      EQUITY SERIES


  Salomon Brothers Strategic Bond          Alger Equity Growth Series
   Opportunities Series                    Davis Venture Value Series
  Salomon Brothers U.S. Government         Harris Oakmark Mid Cap Value
  Series                                   Series
                                           Loomis Sayles Small Cap Series
  EQUITY AND FIXED-INCOME SERIES           Westpeak Growth and Income Series


  Balanced Series                          INTERNATIONAL EQUITY SERIES

                                           Morgan Stanley International
                                            Magnum Equity Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I  A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-21
Section IV--Other Information about the Fund............................... B-44
Financial Highlights....................................................... B-46

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Salomon Brothers Strategic Bond Opportunities Series........   B-5      B-22
Salomon Brothers U.S. Government Series.....................   B-7      B-25
Balanced Series.............................................   B-9      B-27
Alger Equity Growth Series..................................  B-11      B-31
Davis Venture Value Series..................................  B-12      B-32
Harris Oakmark Mid Cap Value Series.........................  B-13      B-34
Loomis Sayles Small Cap Series..............................  B-15      B-38
Westpeak Growth and Income Series...........................  B-17      B-41
Morgan Stanley International Magnum Equity Series...........  B-19      B-42

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND

A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series. NEIM has contracted with subadvisers to make the day-to-day investment decisions for the Series. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series of the Fund other than the Harris Oakmark Mid Cap Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Mid Cap Value Series may hold fewer securities than the other Series. If the stocks held by the Harris Oakmark Mid Cap Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. INVESTMENT GRADE securities (including U.S. Government obligations), (2) U.S. and foreign HIGH YIELD DEBT, and (3) foreign government securities.

PRINCIPAL INVESTMENT RISKS

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of the classes of fixed-income securities held by Strategic Bond.

  . Poor performance of individual fixed-income securities held by Strategic Bond, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                1995     19.4%
                                1996     14.4%
                                1997     11.1%
                                1998      2.0%
                                1999      1.4%


During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Strategic Bond...........       1.4%          9.4%                8.8%
Lehman Brothers Aggregate
 Bond
 Index...................      -0.8%          7.7%                7.6%
Lipper Variable Products
 General Bond Fund                                       Data only available for
 Average.................       0.8%          7.9%       full one-year periods

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") generally invests at least 80% of the total assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in INVESTMENT GRADE fixed-income securities that are not U.S. Government Securities.

PRINCIPAL INVESTMENT RISKS

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

  .  A general decline in fixed-income security markets.

  . Poor performance of the types of fixed-income securities in which U.S. Government Series invests relative to other fixed-income securities.

  . Poor performance of individual fixed-income securities held by the U.S. Government Series, which may be due to interest rate risk or credit risk.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the U.S Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                1995     15.0%
                                1996      3.3%
                                1997      8.6%
                                1998      7.5%
                                1999      0.2%


During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
U.S. Government Series...     0.2%           6.8%                6.7%
Lehman Brothers
 Intermediate Government
 Bond Index..............     0.5%           6.9%                6.7%
Lipper Variable Products
 U.S. Mortgage and GNMA       0.4%           7.2%       Data only available for
 Fund Average (a)........                               full one-year periods

(a) Includes all funds in the Lipper Variable Products U.S. Mortgage Fund Average and the Lipper Variable Products GNMA Fund Average.

                                BALANCED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management Company, LLP ("Wellington Management") invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in INVESTMENT GRADE U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. HIGH YIELD DEBT and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

PRINCIPAL INVESTMENT RISKS

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Balanced Series or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of Loomis.


                                    [GRAPH]

                                1995     24.8%
                                1996     16.9%
                                1997     16.2%
                                1998      9.1%
                                1999     -5.1%


During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Balanced Series..........     -5.1%          11.9%               11.5%
S&P 500 Index............     21.0%          28.6%               27.0%
Lehman Brothers
 Government/Corporate
 Bond Index..............     -2.2%           7.6%               7.5%
Lipper Variable Products                                Data only available for
 Balanced Fund Average...      8.7%          16.3%      full one-year periods

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                1995     48.8%
                                1996     13.2%
                                1997     25.6%
                                1998     47.8%
                                1999     34.1%


During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                1995     39.3%
                                1996     25.8%
                                1997     33.5%
                                1998     14.4%
                                1999     17.5%


During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                      HARRIS OAKMARK MID CAP VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Harris Associates L.P. ("Harris") invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including INVESTMENT GRADE securities and HIGH YIELD DEBT.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

PRINCIPAL INVESTMENT RISKS

Investing in Mid Cap Value involves risks. Mid Cap Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap Value include:

  . A general decline in the U.S. stock markets or fixed-income securities markets.

  . Poor performance of individual stocks held by Mid Cap Value, of midcap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by Mid Cap Value, which may be due to interest rate risk or credit risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which a "non-diversified" fund invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Mid Cap Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Mid Cap Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Mid Cap Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Mid Cap Value. On May 1, 1998, GSAM succeeded Loomis Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Mid Cap Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM and Loomis Sayles.

                                    [GRAPH]

                                1994     -0.3%
                                1995     30.4%
                                1996     17.6%
                                1997     17.4%
                                1998     -5.5%
                                1999      0.3%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Mid Cap Value............      0.3%          11.3%               10.6%
Russell Midcap Index.....     18.2%          21.9%               17.5%
Lipper Variable Products
 Midcap Fund Average.....     44.5%          23.0%      Data only available for
                                                        full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                1995     28.9%
                                1996     30.7%
                                1997     24.9%
                                1998     -1.7%
                                1999     31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                       WESTPEAK GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                                1994     -1.2%
                                1995     36.5%
                                1996     18.1%
                                1997     33.5%
                                1998     24.4%
                                1999      9.4%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Growth & Income..........      9.4%          24.0%               19.7%
S&P 500 Index............     21.0%          28.6%               22.4%
Lipper Variable Products
 Growth and Income Fund       14.8%          22.2%      Data only available for
 Average.................                               full one-year periods

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

INVESTMENT OBJECTIVE

The investment objective of the Morgan Stanley International Magnum Equity Series ("International Equity") is long-term capital appreciation through investment primarily in international equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Morgan Stanley Asset Management ("MSAM") is International Equity's subadviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management. MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE COUNTRIES. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

PRINCIPAL INVESTMENT RISKS

Investing in International Equity involves risks. International Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of International Equity include:

  . A general decline in foreign stock markets.

  . Poor performance of the stock markets in which International Equity invests relative to the performance of other stock markets.

  . Poor performance of individual stocks held by International Equity or of value stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.


EAFE COUNTRIES are countries included in the Morgan Stanley Capital International EAFE Index. This index consists of companies headquartered in approximately 20 countries, including Australia, New Zealand, many nations in Western Europe and the more developed nations of Asia, such as Japan, Hong Kong and Singapore.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of International Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of International Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of International Equity's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as subadviser to International Equity. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both MSAM and Draycott Partners, Ltd.


                                    [GRAPH]

                                1995      6.0%
                                1996      6.9%
                                1997     -1.3%
                                1998      7.3%
                                1999     24.6%


During the period shown above, the highest quarterly return was 14.82% for the first quarter of 1998, and the lowest quarterly return was -17.12% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
International Equity.....     24.6%          8.4%                8.6%
Morgan Stanley Capital
 International EAFE
 Index...................     27.0%          12.8%               11.5%
Lipper Variable Products
 International Fund                                     Data only available for
 Average.................     43.2%          17.7%      full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

 Investment Selection

SBAM determines how to invest Strategic Bond assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the DURATION of the portfolio, which will generally be approximately 4.5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

 Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by emerging countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as the Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

During the year ended December 31, 1999, Strategic Bond paid 0.65% of its average net assets in investment advisory fees.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM generally invests at least 80% of the assets of the U.S. Government Series in U.S. Government Securities including repurchase agreements collateralized by U.S. Government Securities and CMOs that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its assets in investment grade fixed-income securities that are not U.S. Government Securities.

 Investment Selection

SBAM determines how to invest assets of the U.S. Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the DURATION of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.


DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

Roger Lavan has been primarily responsible for the day-to-day management of U.S. Government since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990 and served as a co-portfolio manager of U.S. Government Bond from its inception until 1997.

During the year ended December 31, 1999, U.S. Government paid 0.55% of its average net assets in investment advisory fees.

                                BALANCED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

 Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.

Wellington Management selects stocks for the Balanced Series which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  . a strong balance sheet;

  . a high return on equity;

  . sustainable or increasing dividends;

  . a strong management team;

  . a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

  .fundamentals deteriorate;

  .the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

  .U.S. government bonds

  .mortgage-backed securities

  .ASSET-BACKED SECURITIES

  .YANKEE BONDS

  .investment grade U.S. corporate bonds

  .high yield U.S. corporate bonds

  .foreign government and SUPRANATIONAL BONDS

  .emerging market debt

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average DURATION and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the average duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from
4.4 years to 5.0 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).


ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

SUPRANATIONAL BONDS are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

 Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Wellington Management has been in the investment management business since 1928. As of December 31, 1999, the company managed over $235 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

During the year ended December 31, 1999, the Balanced Series paid 0.70% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                      HARRIS OAKMARK MID CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Harris invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified" fund, which means that it may hold at any one time securities of fewer issuers compared to a "diversified" fund. Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap by Morningstar, Inc. As of January 31, 2000, this capitalization range was $1.67 billion to $10.54 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including high-yield debt.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Mid Cap Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

 Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  free cash flows and intelligent investment of excess cash.

  .  earnings that are growing and reasonably predictable.

  .  high level of manager ownership.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Mid Cap Value. Harris also monitors Mid Cap Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Mid Cap Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Mid Cap Value invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.



CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a PREMIUM.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PAST PERFORMANCE OF SIMILARLY MANAGED FUNDS

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Mid Cap Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Mid Cap Value. The Oakmark Select Fund is managed by William C. Nygren, and Mid Cap Value is managed by William C. Nygren and Floyd J. Bellman. The following information does not represent Mid Cap Value's performance and should not be considered a prediction of future performance of Mid Cap Value. Mid Cap Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. THE PERFORMANCE OF THE OAKMARK SELECT FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH MID CAP VALUE SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES HAVE THE EFFECT OF LOWERING THE PERFORMANCE OF A VARIABLE INSURANCE PRODUCT.

                                                THE OAKMARK SELECT   RUSSELL
                                                  FUND--CLASS I    MIDCAP INDEX
                                                ------------------ ------------
Total Return for the Year Ended December 31,
 1999..........................................       14.49%          18.2%
Average Annual Total Return Since Inception of
 The Oakmark Select Fund (November 1, 1996)....       31.07%          19.6%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

PORTFOLIO MANAGEMENT

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 1999, Harris manages approximately $12.6 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Mid Cap Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 19 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

During the year ended December 31, 1999, Mid Cap Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Growth and Income since its inception in 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

PRINCIPAL INVESTMENT STRATEGIES

MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE countries. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

 Stock Selection

MSAM evaluates potential investments for International Equity in several steps.

The New York-based portfolio management team decides upon the appropriate allocation of International Equity's assets among Europe, Japan and developed Asia (including Australia and New Zealand). This regional allocation is based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset Allocation Group, which is made up of several of MSAM's most senior investment officers.

Once the allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks International Equity should purchase in their respective geographic regions. These three regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with a company's management before its stock is purchased.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign stocks in general, or stocks of companies in a particular country or region, may not perform as well as U.S. stocks or the world stock markets in general.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or the stock market in general.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries.

Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MSAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MSAM cannot assure that these techniques will be effective.

 Emerging Markets

International Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, International Equity could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, International Equity might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed approximately $184.9 billion in assets. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

Francine J. Bovich, a Managing Director of Morgan Stanley & Co. Incorporated and MSAM, joined MSAM in 1993. She is primarily responsible for managing International Equity's portfolio. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

During the year ended December 31, 1999, International Equity paid 0.90% of its average net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for each Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to each Series.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years. Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.95     0.80     0.75     0.51    0.58
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.78)   (0.56)    0.54     1.05    1.30
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.17     0.24     1.29     1.56    1.88
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.02)   (0.14)   (0.19)  (0.22)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00    (0.01)    0.00     0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                                   =======  =======  =======  =======  ======
Total Return (%)..................     1.4      2.0     11.1     14.4    19.4
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........    8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate (%).......     224      283      258      176     202
Net Assets, End of Year (000) .... $94,910  $95,450  $71,202  $35,808  $9,484
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).........................      --       --     0.87     1.19    2.44

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.47  $ 11.14  $ 10.83  $ 11.04  $ 9.96
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.65     0.47     0.53     0.58    0.33
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.62)    0.37     0.40    (0.21)   1.16
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.03     0.84     0.93     0.37    1.49
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.66)   (0.45)   (0.53)   (0.56)  (0.33)
Distributions From Net Realized
 Capital Gains....................   (0.03)   (0.06)   (0.05)   (0.02)  (0.08)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.04)    0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.69)   (0.51)   (0.62)   (0.58)  (0.41)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.81  $ 11.47  $ 11.14  $ 10.83  $11.04
                                   =======  =======  =======  =======  ======
Total Return (%)..................     0.2      7.5      8.6      3.3    15.0
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.70     0.70     0.70     0.70    0.70
Ratio of Net Investment Income to
 Average Net Assets (%)...........    5.89     5.70     6.42     6.13    5.62
Portfolio Turnover Rate (%).......     530      496      572      388     415
Net Assets, End of Year (000)..... $50,967  $45,807  $22,143  $13,211  $7,542
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have been
 (%)..............................    0.72     0.77     0.98     1.37    2.90

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.70% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                               BALANCED SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.43      0.38      0.28     0.27     0.26
Net Realized and Unrealized
 Gain (Loss) on Investments...     (1.21)     0.97      1.90     1.73     2.20
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     (0.78)     1.35      2.18     2.00     2.46
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
Distributions From Net
 Realized Capital Gains.......     (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
Distributions in Excess of Net
 Realized Capital Gains.......     (0.19)     0.00      0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                                ========  ========  ========  =======  =======
Total Return (%)..............      (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.77      0.82      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate (%)...        63        72        60       59       72
Net Assets, End of Year (000).  $192,666  $190,577  $137,443  $58,525  $18,823
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.86     0.99     1.85

--------
(a) On May 1, 2000, Wellington succeeded Loomis Sayles as subadviser to the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           ALGER EQUITY GROWTH SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                     HARRIS OAKMARK MID CAP VALUE SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.36      1.09      0.00     0.11     0.42
Net Realized and Unrealized
 Gain (Loss) on Investments...     (0.97)   (11.41)    27.12    24.88    33.80
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............      0.39    (10.32)    27.12    24.99    34.22
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.36)    (1.09)     0.00    (0.13)   (0.40)
Distributions in Excess of net
 investment income............     (0.17)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......      0.00    (36.08)   (14.41)   (9.42)   (4.15)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.25)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                                ========  ========  ========  =======  =======
Total Return (%)..............       0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate (%)...       119       171        49       65       58
Net Assets, End of Year (000).  $109,280  $112,997  $114,617  $82,667  $48,832
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       0.90      0.86     0.92     1.06

--------
(a) On May 1, 2000, Harris succeeded GSAM as subadviser to the Series. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. as subadviser to the Series.
(b) Prior to May 1, 1998, NEIM voluntarily agreed to bear the operating expenses (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                       WESTPEAK GROWTH AND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments...     17.51     42.44     48.76    23.69    37.91
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     19.29     43.74     50.13    25.47    39.68
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
Distributions From Net
 Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                --------  --------  --------  -------  -------
    Total Distributions.......    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                ========  ========  ========  =======  =======
Total Return (%)..............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)...       115       100        93      104       92
Net Assets, End of Year (000).  $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --        --      0.91     1.06

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses of the Series (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

              MORGAN STANLEY INTERNATIONAL EQUITY MAGNUM SERIES(a)

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.10     0.14     0.08     0.06     0.09
Net Realized and Unrealized Gain
 (Loss) on Investments............    2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income................    0.00    (0.03)    0.00     0.00    (0.03)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.11)   (0.08)   (0.16)    0.00
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
Total Return (%)..................    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)(b)........    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)...........    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%).......      59       40      115       64       89
Net Assets, End of Year (000)      $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of Operating Expenses
 to Average Net Assets
 without giving effect to the
 voluntary expense
 agreement would have been (%)....    1.30     1.40     1.59     1.66     3.12

--------
(a) On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as investment subadviser of the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of an annual expense limit of 1.30% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the Series' total operating expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options. The following fourteen separate investment portfolios (the "Series") are offered through this prospectus.

  MONEY MARKET SERIES                       EQUITY SERIES

  Back Bay Advisors Money Market Series     Alger Equity Growth Series
                                            Capital Growth Series
  FIXED-INCOME SERIES                       Davis Venture Value Series
                                            Harris Oakmark Mid Cap Value
  Back Bay Advisors Bond Income Series      Series
                                            Loomis Sayles Small Cap Series
  EQUITY AND FIXED-INCOME SERIES            MFS Investors Series
                                            MFS Research Managers Series
  Back Bay Advisors Managed Series          Westpeak Growth and Income Series
  Balanced Series                           Westpeak Stock Index Series

                                            INTERNATIONAL EQUITY SERIES

                                            Morgan Stanley International
                                             Magnum Equity Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I   A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-29
Section IV--Other Information about the Fund............................... B-63
Financial Highlights....................................................... B-65

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Back Bay Advisors Money Market Series.......................   B-5      B-30
Back Bay Advisors Bond Income Series........................   B-7      B-31
Back Bay Advisors Managed Series............................   B-9      B-34
Balanced Series.............................................  B-11      B-38
Alger Equity Growth Series..................................  B-13      B-42
Capital Growth Series.......................................  B-14      B-43
Davis Venture Value Series..................................  B-16      B-46
Harris Oakmark Mid Cap Value Series.........................  B-17      B-48
Loomis Sayles Small Cap Series..............................  B-19      B-52
MFS Investors Series........................................  B-21      B-55
MFS Research Managers Series................................  B-22      B-57
Westpeak Growth and Income Series...........................  B-23      B-59
Westpeak Stock Index Series.................................  B-25      B-60
Morgan Stanley International Magnum Equity Series...........  B-27      B-61

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND




A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series except Capital Growth, which is managed by Capital Growth Management Limited Partnership ("CGM"). NEIM has contracted with the subadvisers to make the day-to-day investment decisions for all Series except Capital Growth. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. CGM makes the day-to-day investment decisions for Capital Growth.

Each Series of the Fund other than the Harris Oakmark Mid Cap Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Mid Cap Value Series may hold fewer securities than the other Series. If the stocks held by the Harris Oakmark Mid Cap Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

                     BACK BAY ADVISORS MONEY MARKET SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Money Market Series ("Money Market") is the highest possible level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Money Market's assets in a managed portfolio of MONEY MARKET INSTRUMENTS.

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $100.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MONEY MARKET.

Factors that could harm the investment performance of Money Market include:

  .  A general decline in fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Money Market, which may be due to interest rate risk or credit risk.
INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1990          8.2%
                              1991          6.2%
                              1992          3.8%
                              1993          3.0%
                              1994          4.0%
                              1995          5.6%
                              1996          5.1%
                              1997          5.3%
                              1998          5.3%
                              1999          5.0%



A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as MONEY MARKET INSTRUMENTS. Please see Section III for more information on money market instruments.

During the period shown above, the highest quarterly return was 2.00% for each of the second and third quarters of 1990, and the lowest quarterly return was 0.72% for the second quarter of 1993. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                    PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                    ------------- --------------- --------------
Money Market.......................     5.0%           5.3%            5.1%
91 day T-Bill Rate.................     4.8%           5.0%            4.9%

                      BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Bond Income Series ("Bond Income") is a high level of current income consistent with protection of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's total assets in INVESTMENT GRADE securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in HIGH YIELD DEBT.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risks. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                              1990          8.1%
                              1991         18.0%
                              1992          8.2%
                              1993         12.6%
                              1994         -3.4%
                              1995         21.2%
                              1996          4.6%
                              1997         10.9%
                              1998          9.0%
                              1999         -0.5%


During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995 and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Bond Income.......................     -0.5%          8.8%            8.6%
Lehman Brothers Intermediate
 Government/Corporate Bond Index..      0.4%          7.1%            7.3%
Lipper Variable Products
 Intermediate Investment Grade
 Debt Fund Average................     -0.5%          7.1%            7.1%

                        BACK BAY ADVISORS MANAGED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Managed Series (the "Managed Series") is a favorable total return through investment in a diversified portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests the assets of the Managed Series in a portfolio of U.S. common stocks and U.S. and foreign fixed-income securities. Back Bay Advisors will generally invest more of the assets of Managed Series in common stocks than in fixed-income securities. The Managed Series will generally invest in the stocks included in the S&P 500 Index and may invest in INVESTMENT GRADE fixed-income securities, HIGH YIELD DEBT and fixed-income securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS

Investing in the Managed Series involves risks. The Managed Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Managed Series include:

  . A general decline in the stocks included in the S&P 500 Index or U.S. or foreign fixed-income security markets.

  . Poor performance of individual equity securities or of fixed-income securities held by the Managed Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Back Bay Advisors emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Back Bay Advisors emphasizes investment in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Managed Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Managed Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Managed Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1990          3.2%
                              1991         20.2%
                              1992          6.7%
                              1993         10.6%
                              1994         -1.1%
                              1995         31.3%
                              1996         15.0%
                              1997         26.6%
                              1998         19.7%
                              1999         10.0%


During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -7.39% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Managed Series....................     10.0%          20.3%          13.8%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lehman Brothers
 Government/Corporate Bond Index..     -2.2%           7.6%           7.7%
Lipper Variable Products Flexible
 Portfolio Fund Average...........     12.0%          17.1%          13.0%

                                BALANCED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management Company, LLP ("Wellington Management") invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in INVESTMENT GRADE U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. HIGH YIELD DEBT and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

PRINCIPAL INVESTMENT RISKS

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Balanced Series or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of Loomis.

                                    [GRAPH]

                              1995         24.8%
                              1996         16.9%
                              1997         16.2%
                              1998          9.1%
                              1999         -5.1%

During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Balanced Series..........     -5.1%          11.9%               11.5%
S&P 500 Index............     21.0%          28.6%               27.0%
Lehman Brothers
 Government/Corporate
 Bond Index..............     -2.2%           7.6%               7.5%
Lipper Variable Products                                Data only available for
 Balanced Fund Average...      8.7%          16.3%      full one-year periods

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         48.8%
                              1996         13.2%
                              1997         25.6%
                              1998         47.8%
                              1999         34.1%


During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                             CAPITAL GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Series ("Capital Growth") is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

PRINCIPAL INVESTMENT STRATEGIES

Capital Growth Management invests Capital Growth's assets primarily in the common stocks of large capitalization U.S. companies whose earnings CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks on the basis of overall economic factors such as the general economic outlook, the level and direction of interest rates and the potential impact of inflation. Capital Growth invests primarily in equity securities of U.S. companies but may also invest in equity securities of foreign issuers. Over time, Capital Growth has held larger positions in a smaller number of issuers than many other mutual funds. CGM does not consider income as a significant factor when selecting investments for Capital Growth.

PRINCIPAL INVESTMENT RISKS

Investing in Capital Growth involves risks. Capital Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Capital Growth include:

  .  A general decline in U.S. or foreign stock markets.

  .  Poor performance of individual stocks held by Capital Growth.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
     Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Capital Growth for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Capital Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Capital Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                              1990         -3.5%
                              1991         54.0%
                              1992         -6.1%
                              1993         15.0%
                              1994         -7.1%
                              1995         38.0%
                              1996         21.1%
                              1997         23.5%
                              1998         34.1%
                              1999         15.7%


During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was -24.46% for the third quarter of 1990. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Capital Growth....................     15.7%          26.2%          16.9%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lipper Variable Products Growth
 Fund Average.....................     31.7%          26.9%          18.2%

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         39.3%
                              1996         25.8%
                              1997         33.5%
                              1998         14.4%
                              1999         17.5%


During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                      HARRIS OAKMARK MID CAP VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Harris Associates L.P. ("Harris") invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including INVESTMENT GRADE securities and HIGH YIELD DEBT.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

PRINCIPAL INVESTMENT RISKS

Investing in Mid Cap Value involves risks. Mid Cap Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap Value include:

  . A general decline in the U.S. stock markets or fixed-income securities markets.

  . Poor performance of individual stocks held by Mid Cap Value, of midcap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by Mid Cap Value, which may be due to interest rate risk or credit risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which a "non-diversified" fund invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Mid Cap Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Mid Cap Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Mid Cap Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Mid Cap Value. On May 1, 1998, GSAM succeeded Loomis Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Mid Cap Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM and Loomis Sayles.

                                    [GRAPH]

                              1994         -0.3%
                              1995         30.4%
                              1996         17.6%
                              1997         17.4%
                              1998         -5.5%
                              1999          0.3%


During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Mid Cap Value............      0.3%          11.3%               10.6%
Russell Midcap Index.....     18.2%          21.9%               17.5%
Lipper Variable Products
 Midcap Fund Average.....     44.5%          23.0%      Data only available for
                                                        full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                                    [GRAPH]

                              1995         28.9%
                              1996         30.7%
                              1997         24.9%
                              1998         -1.7%
                              1999         31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                              MFS INVESTORS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Investors Series (the "Investors Series") is reasonable current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

PRINCIPAL INVESTMENT RISKS

Investing in the Investors Series involves risks. The Investors Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Investors Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Investors
    Series or of large capitalization stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Investors Series does not yet have a full calendar year of investment performance.

                          MFS RESEARCH MANAGERS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Research Managers Series (the "Research Managers Series") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

PRINCIPAL INVESTMENT RISKS

Investing in the Research Managers Series involves risks. The Research Managers Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Research Managers Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Research
    Managers Series.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Research Managers Series does not yet have a full calendar year of investment performance.

                       WESTPEAK GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                                    [GRAPH]

                              1994         -1.2%
                              1995         36.5%
                              1996         18.1%
                              1997         33.5%
                              1998         24.4%
                              1999          9.4%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Growth & Income..........      9.4%          24.0%               19.7%
S&P 500 Index............     21.0%          28.6%               22.4%
Lipper Variable Products
 Growth and Income Fund       14.8%          22.2%      Data only available for
 Average.................                               full one-year periods

                          WESTPEAK STOCK INDEX SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Stock Index Series ("Stock Index") is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") attempts to replicate the composite price and yield performance, before expenses, of the S&P 500 Index.

Westpeak will ordinarily invest Stock Index's assets in all of the 500 stocks included in the S&P 500 Index. Each month, Westpeak purchases and sells stocks as necessary to replicate the proportions of stocks included in the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

Investing in Stock Index involves risks. Stock Index may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Stock Index include:

  .  A general decline in the value of stocks included in the S&P 500 Index.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Stock Index for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Stock Index to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Stock Index. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On August 1, 1993, Westpeak succeeded Back Bay Advisors as subadviser to Stock Index. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Westpeak and Back Bay Advisors.

                                    [GRAPH]

                              1990         -4.1%
                              1991         30.4%
                              1992          7.3%
                              1993          9.7%
                              1994          1.1%
                              1995         36.9%
                              1996         22.5%
                              1997         32.5%
                              1998         27.9%
                              1999         20.4%


During the period shown above, the highest quarterly return was 21.08% for the fourth quarter of 1998, and the lowest quarterly return was -13.69% for the third quarter of 1990. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Stock Index.......................     20.4%          27.9%          17.7%
S&P 500 Index.....................     21.0%          28.6%          18.2%
Lipper Variable Products S&P 500
 Fund Average.....................     20.5%          28.1%          17.7%

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

INVESTMENT OBJECTIVE

The investment objective of the Morgan Stanley International Magnum Equity Series ("International Equity") is long-term capital appreciation through investment primarily in international equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Morgan Stanley Asset Management ("MSAM") is International Equity's subadviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management. MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE COUNTRIES. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

PRINCIPAL INVESTMENT RISKS

Investing in International Equity involves risks. International Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of International Equity include:

  . A general decline in foreign stock markets.

  . Poor performance of the stock markets in which International Equity invests relative to the performance of other stock markets.

  . Poor performance of individual stocks held by International Equity or of value stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.


EAFE COUNTRIES are countries included in the Morgan Stanley Capital International EAFE Index. This index consists of companies headquartered in approximately 20 countries, including Australia, New Zealand, many nations in Western Europe and the more developed nations of Asia, such as Japan, Hong Kong and Singapore.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of International Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of International Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of International Equity's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as subadviser to International Equity. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both MSAM and Draycott Partners, Ltd.

                                    [GRAPH]

                              1995          6.0%
                              1996          6.9%
                              1997         -1.3%
                              1998          7.3%
                              1999         24.6%


During the period shown above, the highest quarterly return was 14.82% for the first quarter of 1998, and the lowest quarterly return was -17.12% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
International Equity.....     24.6%          8.4%                8.6%
Morgan Stanley Capital
 International EAFE
 Index...................     27.0%          12.8%               11.5%
Lipper Variable Products
 International Fund                                     Data only available for
 Average.................     43.2%          17.7%      full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series other than Money Market and Stock Index may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                     BACK BAY ADVISORS MONEY MARKET SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Money Market's assets in a managed portfolio of money market instruments.

 Investment selection

Money market instruments are short term fixed-income investments that include the following:

  . Obligations backed by the full faith and credit of the United States Government, and other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities.

  . Commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's (or, if unrated, of comparable quality).

  .  REPURCHASE AGREEMENTS.

  . Obligations of banks or savings and loan associations with net assets of more than $100 million.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

During the year ended December 31, 1999, Money Market paid 0.35% of its average net assets in investment advisory fees.


REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

                      BACK BAY ADVISORS BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's assets in investment grade securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in high yield debt.

 Investment Selection

Back Bay Advisors evaluates potential investments for Bond Income in several steps.

Back Bay Advisors first allocates the assets of Bond Income that are available for investment among four principal areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating domestic and foreign corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasury securities of various maturities and the interest rates on other fixed-income securities.

Back Bay Advisors generally attempts to maintain a DURATION for the Bond Income portfolio that is within 1 1/2 years of the duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from 4.4 years to 5.0 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or


YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and
Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.


A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.


PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors manages 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993. Mr. Palfrey has 17 years of investment experience. Mr. Raczkowski, a Vice President of Back Bay Advisors, joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the fiscal year ended December 31, 1999, Bond Income paid 0.40% of its average net assets in investment advisory fees.

                        BACK BAY ADVISORS MANAGED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests the assets of the Managed Series in a portfolio of U.S. common stocks and U.S. and foreign fixed-income securities. Back Bay Advisors will generally invest more of the assets of Managed Series in common stocks than in fixed-income securities. The Managed Series will generally invest in the stocks included in the S&P 500 Index and may invest in investment grade fixed-income securities, high yield debt and fixed-income securities of foreign issuers.

 Investment Selection

Back Bay Advisors evaluates potential investments for the Managed Series in several steps.

Back Bay Advisors uses a quantitative model to evaluate and adjust the Managed Series' allocation of assets between equity and fixed-income securities. This model analyzes U.S. Government monetary policy, the relative valuation of stock markets relative to fixed-income markets and the flow of funds between stock markets and fixed-income markets.

Equity Securities. Back Bay Advisors generally invests all of the Managed Series' equity portfolio in stocks included in the S&P 500. Back Bay Advisors uses quantitative analysis to invest approximately 20% of this portfolio in stocks which Back Bay believes have favorable price/earnings ratios. Back Bay Advisors invests the remaining 80% of this portfolio to reflect individual stock and industry sector weightings of the S&P 500.

Fixed-Income Securities. Back Bay Advisors first allocates the assets of the Managed Series that will be invested in fixed-income securities among four areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of domestic and foreign corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasuries of various maturities and the interest rates on other fixed-income securities.






YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

The DURATION of the fixed-income securities portfolio of the Managed Series may vary widely; generally, the duration will range from 5 to 10 years.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The stocks included in the S&P 500 Index may not perform as well as other stocks or the stock market in general.

 Fixed-income Securities

The value of most fixed-income securities generally will rise when interest rates decline and fall when interest rates rise. Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner.

As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

The Managed Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA; Danny Chan, CFA; and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993 and has 17 years of investment experience. Mr. Chan, a portfolio manager on the equity side, is a Vice President of Back Bay Advisors. He joined the company in 1999. Previously, he was a director and a portfolio manager in the Private Banking Division of UBS AG. Mr. Chan

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

has seven years of investment experience. Mr. Raczkowski, a portfolio manager on the fixed income side, is a Vice President of Back Bay Advisors. He joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the year ended December 31, 1999, the Managed Series paid 0.50% of its average net assets in investment advisory fees.

                                BALANCED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

 Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.

Wellington Management selects stocks for the Balanced Series which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  . a strong balance sheet;

  . a high return on equity;

  . sustainable or increasing dividends;

  . a strong management team;

  . a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

  .fundamentals deteriorate;

  .the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

  .U.S. government bonds

  .mortgage-backed securities

  .ASSET-BACKED SECURITIES

  .YANKEE BONDS

  .investment grade U.S. corporate bonds

  .high yield U.S. corporate bonds

  .foreign government and SUPRANATIONAL BONDS

  .emerging market debt

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average DURATION and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the average duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from
4.4 years to 5.0 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).


ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

SUPRANATIONAL BONDS are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

 Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Wellington Management has been in the investment management business since 1928. As of December 31, 1999, the company managed over $235 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

During the year ended December 31, 1999, the Balanced Series paid 0.70% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                             CAPITAL GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

CGM invests Capital Growth's assets primarily in the common stocks of large capitalization U.S. companies whose earnings CGM expects will grow at a faster rate than the United States economy. When market conditions warrant, however, CGM may select stocks on the basis of overall economic factors such as the general economic outlook, the level and direction of interest rates and the potential impact of inflation. Capital Growth invests primarily in equity securities of U.S. companies but may also invest in equity securities of foreign issuers. Over time, Capital Growth has held larger positions in a smaller number of issuers than many other mutual funds. CGM does not consider income as a significant factor when selecting investments for Capital Growth.

 Stock Selection

In general, CGM seeks companies with the following characteristics:

  .  A well-established record of above-average growth.

  .  The prospect of maintaining market leadership.

  . The potential to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces.

Although CGM searches for these types of companies, not every company in which Capital Growth invests will have all of these characteristics. Rather than strictly following a growth style, CGM may also invest in attractive value stocks. In making an investment decision, CGM will generally:

  . Use a top-down approach to analyze the overall economic factors that may affect a potential investment.

  . Thoroughly analyze certain industries and companies, evaluate the fundamentals of each and focus on attractively valued companies.

  . Purchase a security only after a thorough assessment of all information that CGM deems to be relevant at the time of investment.

  . Sell a stock if CGM's investment expectations are not being met, if CGM identifies better opportunities or if CGM has attained its price objective.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities in general

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.
will rise and fall in response to events that affect entire financial markets. The values of stocks of companies in a particular industry or sector of the economy tend to increase or decrease in response to events affecting that industry or sector (changes in inflation or consumer demand, for example). The price of any individual stock will increase or decrease in response to events that affect that particular company (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Capital Growth invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

PORTFOLIO MANAGEMENT

As of December 31, 1999, CGM managed approximately $8.0 billion in assets and currently serves as investment adviser to eight additional mutual funds and to other institutional investors. CGM's address is One International Place, Boston, Massachusetts 02110.

Kenneth Heebner has managed Capital Growth since it was established in 1983. Mr. Heebner co-founded and is currently Senior Portfolio Manager of CGM.

During the year ended December 31, 1999, Capital Growth paid 0.62% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                      HARRIS OAKMARK MID CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Harris invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified" fund, which means that it may hold at any one time securities of fewer issuers compared to a "diversified" fund. Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap by Morningstar, Inc. As of January 31, 2000, this capitalization range was $1.67 billion to $10.54 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including high-yield debt.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Mid Cap Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

 Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  free cash flows and intelligent investment of excess cash.

  .  earnings that are growing and reasonably predictable.

  .  high level of manager ownership.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Mid Cap Value. Harris also monitors Mid Cap Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Mid Cap Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Mid Cap Value invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.



CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a PREMIUM.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PAST PERFORMANCE OF SIMILARLY MANAGED FUNDS

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Mid Cap Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Mid Cap Value. The Oakmark Select Fund is managed by William C. Nygren, and Mid Cap Value is managed by William C. Nygren and Floyd J. Bellman. The following information does not represent Mid Cap Value's performance and should not be considered a prediction of future performance of Mid Cap Value. Mid Cap Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. THE PERFORMANCE OF THE OAKMARK SELECT FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH MID CAP VALUE SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES HAVE THE EFFECT OF LOWERING THE PERFORMANCE OF A VARIABLE INSURANCE PRODUCT.

                                                THE OAKMARK SELECT   RUSSELL
                                                  FUND--CLASS I    MIDCAP INDEX
                                                ------------------ ------------
Total Return for the Year Ended December 31,
 1999..........................................       14.49%          18.2%
Average Annual Total Return Since Inception of
 The Oakmark Select Fund (November 1, 1996)....       31.07%          19.6%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.
LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

PORTFOLIO MANAGEMENT

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 1999, Harris manages approximately $12.6 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Mid Cap Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 19 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

During the year ended December 31, 1999, Mid Cap Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                              MFS INVESTORS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities (including ADRs), through which it may have exposure to foreign currencies.

 Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Investors Series. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Investors Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Investors Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

John D. Laupheimer and Mitchell D. Dynan are the portfolio managers of Investors Series and each is a Senior Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Dynan has been employed in the investment management area since 1986.

During the period ended December 31, 1999, the Investors Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                          MFS RESEARCH MANAGERS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

 Stock Selection

A committee of investment research analysts selects portfolio securities for the Research Managers Series. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. Analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Research Managers Series is currently managed by a committee of various equity research analysts employed by MFS and its affiliates.

During the period ended December 31, 1999, the Research Managers Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Growth and Income since its inception in 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

                          WESTPEAK STOCK INDEX SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak attempts to replicate the composite price and yield performance, before expenses, of the S&P 500 Index,* which is dominated by large capitalization stocks.

Westpeak will ordinarily invest Stock Index's assets in all of the 500 stocks included in the S&P 500 Index. Each month, Westpeak adjusts the proportions of stocks included in Stock Index to replicate the proportions of stocks included in the S&P 500 Index.

 Stock Selection

Westpeak collects data each day on the proportions of the 500 stocks included in the S&P 500. Each month, Westpeak purchases and sells stocks as necessary to replicate the proportions of stocks included in the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Stock Index may not perform as well as a fund which is more actively managed and does not seek to replicate the performance of the S&P 500 Index. The stocks included in the S&P 500 Index may not perform as well as other stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Stock Index since 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Stock Index paid 0.25% of its average net assets in investment advisory fees.
--------
* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and references thereto have been made with permission. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

PRINCIPAL INVESTMENT STRATEGIES

MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE countries. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

 Stock Selection

MSAM evaluates potential investments for International Equity in several steps.

The New York-based portfolio management team decides upon the appropriate allocation of International Equity's assets among Europe, Japan and developed Asia (including Australia and New Zealand). This regional allocation is based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset Allocation Group, which is made up of several of MSAM's most senior investment officers.

Once the allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks International Equity should purchase in their respective geographic regions. These three regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with a company's management before its stock is purchased.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign stocks in general, or stocks of companies in a particular country or region, may not perform as well as U.S. stocks or the world stock markets in general.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or the stock market in general.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries.

Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MSAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MSAM cannot assure that these techniques will be effective.

 Emerging Markets

International Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, International Equity could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, International Equity might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed approximately $184.9 billion in assets. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

Francine J. Bovich, a Managing Director of Morgan Stanley & Co. Incorporated and MSAM, joined MSAM in 1993. She is primarily responsible for managing International Equity's portfolio. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

During the year ended December 31, 1999, International Equity paid 0.90% of its average net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

 All Series except Capital Growth

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for these Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to these Series.

 Capital Growth

CGM makes the day-to-day investment decisions for Capital Growth. CGM receives an investment advisory fee from the Fund for its services to Capital Growth. CGM has subcontracted with and pays NEIM for providing administrative and accounting services to Capital Growth.

ADVISER/SUBADVISER RELATIONSHIP


The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the

NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to CGM, NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

 Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

 Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for those Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
                               --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year........................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income.......      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
 Total From Investment
  Operations.................      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income..........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
 Total Distributions.........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
Net Asset Value, End of Year.  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               ========  ========  ========  ========  =======
Total Return (%).............       5.0       5.3       5.3       5.1      5.6
Ratio of Operating Expenses
 to Average Net Assets
 (%)(a)......................      0.40      0.45      0.45      0.50     0.50
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      4.89      5.15      5.21      4.99     5.50
Net Assets, End of Year
 (000).......................  $307,712  $203,597  $111,009  $116,999  $90,148
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have
 been (%)....................       --        --        --       0.50     0.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the Series' operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes, or extraordinary expenses) in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.67      6.76      7.43      7.72      7.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (8.18)     3.00      4.05     (2.70)    12.85
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (0.51)     9.76     11.48      5.02     20.19
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital Gains.....     (0.16)    (1.75)    (1.08)    (0.32)     0.00
 In Excess of Net Realized
  Gain.......................     (0.10)     0.00      0.00      0.00      0.00
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                               ========  ========  ========  ========  ========
Total Return (%).............      (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate (%)..        77        82        40        98        73
Net Assets, End of Year (000)
 ............................  $283,856  $267,791  $202,888  $180,359  $167,712

                        BACK BAY ADVISORS MANAGED SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 207.76  $ 189.85  $ 170.37  $ 163.52  $ 130.30
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income........      6.98      6.56      6.38      6.43      6.34
Net Realized and Unrealized
 Gain (Loss) on Investments..     13.48     30.50     38.47     18.21     34.33
                               --------  --------  --------  --------  --------
    Total From Investment
     Operations..............     20.46     37.06     44.85     24.64     40.67
                               --------  --------  --------  --------  --------
Less Distributions
Distributions From Net
 Investment Income...........     (6.83)    (6.51)    (6.42)    (6.34)    (6.34)
Distributions in Excess of
 Net Investment Income.......      0.00      0.00      0.00      0.00     (0.23)
Distributions From Net
 Realized Capital Gains......    (24.57)   (12.64)   (18.95)   (11.45)    (0.88)
                               --------  --------  --------  --------  --------
    Total Distributions......    (31.40)   (19.15)   (25.37)   (17.79)    (7.45)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                               ========  ========  ========  ========  ========
Total Return (%).............      10.0      19.7      26.6      15.0      31.3
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.58      0.58      0.61      0.62      0.64
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.16      3.15      3.20      3.64      4.06
Portfolio Turnover Rate (%)..        49        25        65        72        51
Net Assets, End of Year
 (000).......................  $218,881  $213,639  $188,783  $160,888  $147,536

                               BALANCED SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.43      0.38      0.28     0.27     0.26
Net Realized and Unrealized
 Gain (Loss) on Investments...     (1.21)     0.97      1.90     1.73     2.20
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     (0.78)     1.35      2.18     2.00     2.46
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
Distributions From Net
 Realized Capital Gains.......     (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
Distributions in Excess of Net
 Realized Capital Gains.......     (0.19)     0.00      0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                                ========  ========  ========  =======  =======
Total Return (%)..............      (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.77      0.82      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate (%)...        63        72        60       59       72
Net Assets, End of Year (000).  $192,666  $190,577  $137,443  $58,525  $18,823
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.86     0.99     1.85

--------
(a) On May 1, 2000, Wellington succeeded Loomis Sayles as subadviser to the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           ALGER EQUITY GROWTH SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                             CAPITAL GROWTH SERIES

                                        YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------
                             1999        1998        1997        1996       1995
                          ----------  ----------  ----------  ----------  --------
Net Asset Value,
 Beginning of Year......  $   468.03  $   399.60  $   427.08  $   374.62  $ 312.30
                          ----------  ----------  ----------  ----------  --------
Income From Investment
 Operations
Net Investment Income...        3.35        5.29        2.52        3.08      3.47
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........       68.25      130.40       95.67       74.80    114.91
                          ----------  ----------  ----------  ----------  --------
    Total From
     Investment
     Operations.........       71.60      135.69       98.19       77.88    118.38
                          ----------  ----------  ----------  ----------  --------
Less Distributions
Distributions From Net
 Investment Income......       (3.33)      (5.31)      (2.52)      (3.08)    (3.48)
Distributions From Net
 Realized Capital Gains.     (101.18)     (61.73)    (123.15)     (22.34)   (52.58)
Distributions in Excess
 of Net Realized Capital
 Gains..................       (0.38)      (0.22)       0.00        0.00      0.00
                          ----------  ----------  ----------  ----------  --------
    Total Distributions.     (104.89)     (67.26)    (125.67)     (25.42)   (56.06)
                          ----------  ----------  ----------  ----------  --------
Net Asset Value, End of
 Year...................  $   434.74  $   468.03  $   399.60  $   427.08  $ 374.62
                          ==========  ==========  ==========  ==========  ========
Total Return (%)........        15.7        34.1        23.5        21.1      38.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        0.66        0.66        0.67        0.69      0.71
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.67        1.18        0.52        0.79      0.92
Portfolio Turnover Rate
 (%)....................         206         204         214         207       242
Net Assets, End of Year
 (000) .................  $2,064,016  $1,895,748  $1,425,719  $1,142,660  $921,444

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                     HARRIS OAKMARK MID CAP VALUE SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.36      1.09      0.00     0.11     0.42
Net Realized and Unrealized
 Gain (Loss) on Investments...     (0.97)   (11.41)    27.12    24.88    33.80
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............      0.39    (10.32)    27.12    24.99    34.22
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.36)    (1.09)     0.00    (0.13)   (0.40)
Distributions in Excess of net
 investment income............     (0.17)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......      0.00    (36.08)   (14.41)   (9.42)   (4.15)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.25)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                                ========  ========  ========  =======  =======
Total Return (%)..............       0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate (%)...       119       171        49       65       58
Net Assets, End of Year (000).  $109,280  $112,997  $114,617  $82,667  $48,832
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       0.90      0.86     0.92     1.06

--------
(a) On May 1, 2000, Harris succeeded GSAM as subadviser to the Series. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. as subadviser to the Series.
(b) Prior to May 1, 1998, NEIM voluntarily agreed to bear the operating expenses (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                              MFS INVESTORS SERIES

                                                              APRIL 30, 1999(a)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period........................       $10.00
                                                                   ------
Income From Investment Operations
Net Investment Income.......................................         0.02
Net Realized and Unrealized Gain (Loss) on Investments......         0.26
                                                                   ------
    Total From Investment Operations........................         0.28
                                                                   ------
Less Distributions
Distributions From Net Investment Income....................        (0.02)
                                                                   ------
    Total Distributions.....................................        (0.02)
                                                                   ------
Net Asset Value, End of Period..............................       $10.26
                                                                   ======
Total Return (%)............................................          2.9 (b)
Ratio of Operating Expenses to Average Net Assets (%)(d)....         0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%)....         0.45 (c)
Portfolio Turnover Rate (%).................................           60
Net Assets, End of Period (000).............................       $6,841
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................         2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                          MFS RESEARCH MANAGERS SERIES

                                                              APRIL 30, 1999(a)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period.........................      $10.00
                                                                   ------
Income From Investment Operations
Net Investment Income........................................        0.00
Net Realized and Unrealized Gain (Loss) on Investments.......        1.98
                                                                   ------
    Total From Investment Operations.........................        1.98
                                                                   ------
Net Asset Value, End of Period...............................      $11.98
                                                                   ======
Total Return (%).............................................        19.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)........        0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%).....       (0.06)(c)
Portfolio Turnover Rate (%)..................................          84
Net Assets, End of Period (000)..............................      $6,872
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).........................................        2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                       WESTPEAK GROWTH AND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments...     17.51     42.44     48.76    23.69    37.91
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     19.29     43.74     50.13    25.47    39.68
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
Distributions From Net
 Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                --------  --------  --------  -------  -------
    Total Distributions.......    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                ========  ========  ========  =======  =======
Total Return (%)..............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)...       115       100        93      104       92
Net Assets, End of Year (000).  $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --        --      0.91     1.06

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses of the Series (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                          WESTPEAK STOCK INDEX SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 196.33  $ 155.76  $ 119.62  $100.09  $ 75.35
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.94      1.92      1.86     1.91     1.88
Net Realized and Unrealized
 Gain (Loss) on Investments...     38.00     41.60     36.95    20.58    25.89
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     39.94     43.52     38.81    22.49    27.77
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.94)    (1.91)    (1.86)   (1.93)   (1.85)
Distributions in Excess of Net
 Investment Income............     (0.01)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (3.48)    (1.04)    (0.67)   (1.03)   (1.18)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00      0.00     (0.14)    0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (5.43)    (2.95)    (2.67)   (2.96)   (3.03)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 230.84  $ 196.33  $ 155.76  $119.62  $100.09
                                ========  ========  ========  =======  =======
Total Return (%)..............      20.4      27.9      32.5     22.5     36.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.35      0.37      0.40     0.40     0.40
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.99      1.16      1.41     1.84     2.20
Portfolio Turnover Rate (%)...         3         3         3        4        5
Net Assets, End of Year (000)
 .............................  $269,751  $186,278  $126,584  $80,764  $58,671
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --       0.43     0.50     0.54

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

              MORGAN STANLEY INTERNATIONAL EQUITY MAGNUM SERIES(a)

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.10     0.14     0.08     0.06     0.09
Net Realized and Unrealized Gain
 (Loss) on Investments............    2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income................    0.00    (0.03)    0.00     0.00    (0.03)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.11)   (0.08)   (0.16)    0.00
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
Total Return (%)..................    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)(b)........    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)...........    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%).......      59       40      115       64       89
Net Assets, End of Year (000)      $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of Operating Expenses
 to Average Net Assets
 without giving effect to the
 voluntary expense
 agreement would have been (%)....    1.30     1.40     1.59     1.66     3.12

--------
(a) On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as investment subadviser of the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of an annual expense limit of 1.30% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the Series' total operating expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options. The following thirteen separate investment portfolios (the "Series") are offered through this prospectus.

  MONEY MARKET SERIES                       EQUITY SERIES


  Back Bay Advisors Money Market            Alger Equity Growth Series
  Series                                    Davis Venture Value Series
                                            Harris Oakmark Mid Cap Value
  FIXED-INCOME SERIES                       Series
                                            Loomis Sayles Small Cap Series
  Back Bay Advisors Bond Income             MFS Investors Series
  Series                                    MFS Research Managers Series
  Salomon Brothers Strategic Bond           Westpeak Growth and Income Series
   Opportunities Series
  Salomon Brothers U.S. Government          INTERNATIONAL EQUITY SERIES
  Series

                                            Morgan Stanley International
  EQUITY AND FIXED-INCOME SERIES             Magnum Equity Series

  Balanced Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I   A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-27
Section IV--Other Information about the Fund............................... B-58
Financial Highlights....................................................... B-60

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Back Bay Advisors Money Market Series.......................   B-5      B-28
Back Bay Advisors Bond Income Series........................   B-7      B-29
Salomon Brothers Strategic Bond Opportunities Series........   B-9      B-32
Salomon Brothers U.S. Government Series.....................  B-11      B-35
Balanced Series.............................................  B-13      B-37
Alger Equity Growth Series..................................  B-15      B-41
Davis Venture Value Series..................................  B-16      B-42
Harris Oakmark Mid Cap Value Series.........................  B-17      B-44
Loomis Sayles Small Cap Series..............................  B-19      B-48
MFS Investors Series........................................  B-21      B-51
MFS Research Managers Series................................  B-22      B-53
Westpeak Growth and Income Series...........................  B-23      B-55
Morgan Stanley International Magnum Equity Series...........  B-25      B-56

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND

A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series. NEIM has contracted with the subadvisers to make the day-to-day investment decisions for the Series. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series of the Fund other than the Harris Oakmark Mid Cap Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Mid Cap Value Series may hold fewer securities than the other Series. If the stocks held by the Harris Oakmark Mid Cap Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.

relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

                                  SECTION II--

                   SUMMARY INFORMATION ABOUT EACH SERIES

                     BACK BAY ADVISORS MONEY MARKET SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Money Market Series ("Money Market") is the highest possible level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, Inc. ("Back Bay Advisors") invests Money Market's assets in a managed portfolio of MONEY MARKET INSTRUMENTS.

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $100.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MONEY MARKET.

Factors that could harm the investment performance of Money Market include:

  .  A general decline in fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Money Market, which may be due to interest rate risk and credit risk.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1990               8.2%
 1991               6.2%
 1992               3.8%
 1993               3.0%
 1994               4.0%
 1995               5.6%
 1996               5.1%
 1997               5.3%
 1998               5.3%
 1999               5.0%

A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as MONEY MARKET INSTRUMENTS. Please see Section III for more information on money market instruments.

During the period shown above, the highest quarterly return was 2.00% for each of the second and third quarters of 1990, and the lowest quarterly return was 0.72% for the second quarter of 1993. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                    PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                    ------------- --------------- --------------
Money Market.......................     5.0%           5.3%            5.1%
91 day T-Bill Rate.................     4.8%           5.0%            4.9%

                      BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Bond Income Series ("Bond Income") is a high level of current income consistent with protection of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's total assets in INVESTMENT GRADE securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in HIGH YIELD DEBT.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risks. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1990               8.1%
 1991              18.0%
 1992               8.2%
 1993              12.6%
 1994              -3.4%
 1995              21.2%
 1996               4.6%
 1997              10.9%
 1998               9.0%
 1999              -0.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995 and the lowest quarterly return was -2.18% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Bond Income.......................     -0.5%          8.8%            8.6%
Lehman Brothers Intermediate
 Government/Corporate Bond Index..      0.4%          7.1%            7.3%
Lipper Variable Products A-rated
 Corporate Bond Fund Average......     -2.0%          7.2%            7.5%

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. INVESTMENT GRADE securities (including U.S. Government obligations), (2) U.S. and foreign HIGH YIELD DEBT, and (3) foreign government securities.

PRINCIPAL INVESTMENT RISKS

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of the classes of fixed-income securities held by Strategic Bond.

  . Poor performance of individual fixed-income securities held by Strategic Bond, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR CHART APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              19.4%
 1996              14.4%
 1997              11.1%
 1998               2.0%
 1999               1.4%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Strategic Bond...........       1.4%          9.4%                8.8%
Lehman Brothers Aggregate
 Bond
 Index...................      -0.8%          7.7%                7.6%
Lipper Variable Products
 General Bond Fund                                       Data only available for
 Average.................       0.8%          7.9%       full one-year periods

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

INVESTMENT OBJECTIVE

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Salomon Brothers Asset Management Inc ("SBAM") generally invests at least 80% of the total assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in INVESTMENT GRADE fixed-income securities that are not U.S. Government Securities.

PRINCIPAL INVESTMENT RISKS

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

  .  A general decline in fixed-income security markets.

  . Poor performance of the types of fixed-income securities in which U.S. Government Series invests relative to other fixed-income securities.

  . Poor performance of individual fixed-income securities held by the U.S. Government Series, which may be due to interest rate risk or credit risk.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the U.S Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              15.0%
 1996               3.3%
 1997               8.6%
 1998               7.5%
 1999               0.2%

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
U.S. Government Series...     0.2%           6.8%                6.7%
Lehman Brothers
 Intermediate Government
 Bond Index..............     0.5%           6.9%                6.7%
Lipper Variable Products
 U.S. Mortgage and GNMA       0.4%           7.2%       Data only available for
 Fund Average............                               full one-year periods

(a) Includes all funds in the Lipper Variable Products U.S. Mortgage Fund Average and the Lipper Variable Products GNMA Fund Average.

                                BALANCED SERIES

INVESTMENT OBJECTIVE

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management Company, LLP ("Wellington Management") invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in INVESTMENT GRADE U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. HIGH YIELD DEBT and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

PRINCIPAL INVESTMENT RISKS

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Balanced Series or of large capitalization stocks in general.

  . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.



INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of Loomis.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              24.8%
 1996              16.9%
 1997              16.2%
 1998               9.1%
 1999              -5.1%

During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Balanced Series..........     -5.1%          11.9%               11.5%
S&P 500 Index............     21.0%          28.6%               27.0%
Lehman Brothers
 Government/Corporate
 Bond Index..............     -2.2%           7.6%               7.5%
Lipper Variable Products                                Data only available for
 Balanced Fund Average...      8.7%          16.3%      full one-year periods

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                             [CHART APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              48.8%
 1996              13.2%
 1997              25.6%
 1998              47.8%
 1999              34.1%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                          DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Wellington Management succeeded Loomis Sayles & Company, L.P. ("Loomis") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of Loomis.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              39.3%
 1996              25.8%
 1997              33.5%
 1998              14.4%
 1999              17.5%

During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                           LIFE OF THE SERIES
                           PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                           ------------- --------------- -----------------------
Venture Value............      17.5%          25.8%               24.0%
S&P 500 Index............      21.0%          28.6%               27.0%
Lipper Variable Products                                 Data only available for
 Growth Fund Average.....      31.7%          26.9%      full one-year periods

                      HARRIS OAKMARK MID CAP VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Harris Oakmark Mid Cap Value Series ("Mid Cap Value") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Harris Associates L.P. ("Harris") invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including INVESTMENT GRADE securities and HIGH YIELD DEBT.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

PRINCIPAL INVESTMENT RISKS

Investing in Mid Cap Value involves risks. Mid Cap Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap Value include:

  . A general decline in the U.S. stock markets or fixed-income securities markets.

  . Poor performance of individual stocks held by Mid Cap Value, of midcap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by Mid Cap Value, which may be due to interest rate risk or credit risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which a "non-diversified" fund invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.


INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed- income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Mid Cap Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Mid Cap Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Mid Cap Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Mid Cap Value. On May 1, 1998, GSAM succeeded Loomis Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Mid Cap Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM and Loomis Sayles.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1994              -0.3%
 1995              30.4%
 1996              17.6%
 1997              17.4%
 1998              -5.5%
 1999               0.3%

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Mid Cap Value............      0.3%          11.3%               10.6%
Russell Midcap Index.....     18.2%          21.9%               17.5%
Lipper Variable Products
 Midcap Fund Average.....     44.5%          23.0%      Data only available for
                                                        full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995              28.9%
 1996              30.7%
 1997              24.9%
 1998              -1.7%
 1999              31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                              MFS INVESTORS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Investors Series (the "Investors Series") is reasonable current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

PRINCIPAL INVESTMENT RISKS

Investing in the Investors Series involves risks. The Investors Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Investors Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Investors
    Series or of large capitalization stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Investors Series does not yet have a full calendar year of investment performance.

                          MFS RESEARCH MANAGERS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Research Managers Series (the "Research Managers Series") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

PRINCIPAL INVESTMENT RISKS

Investing in the Research Managers Series involves risks. The Research Managers Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Research Managers Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Research
    Managers Series.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Research Managers Series does not yet have a full calendar year of investment performance.

                       WESTPEAK GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1994              -1.2%
 1995              36.5%
 1996              18.1%
 1997              33.5%
 1998              24.4%
 1999               9.4%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Growth & Income..........      9.4%          24.0%               19.7%
S&P 500 Index............     21.0%          28.6%               22.4%
Lipper Variable Products
 Growth and Income Fund       14.8%          22.2%      Data only available for
 Average.................                               full one-year periods

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

INVESTMENT OBJECTIVE

The investment objective of the Morgan Stanley International Magnum Equity Series ("International Equity") is long-term capital appreciation through investment primarily in international equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Morgan Stanley Asset Management ("MSAM") is International Equity's subadviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management. MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE COUNTRIES. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

PRINCIPAL INVESTMENT RISKS

Investing in International Equity involves risks. International Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of International Equity include:

  . A general decline in foreign stock markets.

  . Poor performance of the stock markets in which International Equity invests relative to the performance of other stock markets.

  . Poor performance of individual stocks held by International Equity or of value stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.


EAFE COUNTRIES are countries included in the Morgan Stanley Capital International EAFE Index. This index consists of companies headquartered in approximately 20 countries, including Australia, New Zealand, many nations in Western Europe and the more developed nations of Asia, such as Japan, Hong Kong and Singapore.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of International Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of International Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of International Equity's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts. On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as subadviser to International Equity. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both MSAM and Draycott Partners, Ltd.

                           [BAR GRAPH APPEARS HERE]

 YEAR           TOTAL RETURN
 ----           ------------
 1995               6.0%
 1996               6.9%
 1997              -1.3%
 1998               7.3%
 1999              24.6%

During the period shown above, the highest quarterly return was 14.82% for the first quarter of 1998, and the lowest quarterly return was -17.12% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
International Equity.....     24.6%          8.4%                8.6%
Morgan Stanley Capital
 International EAFE
 Index...................     27.0%          12.8%               11.5%
Lipper Variable Products
 International Fund                                     Data only available for
 Average.................     43.2%          17.7%      full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series other than Money Market may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                     BACK BAY ADVISORS MONEY MARKET SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Money Market's assets in a managed portfolio of money market instruments.

 Investment selection

Money market instruments are short term fixed-income investments that include the following:

  . Obligations backed by the full faith and credit of the United States Government, and other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities.

  . Commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's (or, if unrated, of comparable quality).

  .  REPURCHASE AGREEMENTS.

  . Obligations of banks or savings and loan associations with net assets of more than $100 million.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors advises 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

During the year ended December 31, 1999, Money Market paid 0.35% of its average net assets in investment advisory fees.


REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

                      BACK BAY ADVISORS BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's assets in investment grade securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in high yield debt.

 Investment Selection

Back Bay Advisors evaluates potential investments for Bond Income in several steps.

Back Bay Advisors first allocates the assets of Bond Income that are available for investment among four principal areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating domestic and foreign corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasury securities of various maturities and the interest rates on other fixed-income securities.

Back Bay Advisors generally attempts to maintain a DURATION for the Bond Income portfolio that is within 1 1/2 years of the duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from 4.4 years to 5.0 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.


PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors manages 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993. Mr. Palfrey has 17 years of investment experience. Mr. Raczkowski, a Vice President of Back Bay Advisors, joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the fiscal year ended December 31, 1999, Bond Income paid 0.40% of its average net assets in investment advisory fees.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM invests substantially all of Strategic Bond's assets in three classes of fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

 Investment Selection

SBAM determines how to invest Strategic Bond assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the DURATION of the portfolio, which will generally be approximately 4.5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

 Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by emerging countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as the Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

During the year ended December 31, 1999, Strategic Bond paid 0.65% of its average net assets in investment advisory fees.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

PRINCIPAL INVESTMENT STRATEGIES

SBAM generally invests at least 80% of the assets of the U.S. Government Series in U.S. Government
Securities including repurchase agreements collateralized by U.S. Government Securities and CMOs that relate to U.S. Government Securities. The U.S.
Government Series may also invest up to 20% of its assets in investment grade fixed-income securities that are not U.S. Government Securities.

 Investment Selection

SBAM determines how to invest assets of the U.S.
Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers which analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the DURATION of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.


DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

PORTFOLIO MANAGEMENT

As of December 31, 1999, SBAM managed approximately $28.7 billion in assets. SBAM is located at 7 World Trade Center, New York, New York 10048.

Roger Lavan has been primarily responsible for the day-to-day management of U.S. Government since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990 and served as a co-portfolio manager of U.S. Government Bond from its inception until 1997.

During the year ended December 31, 1999, U.S. Government paid 0.55% of its average net assets in investment advisory fees.

                                BALANCED SERIES

PRINCIPAL INVESTMENT STRATEGIES

Wellington Management invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

 Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.

Wellington Management selects stocks for the Balanced Series which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  . a strong balance sheet;

  . a high return on equity;

  . sustainable or increasing dividends;

  . a strong management team;

  . a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

  . fundamentals deteriorate;

  . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

  . U.S. government bonds

  . mortgage-backed securities

  . ASSET-BACKED SECURITIES

  . YANKEE BONDS

  . investment grade U.S. corporate bonds

  . high yield U.S. corporate bonds

  . foreign government and SUPRANATIONAL BONDS

  . emerging market debt

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average DURATION and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the average duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from
4.4 years to 5.0 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

SUPRANATIONAL BONDS are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

 Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Wellington Management has been in the investment management business since 1928. As of December 31, 1999, the company managed over $235 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

During the year ended December 31, 1999, the Balanced Series paid 0.70% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                      HARRIS OAKMARK MID CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Harris invests Mid Cap Value's assets primarily in common stocks of U.S. companies. Mid Cap Value is a "non-diversified" fund, which means that it may hold at any one time securities of fewer issuers compared to a "diversified" fund. Mid Cap Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Mid Cap Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap by Morningstar, Inc. As of January 31, 2000, this capitalization range was $1.67 billion to $10.54 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Mid Cap Value's total assets in fixed-income securities, including high-yield debt.

Harris uses a value investment style in selecting equity securities for Mid Cap Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Mid Cap Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Mid Cap Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

 Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  free cash flows and intelligent investment of excess cash.

  .  earnings that are growing and reasonably predictable.

  .  high level of manager ownership.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Mid Cap Value. Harris also monitors Mid Cap Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Mid Cap Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Mid Cap Value invests perform poorly, Mid Cap Value could incur greater losses than if it had invested in a larger number of stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.



CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a PREMIUM.

 High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

PAST PERFORMANCE OF SIMILARLY MANAGED FUNDS

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Mid Cap Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Mid Cap Value. The Oakmark Select Fund is managed by William C. Nygren, and Mid Cap Value is managed by William C. Nygren and Floyd J. Bellman. The following information does not represent Mid Cap Value's performance and should not be considered a prediction of future performance of Mid Cap Value. Mid Cap Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. THE PERFORMANCE OF THE OAKMARK SELECT FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH MID CAP VALUE SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES HAVE THE EFFECT OF LOWERING THE PERFORMANCE OF A VARIABLE INSURANCE PRODUCT.

                                                THE OAKMARK SELECT   RUSSELL
                                                  FUND--CLASS I    MIDCAP INDEX
                                                ------------------ ------------
Total Return for the Year Ended December 31,
 1999..........................................       14.49%          18.2%
Average Annual Total Return Since Inception of
 The Oakmark Select Fund (November 1, 1996)....       31.07%          19.6%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

PORTFOLIO MANAGEMENT

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 1999, Harris manages approximately $12.6 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Mid Cap Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 19 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

During the year ended December 31, 1999, Mid Cap Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                              MFS INVESTORS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities (including ADRs), through which it may have exposure to foreign currencies.

 Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Investors Series. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Investors Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Investors Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

John D. Laupheimer and Mitchell D. Dynan are the portfolio managers of Investors Series and each is a Senior Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Dynan has been employed in the investment management area since 1986.

During the period ended December 31, 1999, the Investors Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                          MFS RESEARCH MANAGERS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

 Stock Selection

A committee of investment research analysts selects portfolio securities for the Research Managers Series. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. Analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Research Managers Series is currently managed by a committee of various equity research analysts employed by MFS and its affiliates.

During the period ended December 31, 1999, the Research Managers Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Growth and Income since its inception in 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

PRINCIPAL INVESTMENT STRATEGIES

MSAM invests International Equity's assets in a diversified portfolio of equity securities of foreign issuers domiciled in EAFE countries. MSAM may also invest up to 5% of the Series' total assets in non-EAFE countries, including emerging markets. MSAM seeks to achieve superior long-term returns by creating a diversified portfolio of stocks that MSAM believes are undervalued. To achieve this goal, MSAM implements a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection implemented by regional experts around the globe.

 Stock Selection

MSAM evaluates potential investments for International Equity in several steps.

The New York-based portfolio management team decides upon the appropriate allocation of International Equity's assets among Europe, Japan and developed Asia (including Australia and New Zealand). This regional allocation is based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset Allocation Group, which is made up of several of MSAM's most senior investment officers.

Once the allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks International Equity should purchase in their respective geographic regions. These three regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's finances, products and management, typically meeting with a company's management before its stock is purchased.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign stocks in general, or stocks of companies in a particular country or region, may not perform as well as U.S. stocks or the world stock markets in general.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or the stock market in general.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries.

Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MSAM may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MSAM cannot assure that these techniques will be effective.

 Emerging Markets

International Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, International Equity could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, International Equity might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed approximately $184.9 billion in assets. MSAM's address is 1221 Avenue of the Americas, New York, New York 10020.

Francine J. Bovich, a Managing Director of Morgan Stanley & Co. Incorporated and MSAM, joined MSAM in 1993. She is primarily responsible for managing International Equity's portfolio. Prior to joining MSAM, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

During the year ended December 31, 1999, International Equity paid 0.90% of its average net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for these Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to these Series.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

 Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

 Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for those Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
                               --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year........................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income.......      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
 Total From Investment
  Operations.................      4.85      5.13      5.08      4.99     5.50
                               --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income..........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
 Total Distributions.........     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                               --------  --------  --------  --------  -------
Net Asset Value, End of Year.  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                               ========  ========  ========  ========  =======
Total Return (%).............       5.0       5.3       5.3       5.1      5.6
Ratio of Operating Expenses
 to Average Net Assets
 (%)(a)......................      0.40      0.45      0.45      0.50     0.50
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      4.89      5.15      5.21      4.99     5.50
Net Assets, End of Year
 (000).......................  $307,712  $203,597  $111,009  $116,999  $90,148
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have
 been (%)....................       --        --        --       0.50     0.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the Series' operating expenses (other than advisory fees; "operating expenses" does not include brokerage costs, interest, taxes, or extraordinary expenses) in excess on an annual basis of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.67      6.76      7.43      7.72      7.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (8.18)     3.00      4.05     (2.70)    12.85
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (0.51)     9.76     11.48      5.02     20.19
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital Gains.....     (0.16)    (1.75)    (1.08)    (0.32)     0.00
 In Excess of Net Realized
  Gain.......................     (0.10)     0.00      0.00      0.00      0.00
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                               ========  ========  ========  ========  ========
Total Return (%).............      (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate (%)..        77        82        40        98        73
Net Assets, End of Year (000)
 ............................  $283,856  $267,791  $202,888  $180,359  $167,712

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.95     0.80     0.75     0.51    0.58
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.78)   (0.56)    0.54     1.05    1.30
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.17     0.24     1.29     1.56    1.88
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.02)   (0.14)   (0.19)  (0.22)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00    (0.01)    0.00     0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                                   =======  =======  =======  =======  ======
Total Return (%)..................     1.4      2.0     11.1     14.4    19.4
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...........    8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate (%).......     224      283      258      176     202
Net Assets, End of Year (000) .... $94,910  $95,450  $71,202  $35,808  $9,484
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).........................      --       --     0.87     1.19    2.44

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                          YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Year............................. $ 11.47  $ 11.14  $ 10.83  $ 11.04  $ 9.96
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net Investment Income.............    0.65     0.47     0.53     0.58    0.33
Net Realized and Unrealized Gain
 (Loss) on Investments............   (0.62)    0.37     0.40    (0.21)   1.16
                                   -------  -------  -------  -------  ------
    Total From Investment
     Operations...................    0.03     0.84     0.93     0.37    1.49
                                   -------  -------  -------  -------  ------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.66)   (0.45)   (0.53)   (0.56)  (0.33)
Distributions From Net Realized
 Capital Gains....................   (0.03)   (0.06)   (0.05)   (0.02)  (0.08)
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.04)    0.00    0.00
                                   -------  -------  -------  -------  ------
    Total Distributions...........   (0.69)   (0.51)   (0.62)   (0.58)  (0.41)
                                   -------  -------  -------  -------  ------
Net Asset Value, End of Year...... $ 10.81  $ 11.47  $ 11.14  $ 10.83  $11.04
                                   =======  =======  =======  =======  ======
Total Return (%)..................     0.2      7.5      8.6      3.3    15.0
Ratio of Operating Expenses to
 Average Net Assets (%)(a)........    0.70     0.70     0.70     0.70    0.70
Ratio of Net Investment Income to
 Average Net Assets (%)...........    5.89     5.70     6.42     6.13    5.62
Portfolio Turnover Rate (%).......     530      496      572      388     415
Net Assets, End of Year (000)..... $50,967  $45,807  $22,143  $13,211  $7,542
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have been
 (%)..............................    0.72     0.77     0.98     1.37    2.90

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.70% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                               BALANCED SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.43      0.38      0.28     0.27     0.26
Net Realized and Unrealized
 Gain (Loss) on Investments...     (1.21)     0.97      1.90     1.73     2.20
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     (0.78)     1.35      2.18     2.00     2.46
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
Distributions From Net
 Realized Capital Gains.......     (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
Distributions in Excess of Net
 Realized Capital Gains.......     (0.19)     0.00      0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                                ========  ========  ========  =======  =======
Total Return (%)..............      (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.77      0.82      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate (%)...        63        72        60       59       72
Net Assets, End of Year (000).  $192,666  $190,577  $137,443  $58,525  $18,823
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.86     0.99     1.85

--------
(a) On May 1, 2000, Wellington succeeded Loomis Sayles as subadviser to the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.85% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           ALGER EQUITY GROWTH SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                     HARRIS OAKMARK MID CAP VALUE SERIES(a)

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.36      1.09      0.00     0.11     0.42
Net Realized and Unrealized
 Gain (Loss) on Investments...     (0.97)   (11.41)    27.12    24.88    33.80
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............      0.39    (10.32)    27.12    24.99    34.22
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.36)    (1.09)     0.00    (0.13)   (0.40)
Distributions in Excess of net
 investment income............     (0.17)     0.00      0.00     0.00     0.00
Distributions From Net
 Realized Capital Gains.......      0.00    (36.08)   (14.41)   (9.42)   (4.15)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.25)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                                ========  ========  ========  =======  =======
Total Return (%)..............       0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating Expenses to
 Average Net Assets (%)(b)....      0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate (%)...       119       171        49       65       58
Net Assets, End of Year (000).  $109,280  $112,997  $114,617  $82,667  $48,832
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --       0.90      0.86     0.92     1.06

--------
(a) On May 1, 2000, Harris succeeded GSAM as subadviser to the Series. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. as subadviser to the Series.
(b) Prior to May 1, 1998, NEIM voluntarily agreed to bear the operating expenses (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess on an annual basis of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                              MFS INVESTORS SERIES

                              APRIL 30, 1999(a)
                                   THROUGH
                                DECEMBER 31,
                                    1999
                              -----------------
Net Asset Value, Beginning
 of Period..................       $10.00
                                   ------
Income From Investment
 Operations
Net Investment Income.......         0.02
Net Realized and Unrealized
 Gain (Loss) on Investments.         0.26
                                   ------
    Total From Investment
     Operations.............         0.28
                                   ------
Less Distributions
Distributions From Net
 Investment Income..........        (0.02)
                                   ------
    Total Distributions.....        (0.02)
                                   ------
Net Asset Value, End of
 Period.....................       $10.26
                                   ======
Total Return (%)............          2.9 (b)
Ratio of Operating Expenses
 to Average Net Assets
 (%)(d).....................         0.90 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).................         0.45 (c)
Portfolio Turnover Rate (%).           60
Net Assets, End of Period
 (000)......................       $6,841
The Ratios of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..............         2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                          MFS RESEARCH MANAGERS SERIES

                                                              APRIL 30, 1999(a)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period.........................      $10.00
                                                                   ------
Income From Investment Operations
Net Investment Income........................................        0.00
Net Realized and Unrealized Gain (Loss) on Investments.......        1.98
                                                                   ------
    Total From Investment Operations.........................        1.98
                                                                   ------
Net Asset Value, End of Period...............................      $11.98
                                                                   ======
Total Return (%).............................................        19.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)........        0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%).....       (0.06)(c)
Portfolio Turnover Rate (%)..................................          84
Net Assets, End of Period (000)..............................      $6,872
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).........................................        2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                       WESTPEAK GROWTH AND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments...     17.51     42.44     48.76    23.69    37.91
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     19.29     43.74     50.13    25.47    39.68
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
Distributions From Net
 Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                --------  --------  --------  -------  -------
    Total Distributions.......    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                ========  ========  ========  =======  =======
Total Return (%)..............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)...       115       100        93      104       92
Net Assets, End of Year (000).  $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --        --      0.91     1.06

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses of the Series (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

              MORGAN STANLEY INTERNATIONAL EQUITY MAGNUM SERIES(a)

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................. $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income.............    0.10     0.14     0.08     0.06     0.09
Net Realized and Unrealized Gain
 (Loss) on Investments............    2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
    Total From Investment
     Operations...................    2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
Distributions From Net Investment
 Income...........................   (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income................    0.00    (0.03)    0.00     0.00    (0.03)
Distributions From Net Realized
 Capital Gains....................    0.00    (0.11)   (0.08)   (0.16)    0.00
Distributions in Excess of Net
 Realized Capital Gains...........    0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
Total Return (%)..................    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)(b)........    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)...........    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%).......      59       40      115       64       89
Net Assets, End of Year (000)      $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of Operating Expenses
 to Average Net Assets
 without giving effect to the
 voluntary expense
 agreement would have been (%)....    1.30     1.40     1.59     1.66     3.12

--------
(a) On May 1, 1997, MSAM succeeded Draycott Partners, Ltd. as investment subadviser of the Series.
(b) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of an annual expense limit of 1.30% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the Series' total operating expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

                             NEW ENGLAND ZENITH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of New England Zenith Fund dated May 1, 2000, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Series, along with the Prospectus for that Series. A copy of the Prospectus may be obtained from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

                                TABLE OF CONTENTS



                                                                           Page
General......................................................................3
Investment Objectives and Policies...........................................3
Investment Restrictions.....................................................12
Investment Practices........................................................14
Resolving Material Conflicts................................................33
Determination of Net Asset Values...........................................34
Fund Performance............................................................36
Expense Deferrals and Limits................................................40
Trustees and Officers.......................................................41
Advisory Arrangements.......................................................43
Distribution Agreement......................................................49
Other Services..............................................................49
Portfolio Transactions and Brokerage........................................50
Code of Ethics..............................................................52
Description of the Fund.....................................................52
Taxes.......................................................................53
Transfer Agent..............................................................54
Financial Statements........................................................55
Appendix A-1 (Description of Bond Ratings)..................................56
Appendix A-2 (Description of Commercial Paper Ratings)......................59
Appendix B..................................................................60

                                     GENERAL

     Defined terms used in this Statement of Additional Information, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment strategies of each Series (collectively and individually the "Series") of New England Zenith Fund (the "Fund") are set forth in Sections II and III of the Prospectus. There can be no assurance that a Series will achieve its investment objective. The investment policies of each Series set forth in the Prospectus and in this Statement of Additional Information may be changed without shareholder approval, except for any policy as to which the Prospectus or this Statement of Additional Information explicitly indicates that such approval is required.

     The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this Statement of Additional Information, mean, with respect to a Series, approval by the lesser of (i) 67% of the shares of the Series represented at a meeting at which more than 50% of the outstanding shares of such Series are represented or (ii) more than 50% of the outstanding shares of such Series.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

      International Equity seeks long-term capital appreciation through investment primarily in international equity securities. The production of any current income is incidental to this objective. Morgan Stanley Asset Management ("MSAM") is subadviser to International Equity. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business under certain circumstances (including as subadviser to International Equity) using the name Morgan Stanley Asset Management.

      MSAM seeks to achieve International Equity's investment objective by investing the Series' assets primarily in common and preferred stocks, convertible securities, rights or warrants to purchase common stocks and other equity securities of non-U.S. issuers, in accordance with the EAFE country (as defined below) weightings determined by MSAM. The equity securities in which the Series may invest may be denominated in any currency.

      The countries in which the Series will primarily invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which include Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). The Series may invest up to 5% of its assets in non-EAFE countries, including emerging markets. Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three different EAFE countries.

      Although the Series intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Series may invest without limit in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

      MSAM uses a combination of strategic geographic asset allocation and fundamental, value-oriented stock selection. Regional allocation decisions are based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors and input from the regional stock selection teams and from MSAM's Asset AllocationGroup, which is made up of several of MSAM's most senior investment officers. MASM develops projections that are used to establish regional allocation strategies. Within these regional allocations, MSAM then selects equity securities among issuers of a region.

     MSAM's approach in selecting among equity securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. MSAM identifies those equity securities which it believes to be undervalued. MSAM's regional specialists analyze each company's finances, products and management, typically meeting with a company's management before purchasing that company's stock.

     Although the Series anticipates being fully invested in equity securities of EAFE countries, the Series may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.

     Although the Series' objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

ALGER EQUITY GROWTH SERIES

      Equity Growth's investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

      The Series' subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Series' investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Series invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Series anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

      The Series may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

      The Series (with respect to 35% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Series may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

     The Series may lend securities it owns so long as such loans do not exceed 331/3% of the Series' total assets.

     Although Equity Growth's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

CAPITAL GROWTH SERIES

      Capital Growth seeks long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. Most of the Series' investments are normally in common stocks, although the Series may invest in any type of equity securities. Equity securities include common stocks and securities convertible into common stocks. Equity securities are volatile investments, subject to price declines as well as advances, and involve greater risks than some other investment media.

     The selection of common stocks for Capital Growth's investment portfolio is based on the assessment of the Series' adviser, Capital Growth Management Limited Partnership ("CGM"), that the common stock is attractively priced relative to its earnings and growth potential.

     The Series does not consider current income as a significant factor in selecting its investments. However, during periods when management considers that economic or market conditions make it desirable, the Series may take a defensive position by investing a substantial portion of its assets in cash or fixed-income securities (bonds, notes and money market instruments). No estimate can be made as to when or for how long the Series will employ such defensive strategies; however, in the past, such periods have been as long as one year.

     The Series does not currently intend to invest in restricted securities, options or warrants although, subject to its investment restrictions, it may do so in the future. See "Investment Restrictions."

     Although the Series' objective is long-term capital growth, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period.

As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

DAVIS VENTURE VALUE SERIES

     Venture Value's investment objective is growth of capital. The Series seeks to achieve its objective by investing primarily in domestic common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $5 billion. It may also invest in issuers with smaller capitalizations.

      The Series may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Series may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Series' total assets to be invested in such companies. The Series may invest in restricted securities, which may include Rule 144A securities.

      The Series may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

      The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' net assets.

HARRIS OAKMARK MID CAP VALUE SERIES (FORMERLY GOLDMAN SACHS MIDCAP VALUE SERIES)

         Mid Cap Value seeks to provide investors with long-term capital appreciation. Harris Associates L.P. ("Harris"), Mid Cap Value's subadviser, invests Mid Cap Value's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts"). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of Mid Cap Value's total assets in American Depositary Receipts and securities of foreign issuers.

         Harris may invest Mid Cap Value's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of Mid Cap Value's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of Mid Cap Value's total assets in high yield debt.

         Harris may also invest up to 10% of Mid Cap Value's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

        Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 % of Mid Cap Value's total assets and in short sales (as defined in "Investment Practices
- Short Sales `Against the Box' ") with up to 20% of its total assets.

        Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices - Purchasing and Selling Options on Securities") for Mid Cap Value. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by Mid Cap Value would exceed 5% of its assets. Harris will write call options and put options for Mid Cap Value only if such options are "covered" (as defined in Investment Practices - Writing Covered Options").

        Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold Mid Cap Value's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

        In addition, pending investment of proceeds from new sales of Mid Cap Value's shares or to meet ordinary daily cash needs, Harris may temporarily hold Mid Cap Value's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

LOOMIS SAYLES SMALL CAP SERIES

         Small Cap's investment objective is long-term capital growth from investments in common stocks or their equivalents.

         Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Series by investing primarily in stocks of small capitalization companies. Normally the Series will invest 65% of its assets in companies with market capitalization, at the time of investment, in the range of the market capitalization of those companies which make up the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Fund Performance--Fund Comparisons")

         Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

MFS INVESTORS SERIES

         The Investors Series' investment objective is to provide reasonable current income and long-term growth of capital and income.

         Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Series' total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

         Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

MFS RESEARCH MANAGERS SERIES

         The Research Managers Series' investment objective is to provide long-term growth of capital and future income.

         The portfolio securities of the Series are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective with their assigned industry responsibility.

         The Series policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection on progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or better by S&P or by Fitch), and, with respect to no more than 10% of the Series' net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) or securities which the adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see Appendix A to this SAI.

     Consistent with this investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

WESTPEAK GROWTH AND INCOME SERIES

      As disclosed in the Prospectus, Growth and Income seeks long-term total return (capital appreciation and dividend income) through investment in equity securities, both in securities that the Series' subadviser, Westpeak Investment Advisors, L.P. ("Westpeak"), believes are undervalued ("value" style) and securities of companies that Westpeak believes have growth potential ("growth" style). Growth and Income will ordinarily invest substantially all of its assets in equity securities.

      The Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions.

     Although Growth and Income's objective is long-term total return, it may sell securities to reflect changes in Westpeak's assessment of the relative attractiveness of particular investments. As a result, Growth and Income, under certain market conditions, may experience high portfolio turnover. High portfolio turnover involves correspondingly higher brokerage commissions than would be experienced by a similar fund with lower turnover.

     The assets of Growth and Income that are not invested in equity securities will be held in cash or invested as described below under "Investment Practices--Money Market Instruments."

WESTPEAK STOCK INDEX SERIES

     As disclosed in the Prospectus, Stock Index is designed to replicate the performance of the S&P 500 Index.

     The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Series, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. The stocks included in the S&P 500 Index may change from time to time.

     Stock Index is not managed through traditional methods of investment management, which typically attempt to use economic, financial and market analysis to select undervalued stocks or stocks of companies that may experience above-average growth, nor will the adverse financial situation of a company necessarily result in the elimination of its stock from Stock Index's portfolio. As described in the Prospectus, stocks will be selected in an attempt to mirror the performance of the S&P 500 Index. From time to time, adjustments may be made in Stock Index's investment portfolio, but such changes should be infrequent compared to those of most management investment companies. Westpeak currently expects that such adjustments will ordinarily be made on a monthly basis, but such adjustments could be made more or less frequently, depending on changes in the size of Stock Index, among other factors. As a consequence of the relative infrequency of portfolio adjustments, brokerage and other transaction costs are expected to be relatively low. However, these costs and other expenses may cause the return of Stock Index to be lower than the return of the S&P 500 Index. In addition, the relative infrequency of portfolio adjustments may result in increased tracking error, to the extent that new cash that has come into the Series is held, or invested in money market instruments and repurchase agreements, pending the next portfolio adjustment, rather than invested immediately in common stocks included in the S&P 500.

      It is Stock Index's policy to be fully invested in common stocks. However, Stock Index may hold a portion of its assets, which will not exceed 5% (not including additional cash that has come into the Series and is pending investment in common stocks), in cash to meet redemptions and other day-to-day operating expenses. The Series may also engage in futures transactions to reduce tracking error. ("Tracking error" is a statistical measure of the difference between the investment results of the Series, before taking into account the Series' expenses, and the investment results of the S&P 500 Index.) In addition, the Stock Index may invest cash temporarily in money market instruments and repurchase agreements, as described below under "Investment Practices -- Money Market Instruments". Such temporary investments will only be made with cash held to maintain liquidity or pending investment, and will not be made for defensive purposes in the event or in anticipation of a general decline in the market prices of stocks in which the Series invests. A defensive investment posture is precluded by the Stock Index's investment objective to provide investment results that correspond to the composite price and yield performance of the S&P 500 Index. Investors in Stock Index therefore bear the risk of a general decline in the value of the S&P 500 Index.

     Stock Index is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of Stock Index or any member of the public regarding the advisability of investing in securities generally or in Stock Index particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Metropolitan Life Insurance Company (the "Licensee") is S&P's grant of permission to Licensee to use the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or Stock Index. S&P has no obligation to take the needs of the Licensee or the owners of Stock Index into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Stock Index or the timing of the issuance or sale of Stock Index or in the determination or calculation of the equation by which Stock Index is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Stock Index.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P
500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WRRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF STOCK INDEX, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BALANCED SERIES (FORMERLY LOOMIS SAYLES BALANCED SERIES)

     The Balanced Series' investment objective is long-term total return from a combination of capital appreciation and current income.

     No more than 5% of the fixed income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).

BACK BAY ADVISORS MANAGED SERIES

     The investment objective of the Managed Series is to provide a favorable total investment return through investment in a diversified portfolio. The Series portfolio is expected to include a mix of common stocks and notes and bonds. These investments will be made in proportions that Back Bay Advisors deems appropriate for an investor who wishes to invest in a portfolio containing a diversified mix of assets.

     It is expected that more often than not the investment portfolio of the Series will contain a higher proportion of common stocks than of notes and bonds. However, Back Bay Advisors will make variations in the proportions of each investment category in accordance with its assessment of the outlook for the economy and the financial markets and its judgment about the relative attractiveness of each asset type in light of economic conditions. The Series may also engage in futures transactions to manage its portfolio exposure to the risks of investment in common stocks or notes and bonds.

     The investment practices with respect to the common stock portion of the Series center upon selecting a portfolio of securities, drawn from the S&P 500 Index, which taken as a group can be characterized as high capitalization growth issues. A proprietary quantitative model is used to achieve an industry sector-neutral investment approach. In addition, as conditions warrant, a portion of the stock portfolio may be invested in low P/E situations, as identified by Back Bay Advisors' quantitative model. In the future, however, the Series may, without shareholder approval, select a stock index other than the S&P 500 Index as the standard of comparison for the Series' common stock investments, or discontinue the practice of using a stock index as the standard of comparison for the common stock portion of the Series' portfolio. The Series may invest a limited portion of its assets in securities of foreign issuers and may invest in convertible securities.

     The portion of Managed Series' investment portfolio consisting of notes and bonds will be invested in bonds of the types in which Bond Income is permitted to invest. These investments may include bonds rated B or higher by S&P or Moody's (or unrated bonds of similar quality). The risks associated with lesser rated and unrated bonds, commonly known as "high yield debt" or "junk bonds," are described under the heading "Investment Practices." The Series will purchase and sell securities for the bond portion of its portfolio in anticipation of or in response to changes in yield relationships, markets or economic conditions. The bond portion of the Series' investment portfolio will also be invested to take advantage of temporary disparities in the relative values of certain sectors of the market for fixed-income securities. As a result of these policies, the bond portion of the Series' portfolio, under certain market conditions, may experience high portfolio turnover.

     Because the securities in its portfolio are subject to price declines as well as price advances, at times the net asset value per Managed Series share may be less than a shareholder's original cost. There can be no assurance that the Managed Series' investment objective will be attained.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

      The investment objective of Strategic Bond is to seek a high level of total return consistent with preservation of capital.

      Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's), or if unrated, but deemed to be of comparable quality in the subadviser's judgment, and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices--Loan Participations and Assignments" below.

      Depending on market conditions, the Series may invest without limit in high yield debt, which involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Series' assets in domestic and developing country debt securities that are rated below investment grade, the Series may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Series may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices--Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

      In addition, the Series may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

      The Series may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices--High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Series' assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

      The Series may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

      The Series currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Series may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

      The Series' subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Series will invest. The weighted average maturity and the duration of the Series may vary substantially from time to time depending on economic and market conditions.

      The Series may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

      The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' assets.

     Although the Series' investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Series' use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

BACK BAY ADVISORS BOND INCOME SERIES

      The investment objective of the Series is to provide a high level of current income consistent with protection of capital. In general, fixed-income securities, such as the bonds in which the Series may invest, are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The Series may also invest in convertible securities and Rule 144A securities.

      At least 80% of the Series' assets will consist of securities rated AAA, AA, A, or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or unrated but determined by Back Bay Advisors, the Series' subadviser, to be of comparable quality to securities in those rating categories. The Series may not invest more than 10% of its total assets in non-dollar obligations of foreign issuers. The Series will invest in these securities only when Back Bay Advisors believes the associated risks are minimal.

        Securities rated B or lower by S&P or Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." If a security held by the Series is downgraded below B, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account the current conditions. See Appendix A for more complete information on bond ratings.

      The Series may lend securities it owns so long as such loans do not exceed 15% of the Series' assets.

     Although the Series' investment objective is a high level of total return consistent with protection of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

SALOMON BROTHERS U.S. GOVERNMENT SERIES

      The U.S. Government Series' investment objective is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity.

      SBAM seeks to achieve the Series' investment objective by investing primarily in debt obligations (including mortgage backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

      At least 80% of the total assets of the Series will be invested in:

           (1) mortgage backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

           (2) U.S. Treasury obligations;

           (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

           (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

           (5) repurchase agreements collateralized by any of the above; and

           (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.


      Under normal market conditions, at least 65% of the Series' assets will be invested in securities issued or guaranteed by the U.S. Government or an agency, authority or instrumentality thereof. For purposes of this policy, securities (including repurchase agreements and collateralized mortgage obligations) that are not issued or guaranteed by the U.S. Government or an agency, authority or instrumentality will not count toward the 65% minimum, even if they are backed by mortgages (or other collateral) that are so guaranteed.

      Any guarantee of the securities in which the Series invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Series and not to the purchase of shares of the Series.

      The Series may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

      Up to 20% of the assets of the Series may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or, if unrated, deemed by SBAM to be of comparable quality, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

      The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' assets.

     Although the Series' objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

BACK BAY ADVISORS MONEY MARKET SERIES

         Money Market seeks the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments including: (1) obligations backed by the full faith and credit of the United States Government, such as bills, notes and bonds issued by the U.S. Treasury or by such government agencies as the Farmers' Home Administration or the Small Business Administration; (2) other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities, such as obligations of the Tennessee Valley Authority, Federal Land Banks and FNMA (together with full faith and credit obligations, "U.S. Government Securities");
(3) commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's or, if unrated, of comparable quality as determined by Back Bay Advisors, the Series' subadviser, under guidelines approved by the Fund's Trustees; (4) repurchase agreements relating to any of the above and (5) obligations of banks or savings and loan associations (such as bankers' acceptances and certificates of deposit, including Eurodollar obligations of foreign branches of U.S. banks and U.S. dollar denominated obligations of U.S. and United Kingdom branches of foreign banks) whose net assets exceed $100,000,000.

      The Series may invest up to 100% of its assets in certificates of deposit, bankers' acceptances and other bank obligations.

      By investing only in high quality, short-term securities, the Series seeks to minimize credit risk and market risk. Credit risk is the risk that the obligor will default in the payment of principal and/or interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Series. If the other party defaults on that obligation, the Series may face various delays and risks of loss. Market risk is the risk that the market value of the securities will change as a result of changes in market rates of interest or other factors. The Series expects that those changes will be relatively small and that the Series will be able to maintain the net asset value of its shares at a constant level of $100, although this cannot be assured.

      The U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. and United Kingdom branches of foreign banks in which the Series may invest may be subject to certain risks which do not apply to investments in obligations of domestic branches of U.S. banks. These risks may relate to foreign economic, political and legal developments and to the fact that foreign banks and foreign branches of U.S. banks may be subject to different regulatory requirements.

         For a fuller description of those money market instruments and some of the risks relating thereto, see "Investment Practices - Money Market Instruments" below. Money Market will invest only in securities which the Series' subadviser acting pursuant to guidelines established by the Fund's Board of Trustees, has determined are of high quality and present minimal credit risk.

     All the Series' investments mature in less than 397 days and the average maturity of the Series' portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days, tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Series' repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Series will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

     In seeking to provide the highest possible level of current income consistent with preservation of capital, the Series may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Series, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Series may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Series, may result in frequent changes in the Series' investment portfolio of money market instruments.The value of the securities in the Series' investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Series could require the sale of portfolio investments at a time when a sale might not be desirable.

                             INVESTMENT RESTRICTIONS

      The following is a description of fundamental and nonfundamental restrictions on the investments to be made by the sixteen Series. Fundamental restrictions may not be changed without the approval of a majority of the
             -------
outstanding voting securities of the relevant Series. Nonfundamental restrictions may be changed without such vote. Percentage tests regarding any
             ---
investment restriction apply only at the time of a Series is making that investment. State insurance laws and regulations may impose additional limitations on a Series' investments, including its ability to borrow, lend, and use options, futures, and other derivative instruments. In addition, these laws may require that a Series' investments meet additional diversification or other requirements.

FUNDAMENTAL INVESTMENT RESTRICTIONS

NO SERIES WILL:
         1. Borrow money, except to the extent permitted by applicable law, regulation or order;

         2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

         3. Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

         4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

         5. Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

         6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

         7. Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

NO SERIES WILL:
         1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

         2. Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity);

         3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

         4.* With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

         5.* With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).

         *Does not apply to Harris Oakmark Mid Cap Value Series.

VARIABLE CONTRACT RELATED INVESTMENT RESTRICTIONS

      Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Series, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

     The following information relates to some of the investment practices in which certain Series may engage. The table indicates which Series may engage in each of these practices.

Practices                                                    Series
---------                                                    ------
Equity Securities                                            Small Cap, International Equity, Equity Growth, Capital Growth,
                                                             Mid Cap Value, Venture Value, Growth and Income, Stock Index,
                                                             Balanced, Managed, Investors, Research Managers

Convertible Securities                                       International Equity, Equity Growth, Capital Growth, Mid Cap
                                                             Value, Balanced, Managed, Strategic Bond, Bond Income,
                                                             Investors, Research Managers

Fixed-income Securities                                      All Series except Stock Index

Money Market Instruments                                     All Series except Stock Index

U.S. Government Securities                                   All Series except Investors

Privately Issued Mortgage Securities                         Strategic Bond, U.S. Government, Balanced

Adjustable Rate Mortgage Securities                          Balanced, Strategic Bond, U.S. Government,

Collateralized Mortgage Obligations                          Balanced, Managed, Strategic Bond, Bond Income

Stripped Mortgage Securities                                 Balanced, Strategic Bond, U.S. Government

Asset-backed Securities                                      Balanced, Strategic Bond, U.S. Government

Zero Coupon Securities                                       Balanced, Managed, Strategic Bond, U.S. Government, Investors

Lower Rated Fixed Income Securities                          Mid Cap Value, Balanced, Managed, Strategic Bond, Bond Income,
(High Yield Debt)                                            Research Managers

Foreign Securities                                           All Series except Stock Index

High Yield/High Risk Foreign Sovereign Debt                  Mid Cap Value, Strategic Bond, Investors, Balanced, Managed,
Securities                                                   Bond Income

Practices                                                    Series
---------                                                    ------
Brady Bonds                                                  All Series except Stock Index

Foreign Equity Depositary Receipts                           Small Cap, International Equity, Equity Growth, Capital Growth,
                                                             Mid Cap Value, Venture Value, Growth and Income, Balanced,
                                                             Managed, Investors, Research Managers

Foreign Currency Transactions, including Forward             All series except Stock Index (Research Managers may not
Contracts, Futures and Options                               engage in futures or purchase or write options)

Emerging Markets                                             Mid Cap Value, Strategic Bond, Investors, Research Managers,
                                                             International Equity, Balanced, Managed, Bond Income

Obligations of Supranational Agencies                        All Series except Stock Index

Illiquid Securities                                          All Series except Stock Index

Rule 144A Securities                                         All Series except Stock Index

Real Estate Investment Trusts                                Small Cap, International Equity, Equity Growth, Capital Growth,
                                                             Mid Cap Value, Venture Value, Growth and Income, Stock Index,
                                                             Balanced, Managed

Investment Company Securities                                All Series except Money Market

Domestic Equity Depositary Receipts                          Small Cap, International Equity, Equity Growth, Capital Growth,
                                                             Venture Value, Growth and Income, Stock Index, Balanced,
                                                             Managed, Investors, Research Managers

Repurchase Agreements                                        All Series

Reverse Repurchase Agreements and Dollar Rolls               Strategic Bond, U.S. Government, Balanced

Purchasing and Selling Options on Securities                 All Series except Money Market, Investors, Research Managers


Purchasing and Selling Futures (and options thereon)         All Series except Money Market, Research Managers, Mid Cap Value
                                                             (Investors may not engage in options on futures)

Eurodollar Futures and Options                               Strategic Bond, U.S. Government, Balanced

Loan Participations and Assignments                          Strategic Bond

Swaps, Caps, Floors, Collars, Etc.                           Strategic Bond, Balanced

Inverse Floaters                                             Balanced, Strategic Bond, U.S. Government

Structured Notes                                             Strategic Bond

When Issued Securities                                       Small Cap, International Equity, Equity Growth, Mid Cap Value,
                                                             Venture Value, Managed, Balanced, Bond Income, U.S Government,
                                                             Strategic Bond, Investors, Research Managers

Practices                                                    Series
---------                                                    ------
Forward Commitments                                          Mid Cap Value, Investors, Research Managers,
                                                             International Equity, Balanced

Short Sales "Against the Box"                                International Equity, Equity Growth, Mid Cap Value, Investors

Lending of Portfolio Securities                              All Series

Equity Securities -- The Series listed above may invest in equity securities.
-----------------
Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Series may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of a Series that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.


Convertible Securities -- The Series listed above may invest in convertible
----------------------
securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.


Fixed-income Securities -- The Series listed above may invest in fixed-income
-----------------------
securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

         Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Series the principal on the security before it is due, thus depriving the Series of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Series would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Series may realize a capital loss on its investment if the security was purchased at a premium and a Series may be forced to replace the called security with a lower yielding security.

         The short-term and medium-term fixed-income securities in which International Equity may invest consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member states of the OECD, including the United States, denominated in any currency; (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member states of the OECD, including the United States, meeting the Series' credit quality standards, provided that no more than 20% of the Series' assets is invested in any one of such issuers. The short-term and medium-term securities in which the Series may invest will be rated investment grade, or if unrated, determined to be of comparable quality by MSAM.

         Because interest rates vary, it is impossible to predict the income for any particular period of a Series that invests in fixed-income securities. Fluctuations in the value of a Series' investments in fixed-income securities will cause a Series' net asset value to increase or decrease.

         Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond -- that is, one with no coupon or sinking-fund payments -- has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less then maturity.

         The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield to maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but as a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

         There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

         Percent change in bond price = -(Duration x Absolute change in yield).

         For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Series.


Money Market Instruments -- Obligations of foreign branches of U.S. banks and
------------------------
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Series only when the Series' adviser or subadviser believes the risks are minimal.

     The following constitutes a description of the money market instruments which may be purchased by the Back Bay Advisors Money Market Series, and by any of the Series, some of which may only invest for temporary defensive purposes.

     U.S. Government Securities -- are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.


     Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Eurodollar Obligations -- are obligations of foreign branches of U.S.
banks.

     Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs. For a description of commercial paper ratings see Appendix A-2.


U.S. Government Securities -- The Series may invest in some or all of the
--------------------------
following U.S. Government Securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

     U.S. Treasury Bills -- Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

     U.S. Treasury Notes and Bonds -- Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

     "Ginnie Maes" -- Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes" -- The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     "Freddie Macs" -- The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

     U.S. Government Securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Series' net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Series' average maturity is longer, under certain market conditions, a Series may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Privately Issued Mortgage Securities -- The Series listed above may invest in
------------------------------------
privately-issued pass through securities that provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements.


Adjustable Rate Mortgage Securities -- The Series listed above may invest in
-----------------------------------
Adjustable Rate Mortgage Securities ("ARM"). An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.


Collateralized Mortgage Obligations -- The Series listed above may invest in
-----------------------------------
collateralized mortgage obligations (a "CMO"). A CMO is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Series will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Series would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.


Stripped Mortgage Securities -- Stripped mortgage securities are derivative
----------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Series invest. Stripped mortgage securities may not be as liquid as other securities in which the Series may invest.

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in a Series' net asset value.

     In addition to the stripped mortgage securities described above, the Series listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Series may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Series.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.


Asset-backed Securities -- As with mortgage securities, asset-backed securities
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are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Series' subadviser (or by CGM, in the case of Capital Growth) to be illiquid securities for the purposes of the investment policy that limits a Series' investments in illiquid securities to 15% of net assets (10% in the case of Money Market).

     Types of Credit Support -- Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.


Zero Coupon Securities -- The Series listed above may invest in zero coupon
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securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

         Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

         Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


Lower Rated Fixed-income Securities (High Yield Debt) -- Each Series listed
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above may invest in high yield debt. The Managed Series and Strategic Bond may each invest 100% of its total assets in high yield debt. Balanced and Mid Cap Value may each invest up to 25% of its total assets, Bond Income may invest 20% of its total assets, and Research Managers may invest 10% of its total assets, in high yield debt. Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality, are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Series investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Series investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Appendix A-1--Description of Bond Ratings."


Foreign Securities -- Each of the Series listed above may invest in securities
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of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

         Although investing in foreign securities may increase a Series' diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Series' receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         A Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Series investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Series' holdings are denominated will result in a change in the U.S. dollar value of the Series' assets and the Series' income available for distribution.

         In addition, although part of a Series' income may be received or realized in foreign currencies, the Series will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Series' income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Series could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Series accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

         Each Series listed above may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Series may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities -- The Series listed
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above (up to 75% of the net assets of Investors Series) may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

     A Series may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds -- Brady Bonds are debt securities issued under the framework of the
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Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Series will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Series may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Series may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Series' holdings. Brady Bonds involving an emerging market country are included in any Series' limitation on investments in emerging markets.


Foreign Equity Depositary Receipts -- In addition to purchasing foreign
----------------------------------
securities directly, each Series listed above may invest in foreign equity securities by purchasing Foreign Equity Depositary Receipts. Foreign Equity Depositary Receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, and include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

         To the extent a Series acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Series would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Series may avoid currency risks during the settlement period for purchases and sales.

Foreign Currency Transactions, including Forward Contracts, Futures and
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Options -- The Series listed above may engage in foreign currency transactions
-------
to protect against a change in the foreign currency exchange rate between the date on which a Series contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Series may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Series may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Series will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Series' liquid holdings that settle in the relevant currency and the Series' outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Series may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Each series may also purchase options on foreign currencies. See "Futures and Options on Futures" and "Risks related to Futures and Options" above. Each Series may use foreign currency transactions for hedging purposes only. The Series' use of such transactions may be limited by tax considerations.


Emerging Markets -- The Series listed above may invest in the securities of
----------------
issuers in emerging market countries (up to the limit of each Series' ability to invest in foreign securities, except that International Equity may invest up to 5% of its total assets in securities of issuers in emerging market countries that are not EAFE countries). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Series' purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Series, the subadviser, its affiliates and their respective clients and other service providers. The Series may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

     Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Series. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Series may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies - The Series listed above may also invest
-------------------------------------
in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities -- Each Series except Stock Index may invest up to 15% of
-------------------
its net assets (10% in the case of Money Market) in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Series is valuing the security, within seven days, except as qualified below, including securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Series' adviser or subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Series is in a position where more than 15% (10% in the case of Money Market) of the value of its net assets are invested in illiquid assets, the Series is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Series' shareholders.

Rule 144A Securities -- Each Series except Stock Index may purchase Rule 144A
--------------------
securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Series' adviser or subadviser has determined, under guidelines established by the Fund's trustees, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") -- The Series listed above may invest in
---------------------------------------
REITs, which are pooled investment vehicles which invest primarily in investment in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Series, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Series will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Series.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemption from the Investment Company Act of 1940 (the "1940 Act.") REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities -- The Series listed above may invest in other
-----------------------------
investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Series may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Series to invest in such countries. In other cases, where the Series' adviser or subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Series will bear its share of the expenses of that investment company. These expenses are in addition to the Series' own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

         Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

         Domestic Equity Depositary Receipts (see below) are investment company securities; therefore, investments therein are subject to a Series' limitation on investment in other investment companies.

Domestic Equity Depositary Receipts -- Each of the Series listed above may
-----------------------------------
invest in Domestic Equity Depositary Receipts, subject to the restrictions on the percentage of such Series' assets that may be represented by Investment Company Securities. Domestic Equity Depositary Receipts are interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Series must accumulate enough Domestic Equity Depositary Receipts to reconstitute a Creation Unit. The liquidity of small holdings of Domestic Equity Depositary Receipts, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Series will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.

Repurchase Agreements - Each of the Series may enter into these agreements by
---------------------
which a Series purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

         The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Series the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Series may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Series may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Series seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls -- The Series listed above may
----------------------------------------------
enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns.

     Reverse repurchase agreements involve sales by a Series of portfolio assets concurrently with an agreement by that Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

     The Series may enter into dollar rolls in which a Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Series will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Series for purposes of determining the limitations on each Series' borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities -- An option on a security entitles
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the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below.

     Risks Related to Futures and Options -- The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Series' use of futures contracts or options will not be fully effective unless the Series can compensate for such imperfect correlation. There is no assurance that the Series will be able to effect such compensation.

     The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Series would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Series may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Series may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

     There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Series will typically not own all of the securities included in a particular index.)

     Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

     Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

     An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Series would have to exercise the option in order to realize any profit. If the Series that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Series purchases foreign futures or options.

     The successful use of transactions in futures and options depends in part on the ability of the Series to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Series may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Series holds futures or options positions, the Series will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Series' total return for such period may be less than if it had not engaged in the futures or option transaction.

     Future Developments -- The above discussion relates to the Series' proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Series may also use additional types of futures contracts or options and other similar or related investment techniques.

Writing Covered Options -- The Series listed above may write covered call or put
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options. A call option on a futures contract written by a Series is considered by the Series to be covered if the Series owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Series is considered to be covered if the Series owns a security deliverable under the option. A written call option is also covered if the Series holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian.

     A put option on a futures contract written by a Series, or a put option on a security written by a Series, is covered if the Series maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Series' custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

     Closing a written call option will permit the Series to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Series to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Series investments. If a Series desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

     The Series will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Series will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

     Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e. a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Series will have a net gain from the options transaction, and the Series' total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Series when the put options are closed.

     Over-the-Counter Options -- An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Series will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Series might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Series cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government Securities and the assets used as cover for written over-the-counter options on U.S. Government Securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a mutual fund such as a Series, and such Series has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Series only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) -- The Series listed above
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may purchase and sell futures and options on futures.

     Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

     When a trader, such as a Series, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Series with a long position in a futures contract will establish a segregated account with the Series' custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Series will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

     Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

     Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

     Stock Index may purchase and sell futures contracts on the S&P 500 Index solely for the purpose of reducing the risk of tracking error arising from holding cash from new investments in the Series or in anticipation of shareholder redemptions. The Managed Series may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds. Growth and Income may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions.

     Options on Futures -- An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission.

     The Fund, on behalf of each of the Series, has notified the Commodities Futures Trading Commission, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Series, that the Fund will operate the Series in a manner such that the Series:

     (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Commission Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Series may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in Commission Rule 190.01(x) may be excluded in computing such 5%;

     (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

     (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Series intends to engage; and

     (iv) Will submit to such special calls as the under the Commodity Futures Trading Commission may make to require the Fund on behalf of the Series to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

     For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options -- The Series listed above may make investments
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in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Loan Participations and Assignments -- Strategic Bond may invest in fixed and
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floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         The Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Series currently intends to treat all investments in Participations and Assignments as illiquid.


Swaps, Caps, Floors, Collars, Etc. -- The Series listed above may enter into
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interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

     A Series will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Series maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act , as amended, and, thus, will not be treated as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Series' adviser or subadviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

     The liquidity of such agreements will be determined by a Series' adviser or subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.

     Each Series will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Series enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Series' accrued obligations under the agreement.


Inverse Floaters -- The Series listed above may invest in inverse floaters,
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which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Series invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Series may invest.


Structured Notes -- The Series listed above may invest in a broad category of
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instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

         Structured notes can serve many different purposes in the management of the Series. For example, they can be used to increase the Series' exposure to changes in the value of assets that the Series would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Series hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Series' portfolio as a whole.

         Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Series' investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Series would be unable to dispose of the investment prior to maturity. (Each Series is not permitted to invest more than 15% of its net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.


When-Issued Securities -- The Series listed above may invest in when-issued
----------------------
securities. If the value of a "when-issued" security being purchased falls between the time a Series commits to buy it and the payment date, the Series may sustain a loss. The risk of this loss is in addition to the Series' risk of loss on the securities actually in its portfolio at the time. In addition, when the Series buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Series may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Series will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.


Forward Commitments -- The Series listed above may purchase securities on a
-------------------
forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Series is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Series may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Series will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Series may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.


Short Sales "Against the Box" -- The Series listed above may engage in short
-----------------------------
sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Series may engage in short sales, but only if the Series owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.


Lending of Portfolio Securities - Each Series may lend its portfolio securities
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to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Series will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Series. A Series pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.


                          RESOLVING MATERIAL CONFLICTS

      Currently, shares in the Fund are available only to separate accounts established by New England Financial ("NEF"), Metropolitan Life Insurance Company ("MetLife"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("Security First Group") and their affiliates or their subsidiaries as an investment vehicle for variable life insurance or variable annuity products. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NEF, MetLife, General American, or Security First Group.

      A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with NEF, MetLife, General American, or Security First Group. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Series of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Insurance companies investing in the Fund will be responsible for proposing and executing any necessary remedial action and the Board of Trustees has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

     The net asset value per share of each Series is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net assets value of Series that hold these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

       Expenses of each Series are paid or accrued each day.

ALL SERIES (OTHER THAN MONEY MARKET)

     Each Series other than Money Market values its securities in the manner set forth below.

     Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, and equity securities not so traded, are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported bid price or at the average of the last reported bid and asked price, according to the subadviser's valuation policies. Equity securities for which current market quotations are not readily available (including restricted securities, if any) are valued at fair value, as described below.

      Exchange traded and other fixed-income securities are valued at the last reported sale price. Other fixed-income securities (other than short term obligations maturing in 60 days or less, which are valued using the amortized cost method which approximates market value) are valued on the basis of market valuations furnished by a pricing service selected by the Series' adviser or subadviser, pursuant to the authorization of the Board of Trustees. The pricing service employed will be one that determines valuations of normal institutional-sized trading units of long-term debt securities.

     An option purchased by a Series generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price.

     A futures contract will generally be valued at the unrealized gain or loss on the contract to the current settlement price, but this valuation method may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after determination of the settlement price. When settlement price is not used, futures contracts will be valued at fair value as described below.

     Securities traded primarily on an exchange outside the United States which closes before the close of the New York Stock Exchange generally will be valued for purposes of calculating a Series' net asset value at the last sale price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange may materially change such security's value, the respective adviser or subadviser may value the security at fair value, as described below.

     The value of any assets for which the market price is expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of net asset value computation, or, if no such rate is quoted at such time , at such other appropriate rate as may be determined by the Series' adviser or subadviser acting under the supervision of the Fund's Board of Trustees. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. All contracts are "marked-to-market" daily at the applicable transaction rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date.

     Fair Value. As noted above, certain securities and assets of each Series may be valued at their fair market value. Fair market value is determined in good faith by the adviser or subadviser of that Series acting under the supervision of the Fund's Board of Trustees although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders.

MONEY MARKET

     The portfolio securities of Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of the Money Market may at times be more or less than their market value.

     By using amortized cost valuation, the Money Market seeks to maintain a constant net asset value of $100 per share despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of the Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Series. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Trustees monitor the deviation between the net asset value per share of the Series as determined by using available market quotations and its amortized cost price per share. Back Bay Advisors makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 0.50% the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

                                FUND PERFORMANCE

      Information about the performance of the Series is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Series is based on that Series' past performance
--------------------------------------------------------------------------------
and is not intended to indicate future performance. The Fund serves as the
--------------------------------------------------
underlying investment vehicle for variable life insurance and variable annuity products and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle.

      Each Series may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently by NEF or NEIM. If these arrangements had not been in effect, certain Series' total return would have been lower (see "Effect of Expense Deferrals and Limits" below).


                                                      AVERAGE                AVERAGE                     AVERAGE
                                                       ANNUAL                 ANNUAL                      ANNUAL
                                     AVERAGE           TOTAL                  TOTAL                       TOTAL
                                      ANNUAL           RETURN                 RETURN                      RETURN
                                      TOTAL           FOR THE                FOR THE                      SINCE
                                    RETURN FOR          FIVE                   TEN                     COMMENCEMENT
                                     THE YEAR          YEARS                  YEARS                    OF OFFERING
                                      ENDING           ENDING                 ENDING                     THROUGH
                                     12/31/99         12/31/99               12/31/99                    12/31/99
                                     --------         --------               --------                    --------

Series

Small Cap                             31.8%              22.2%                                            18.6% (1)

International Equity (2)              24.6%               8.4%                                             8.6%

Equity Growth                         34.1%              33.2%                                            30.9%

Capital Growth                        15.7%              26.2%                 16.9%                      23.3% (3)

Mid Cap Value(4)                       0.3%              11.3%                                            10.6%

Venture Value                         17.5%              25.8%                                            24.0%

Growth and Income                      9.4%              24.0%                                            19.7%

Stock Index                           20.4%              27.9%                 17.7%                      16.3%

Balanced Series (5)                   -5.1%              11.9%                                            11.5%

Managed Series                        10.0%              20.3%                 13.8%                      13.0%

Strategic Bond Series                  1.4%               9.4%                                             8.8%

Bond Income                           -0.5%               8.8%                  8.6%                       9.6% (3)


U.S. Government Series                 0.2%               6.8%                                             6.7%

Money Market                           5.0%               5.3%                  5.1%                       6.3% (3)

Investors                                                                                                  2.9% (6)

Research Managers                                                                                         19.8% (6)


(1) Represents unannualized total return for the period May 2, 1994, when Small Cap commenced operations, to December 31, 1994. The Series was not available through variable insurance or variable annuity products until October 31, 1994.

(2) Effective May 1, 1997, MSAM began managing the Series, succeeding Draycott Partners, Ltd.

(3) Capital Growth, Bond Income and Money Market commenced operations on August 26, 1983 and their Average Annual Total Returns From Commencement of Offering have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the Average Annual Total Returns Since Commencement of Offering have been calculated for the S&P 500, Lehman Intermediate Government/Corporate Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(4) On May1, 2000, Harris Associates became subadviser to the Series, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Series, succeeding Loomis Sayles.

(5) On May 1, 2000, Wellington Management became subadviser to the Series, succeeding Loomis Sayles.

(6) Represents unannualized total return for the period April 30, 1999, when the Series commenced operations, to December 31, 1999.

Calculations of Yield and Total Return
--------------------------------------

     Yield and Effective Yield of Money Market. Money Market's yield represents
     -----------------------------------------
the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of Money Market will vary depending on prevailing interest rates, the operating expenses of Money Market and the quality, maturity and type of instruments held in the portfolio of Money Market. Yield information may be useful in reviewing Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by NEF, MetLife, General American, Security First Group or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of Money Market may be for any specified period in the future.

For the seven day period ending December 31, 1999, Money Market had a yield of 5.47% and an effective yield of 5.62%.

     Calculation of Total Return. Total return is a measure of the change in
     ---------------------------
value of an investment in a Series over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Series rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

     The formula for total return used by a Series includes three steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in a Series all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by NEIM. Total return would be lower for these Series if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Series should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

Performance Comparisons
-----------------------

     Total Return. Each Series may, from time to time, include its total return
     ------------
in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Series may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Series is based on the Series' past performance and is not intended to indicate future performance.

     Total return may also be used to compare the performance of a Series against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Lehman Government/Corporate Bond Index, the Lehman Intermediate Government/Corporate Bond Index, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the Russell 2000 Index, the Russell 1000 Index, the Russell Mid Cap Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

     The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

     The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     The S&P/BARRA Growth Index is an unmanaged index of more than 150 large capitalization stocks that have high historical earnings growth and predicted above average earnings growth. The S&P/BARRA Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. Both the S&P/BARRA Growth Index and the S&P/BARRA Value Index are compiled by BARRA.

     The Lipper International Fund Index is an index of 30 international funds which are determined to reflect the general movement of the entire universe of international funds tracked by Lipper Analytical Services.

     The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

     The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

     The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products International Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

     The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

     The Russell 2000 Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $526.4 million as of its last reconstitution date, June 30, 1999. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

     The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 1999, the average market capitalization of companies in the Russell Midcap Index was $12.1 billion. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

     The Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

     From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)

                          EXPENSE DEFERRALS AND LIMITS

VOLUNTARY EXPENSE AGREEMENT

     Pursuant to the voluntary expense agreement relating to Small Cap, NEIM bears all the operating expenses (does not include amortization of expenses, brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. NEIM may terminate this expense agreement at any time without notice to or consent of shareholders of the Series.

EXPENSE DEFERRAL ARRANGEMENT

      Pursuant to an expense deferral arrangement relating to the International Equity, Mid Cap Value, U.S. Government, Investors and Research Managers Series, NEIM has agreed to pay the operating expenses (does not include amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Series' then-current fiscal year, which limits vary from Series to Series, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when a Series' expenses fall below the stated expense limit that pertains to that Series; such deferred expenses may be charged to a Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the Series' stated expense limit; provided, however, that no Series is obligated to repay any expense paid by NEIM more than two years (three in the case of Investors Series and Research Managers Series) after the end of the fiscal year in which such expense was incurred. The expense deferral arrangements can be prospectively discontinued by NEIM but any expenses that were deferred while a Series' expense limit was in place can never be charged to that Series unless that Series' expenses fall below the limit within the prescribed time period. The expense limits (annual rates as a percentage of each Series' net average daily net assets) are as follows:

SERIES                              DEFERRAL ARRANGEMENT EXPENSE LIMIT
---------------------------------   -------------------------------------
International Equity                1.30%
Mid Cap Value                       0.90%
U.S. Government                     0.70%
Investors                           0.90%
Research Managers                   0.90%


ADDITIONAL INFORMATION ABOUT EXPENSES

      Each Series pays all expenses not borne by its adviser or subadviser or New England Securities, including, but not limited to, the charges and expenses of each Series' custodian, independent auditors and legal counsel for the Fund and its independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, and the compensation of trustees of the Fund who are not directors, officers or employees of NEF or its affiliates, other than affiliated registered investment companies.

      The table below sets forth the total expenses incurred by each Series during the year ended December 31, 1999 and what the Series' expenses would have been without the voluntary expense agreement or expense deferral arrangement for the same period.



                                                                       TOTAL OPERATING EXPENSES
                                                                       (AS A PERCENTAGE OF AVERAGE DAILY
                            TOTAL OPERATING EXPENSES                   NET ASSETS) WITHOUT VOLUNTARY
SERIES                      (AS OF A PERCENTAGE OF AVERAGE DAILY       EXPENSE AGREEMENT OR EXPENSE
                            NET ASSETS) FOR THE YEAR ENDED             DEFERRAL ARRANGEMENT FOR THE YEAR
                            DECEMBER 31, 1999                          ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Small Cap                            1.00%                                         1.10%
International Equity                 1.30%                                         1.30%(a)
Mid Cap Value                        0.88%                                           *
U.S. Government                      0.70%                                         0.72%
Investors                            0.90%(b)                                      2.03%(b)
Research Managers                    0.90%(b)                                      2.03%(b)


         (a) Subject to expense deferral arrangement, deferred operating expenses were .001% of average daily net assets. (b) Computed on an annualized basis.

         *Voluntary expense agreement or expense deferral agreement had no effect for the period presented.

         These expense figures do not include portfolio brokerage commissions, which are not deducted from the Series' assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                              TRUSTEES AND OFFICERS

      The Fund's Board of Trustees supervises the affairs of the Fund as conducted by the Series' advisers and subadvisers. Pursuant to separate advisory agreements, and subject in each case to the supervision of the Fund's Board of Trustees, NEIM is the investment adviser of each of the Series except Capital Growth, for which CGM serves as investment adviser.

Trustees and officers of the Fund (ages in parentheses) and their principal occupations during the past five years or more are as follows:

NANCY HAWTHORNE (49) -- Trustee; 60 Hyslop Road, Brookline, MA 02146; formerly,
                        -------
       Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); Executive Vice President, Enterprise Transformation MediaOne, Inc.(a cable television company); Director, Perini Corporation (construction); Director, Avid Technologies (computer software company); Director, CGU (property and casualty insurance company).

DALE ROGERS MARSHALL (63) -- Trustee; 26 East Main Street, Norton, MA 02766;
                             -------
       President, Wheaton College; formerly, Academic Dean, Wellesley College.

JOHN J. ARENA (62) -- Trustee; 330 Beacon Street, Boston, MA 02116; Retired;
                      -------
       formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and President of Bay Banks Investment Management.

JOHN W. FLYNN (60) -- Trustee; 791 Main Street, Warren, RI 02885; Retired;
                      -------
       formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group.

JOHN T. LUDES (63) -- Trustee; 57 Water Street, Marion, MA 02738; Retired;
                      -------
       formerly, Vice Chairman, President and Chief Operating Officer, American Brands (global conglomerate); formerly, President and CEO, Acushnet Company.

EDWARD A. BENJAMIN* (61) -- Trustee; 71 Sierra Rosa Loop, Santa Fe, NM 87501;
                            -------
       Retired; formerly, Partner, Ropes & Gray (law firm); Director, Precision Optics Corporation (optics manufacturer).

MARY ANN BROWN* (47) -- Trustee; President, New England Products and Services,
                        -------
       New England Financial; Head of Individual Business Product Management, Metlife Financial Services; formerly, President and Chief Executive officer, Atlantic International Reinsurance Company; formerly, Director, Swiss Reinsurance Company; formerly, Principal, Tillinghast/Towers Perrin (consulting).

ANNE M. GOGGIN* (51) -- Chairman of the Board, Senior Vice President and
                        ------------------------------------------------
       Trustee; Senior Vice President and Associate General Counsel, NEF;
       -------
       Chairman, President and Chief Executive Officer, NEIM.

JOHN F. GUTHRIE (56) -- Senior Vice President; Vice President, NEF; Senior
                        ---------------------
       Vice President, NEIM.

ALAN C. LELAND (47) -- Senior Vice President; Senior Vice President, NEF;
                       ---------------------
       Chief Financial Officer, NEIM.

PETER DUFFY (44) -- Treasurer; Second Vice President, NEF; Senior Vice
                    ---------
       President, NEIM, since December 1998; formerly, Senior Vice President, New England Funds, L.P.

THOMAS M. LENZ (41) -- Secretary; Counsel, NEF; Secretary, Clerk and General
                       ---------
       Counsel, NEIM (since December 1998); formerly, Vice President, State Street Bank and Trust Company from 1996 until December 1998; Senior Vice President U.S./Offshore Product Development and Associate General Counsel, Signature Financial Group, Inc. prior to 1996.

* Denotes trustee who is an "interested person" (as defined in 1940 Act) of the Fund. Edward A. Benjamin is currently an "interested person" of the Fund due to his former position as counsel to the Fund. He is expected to cease to be considered such an "interested person" on January 1, 2001.

     Messrs. Arena and Flynn and Ms. Goggin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is authorized to exercise broad decision-making responsibility on behalf of the Fund's Board of Trustees with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

     Previous positions during the past five years with NEF or its predecessor, New England Mutual Life Insurance Company, New England Funds, L.P. or New England Securities Corporation ("NES") are omitted, if not materially different. The Fund's trustees also serve as managers of New England Variable Annuity Fund I ("NEVA"), for which NES acts as a principal underwriter and CGM acts as investment adviser.

     The address of each trustee and officer of the Fund affiliated with NEF is New England Financial, 501 Boylston Street, Boston, Massachusetts 02116.

     The officers and trustees of the Fund who are affiliates of CGM, NEIM, any subadviser of the Fund or NES receive no compensation from the Fund, for their services in such capacities, although they may receive compensation from NEF or NEIM for services rendered in other capacities.

Trustees Fees
-------------

     The Fund pays no compensation to its officers or to its trustees who are directors, officers, or employees of NEF and/or NEIM.

     Each trustee who is not an interested person of the Fund (and Mr. Benjamin) receives for serving as Trustee of the Fund and on the Board of Managers of NEVA a retainer fee at an annual rate of $20,000, and meeting attendance fees of $2,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. The compensation is allocated among the Series and NEVA based on a formula that takes into account, among other factors, the assets of each Series and NEVA.


     During the fiscal year ended December 31, 1999, the persons who were then trustees of the Fund received the amounts set forth below for serving as a trustee of the Fund and for also serving on the Board of Managers of NEVA.

                          Aggregate Compensation     Total Compensation from the
                              from the Fund                 Fund and NEVA
Name of Trustee                in 1999($)                    in 1999($)
---------------                ----------                    ----------
Nancy Hawthorne                  36,067                        37,500
Joseph M. Hinchey (a)            35,339                        36,500
Robert B. Kittredge (a)          36,067                        37,500
Dale Rogers Marshall             36,067                        37,500
John J. Arena                    41,975                        43,500
John W. Flynn                    34,720                        36,000
John T. Ludes                    33,734                        35,000
Edward A. Benjamin                7,284                         7,500

 ----------------

        (a) Retired from service as a trustee of the Fund effective December 31, 1999.

     The Fund provides no pension or retirement benefits to trustees, but has adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

     At March 31, 2000, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Series.

                              ADVISORY ARRANGEMENTS

     Advisory Structure. Pursuant to separate advisory agreements, each dated
     ------------------
August 30, 1996 (May 1, 1997 in the case of International Equity; May 1, 1998 in the case of Mid Cap Value; April 28, 1999 in the case of Investors and Research Managers; and January 1, 2000 in the case of Small Cap, Growth and Income, Bond Income and Money Market), NEIM has agreed to manage the investment and reinvestment of assets of each Series other than Capital Growth. NEIM has delegated certain of these responsibilities, including responsibility for determining what investments such Series should purchase, hold or sell and directing all trading for the Series' account, for each of the Series to subadvisers under subadvisory agreements described below. Pursuant to an advisory agreement dated August 30, 1996, CGM has agreed to manage the investment and reinvestment of the assets of Capital Growth.

     In each case, advisory services are provided subject to the supervision and control of the Fund's trustees. Each advisory agreement also provides that the relevant investment adviser will furnish or pay the expenses of the applicable Series for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. CGM, in the case of Capital Growth, has subcontracted with NEIM to provide such services to that Series at no extra cost to the Series.

     NEIM (formerly named TNE Advisers, Inc.) is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of NEF, which in turn is a wholly owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, which is wholly-owned by MetLife, Inc., a publicly traded company. NEIM oversees, evaluates and monitors the subadvisers' provision of investment advisory services to all of the Series (except Capital Growth) and provides general business management and administration to all of the Series (except Capital Growth).

     Subject to the supervision of NEIM, each subadviser, pursuant to Subadvisory Agreements dated August 30, 1996 (December 16, 1996 in the case of the Davis Venture Value Series, May 31, 1997 in the case of the Morgan Stanley International Magnum Equity Series, November 28, 1997 in the case of the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U. S. Government Series, April 28, 1999 in the case of Investors and Research Managers Series and May 1, 2000 in the case of the Harris Oakmark Mid Cap Value Series and the Balanced Series), manages the assets of its Series in accordance with that Series' investment objective and policies, makes investment decisions for that Series and employs professional advisers and securities analysts who provide research services to that Series. The Series pay no direct fees to any of the subadvisers.

     Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of Nvest Holdings, Inc. which in turn is a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns the entire limited partnership interest in Back Bay Advisors. Nvest Companies managing general partner, Nvest Corporation, is a wholly owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly owned subsidiary of MetLife. MetLife owns approximately 48% of the outstanding limited partnership interest in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. Nvest Companies' 18 principal subsidiary or affiliated asset management firms, collectively, had more than $133 billion of assets under management as of December 31, 1999. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of NEF and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $5 billion in total assets; it is subadviser to the Managed, Bond Income and Money Market Series.

     Loomis Sayles, subadviser to Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Series' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include other registered investment companies and some accounts of NEF and its affiliates ("New England Accounts"). Loomis Sayles is a limited partnership whose sole general partner is Loomis, Sayles & Company, Incorporated is a wholly owned subsidiary of Nvest Holdings, Inc. Nvest Companies owns the entire limited partnership interest in Loomis Sayles.

     Wellington Management, subadviser to Balanced, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 1999, Wellington Management had over $235 billion in total assets under management. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     MSAM, subadviser to International Equity, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a preeminent financial services firm that maintains leading market positions in each of its three primary businesses
- securities, asset management and credit services. MSAM serves as adviser to numerous open-end and closed-end investment companies.

     Fred Alger Management, Inc. ("Alger Management"), provides investment management services to mutual funds and to other institutions and individuals; it is subadviser to the Equity Growth. Alger Management is a wholly-owned subsidiary of Fred Alger Company, Inc., which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred
M. Alger III and his brother, David D. Alger are majority owners of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     CGM is a limited partnership whose general partner, Kenbob, Inc., is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, both employees of CGM. In addition to advising Capital Growth, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, NEVA and Nvest Growth Fund of the Nvest Funds. CGM also provides investment advice to other institutional and individual clients.

     Westpeak Investment Advisors, L.P. ("Westpeak") is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of Nvest Holdings, Inc. Nvest Companies owns the entire limited partnership interest in Westpeak. Organized in 1991, Westpeak provides investment management services to mutual fund and other institutional clients, including accounts of MetLife and its affiliates; it is subadviser to Growth and Income and Stock Index.

     Davis Selected Advisers, L.P. ("Davis Selected") provides investment advisory services for mutual funds and other clients; it is subadviser to Venture Value. Venture Advisers, Inc., the general partner of Davis Selected, is controlled by Shelby M.C. Davis, President of Davis Selected. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

     Salomon Brothers Asset Management Inc ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to the U.S. Government Series and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Strategic Bond.

     SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended. As of February 28, 1999, SBAM and its worldwide affiliates managed approximately $28.7 billion of assets. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Travelers Group, Inc.
("Travelers")

     SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Series. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is a wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Travelers. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich,

Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended.

     Harris is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"), whose directors are David G. Herro, Robert M. Levy, Roxanne M. Martino, Victor A. Morgenstern, Anita M. Nagler, William C. Nygren, Neal Litvack, Robert J. Sanborn and Peter S. Voss. Mr. Levy is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of Nvest. Nvest owns all of the limited partnership interests in Harris Associates.

     MFS, subadviser to the Investors and Research Managers Series, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

     Advisory Fees. Each Series pays its adviser compensation at the annual
     -------------
percentage rates of the corresponding levels of that Series' average daily net asset values, subject to any fee reductions or deferrals as described under "Expense Deferral and Limits."


                                                            Annual          Average Daily Net
Series                                                  Percentage Rate     Asset Value Levels
------                                                  ---------------     ------------------
  Small Cap                                                  0.90%          the first $500 million
                                                             0.85%          amounts in excess of $500 million

  International Equity (a)                                   0.90%          all assets

  Equity Growth                                              0.75%          all assets

  Capital Growth (b)                                         0.70%          the first $200 million
                                                             0.65%          the next $300 million
                                                             0.60%          the next $1.5 billion
                                                             0.55%          amounts in excess of $2 billion

  Mid Cap Value (c)                                          0.75%          all assets



  Venture Value                                              0.75%          all assets

  Growth and Income (d)                                      0.70%          the first $200 million
                                                             0.65%          the next $1.3 billion
                                                             0.60%          amounts in excess of $1.5billion

  Stock Index                                                0.25%          all assets



  Balanced Series (e)                                        0.70%          the first $200 million
                                                             0.675%         amounts in excess of $200 million

  Managed Series                                             0.50%          all assets

  Strategic Bond                                             0.65%          all assets

  Bond Income (f)                                            0.40%          the first $1 billion
                                                             0.35%          the next $1 billion
                                                             0.30%          the next $1 billion
                                                             0.25%          amounts in excess of $3 billion

  U.S. Government Series                                     0.55%          all assets

  Money Market (g)                                           0.35%          the first $1 billion
                                                             0.30%          the next $1 billion
                                                             0.25%          amounts in excess of $2 billion

  Investors                                                  0.75%          all assets

  Research Managers                                          0.75%          all assets



(a) Prior to January 1, 2000, the advisory fee payable by Small Cap Series was at the annual rate of 1.00% of the Series' average daily net assets.

(b) Prior to June 18, 1998, the advisory fee payable by Capital Growth Series was at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(c) Prior to May 1, 1998 the advisory fee payable by Mid Cap Value was at the annual rate of 0.70% of the first $200 million of the Series' average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(d) Prior to January 1, 2000, the advisory fee payable by Growth and Income Series was at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(e) Prior to May 1, 2000, the advisory fee payable by Balanced Series was at the annual rate of 0.70% of the Series average daily net assets.

(f) Prior to January 1, 2000, the advisory fee payable by Bond Income Series was at the annual rate of 0.40% of the first $400 million of the Series' average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(g) Prior to January 1, 2000, the advisory fee payable by Money Market Series was at the annual rate of 0.35% of the first $500 million of the Series' average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.


     SUBADVISORY FEES. NEIM pays each sub-adviser at the following rates for providing subadvisory services to the following Series:

                                      Annual Percentage Rates Paid             Average Daily Net Asset
Series                                 by NEIM to the Subadvisers                   Value Levels
------                                 --------------------------                   ------------
Small Cap                                        0.55%                   of the first $25 million
                                                 0.50%                   of the next $75 million
                                                 0.45%                   of the next $100 million
                                                 0.40%                   of amounts in excess of $200 million

International Equity *                           0.75%                   of the first $30 million
                                                 0.60%                   of the next $40 million
                                                 0.45%                   of the next $30 million
                                                 0.40%                   of amounts in excess of $100 million

Equity Growth                                    0.45%                   of the first $100 million
                                                 0.40%                   of the next $400 million
                                                 0.35%                   of amounts in excess of $500 million

Mid Cap Value**                                  0.45%                   of the first $100 million
                                                 0.40%                   of the next $400 million
                                                 0.35%                   of amounts in excess of $500 million




Venture Value                                    0.45%                   of the first $100 million
                                                 0.40%                   of the next $400 million
                                                 0.35%                   of amounts in excess of $500 million

Growth and Income                                0.50%                   of the first $25 million
                                                 0.40%                   of the next $75 million
                                                 0.35%                   of the next $100 million
                                                 0.30%                   of amounts in excess of $200 million

Stock Index                                      0.10%                   of all assets



Balanced Series***                               0.325%                  of the first $100 million
                                                 0.275%                  of the next $100 million
                                                 0.25%                   of amounts in excess of $200 million

Managed Series                                   0.25%                   of the first $50 million
                                                 0.20%                   of amounts in excess of $50 million

Strategic Bond                                   0.35%                   of the first $50 million
                                                 0.30%                   of the next $150 million
                                                 0.25%                   of the next $300 million
                                                 0.20%                   of amounts in excess of $500 million

Bond Income                                      0.25%                   of the first $50 million
                                                 0.20%                   of the next $200 million
                                                 0.15%                   of amounts in excess of $250 million

 U.S. Government Series                          0.225%                  of the first $200 million
                                                 0.150%                  of the next $300 million
                                                 0.100%                  of amounts in excess of $500 million
Money Market
                                                 0.15%                   of the first $100 million
                                                 0.10%                   of amounts in excess of $100 million

Investors                                        0.40%                   of the first $150 million
                                                 0.375%
                                                 0.350%                  of amounts in excess of $300 million

Research Managers                                0.40%                   of the first $150 million
                                                 0.375%                  of the next $150 million
                                                 0.350%                  of amounts in excess of $300 million


*Prior to May 1, 1997 the subadviser of International Equity was Draycott Partners Ltd. and the subadvisory fee rate payable for the Series was 0.75% of the first $10 million of the Series' average net assets, .60% of the next $40 million of such assets, 0.45% of such assets in excess of $50 million.



**From May 1, 1998 to April 30, 2000, the subadviser of Mid Cap Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of Mid Cap Value was Loomis Sayles, and the subadvisory fee rate payable for the Series was 0.50% of the first $25 million of average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

***Prior to May 1, 2000, the subadviser of Balanced was Loomis Sayles, and the subadvisory fee rate payable for the Series was 0.50% of the first $25 million of average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.

     In connection with SBAM's service as subadviser to Strategic Bond, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond Opportunities Series. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Series.

    In connection with Davis Selected's service as subadviser to Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

     For the fiscal years ended December 31, 1997, 1998, and 1999 each Series (except Capital Growth) paid the following amounts in advisory fees to NEIM.

                                      Amount Paid to NEIM ($)
                                    --------------------------
Series                                1997               1998            1999
------                                ----               ----            ----
Small Cap                           1,404,831        2,178,725         2,368,856
International Equity                  422,850          566,848           691,945
Equity Growth                       1,246,269        2,115,106         4,418,196
Mid Cap Value                         711,667          859,331           834,843
Venture Value                       1,425,245        2,706,162         4,032,970
Growth and Income                     808,891        1,462,154         2,410,327
 Stock Index                          261,396          381,940           560,987
Balanced Series                       607,641        1,144,390         1,386,037
Managed Series                        878,632        1,003,695         1,083,736
Strategic Bond                        353,611          560,007           618,506
Bond Income                           747,372          917,376         1,121,515
U.S. Government Series                 92,762          169,287           270,607
Money Market                          405,959          463,281           796,250



  For the fiscal years ended December 31, 1997, 1998 and 1999, Capital Growth paid CGM a total of $8,434,722, $10,272,927, and $11,792,608, respectively, in advisory fees.

  NEIM may pay a significant amount of its profits to insurance companies (or their affiliates), which invest in the Fund, as fees in consideration of the administrative services and beneficial owner services provided by such insurance companies to their customers.

  Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the trustees of the Fund or by vote of a majority of the outstanding voting securities of the applicable Series and (ii) by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Except in the case of the Strategic Bond, U.S. Government, Balanced, Equity Growth, Investors Series, and Research Managers Series, any amendment to any advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Series and by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Each agreement may be terminated without penalty by the trustees or by the shareholders of the applicable Series, upon sixty days' written notice, or by the applicable Series' investment adviser, upon ninety days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser. Each advisory agreement will automatically terminate if the Fund shall at any time be required by New England Securities to eliminate all reference to the words "New England" in its name, unless the continuance of such agreement after such change of name is approved by a majority of the outstanding voting securities of the applicable Series and by a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser.

  Each advisory agreement provides that if the total ordinary business expenses of a particular Series for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Series are qualified for sale, the applicable Series' investment adviser shall pay such excess. Each advisory agreement provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Series or of the Fund, taken as a whole, to qualify as a regulated investment company under the Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

  Each advisory and subadvisory agreement provides that the relevant investment adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In addition, the subadvisory agreements between NEIM and Harris and NEIM and Wellington provide that Harris or Wellington, as the case may be, shall be liable for violations of law.

  Certain officers and employees of subadvisers or CGM have responsibility for portfolio management of other advisory accounts and clients (including other Series of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Series may invest. Where the subadviser or CGM determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

  Where advisory accounts have competing interests in a limited investment opportunity, a subadviser or CGM will allocate an investment purchase opportunity based on the relative time that competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time that the competing accounts have had investments available for sale. It is each subadviser's or CGM's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

  It is believed that the ability of a Series to participate in larger volume transactions in this manner will in some cases produce better executions for the Series. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold. The trustees of the Fund are of the view that the benefits to the respective Series of retaining each subadviser or CGM outweigh the disadvantages, if any, that might result from participating in such transactions.

                             DISTRIBUTION AGREEMENT

  Under an agreement with the Fund, New England Securities, a Massachusetts corporation, serves as the general distributor of shares of each Series, which are sold at net asset value without any sales charge. The offering of each Series' shares is continuous. Shares are offered for sale only to certain insurance company separate accounts. New England Securities receives no compensation from the Fund or purchasers of Fund shares for acting as distributor. The agreement does not obligate New England Securities to sell a specific number of shares. New England Securities is an indirect wholly-owned subsidiary of NEF.

  New England Securities controls the words "New England" in the Fund's name and if it should cease to be the Fund's distributor, the Fund may be required to change its name and delete these words. New England Securities also acts as general distributor for New England Retirement Investment Account, NEVA, The New England Variable Account, New England Variable Annuity Separate Account and New England Variable Life Separate Account.

                                 OTHER SERVICES

  Custodial Arrangements. State Street Bank and Trust Company ("State Street
  ----------------------
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Series and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Series. Upon instruction, State Street Bank receives and delivers cash and securities of the Series in connection with Series transactions and collects all dividends and other distributions made with respect to Series portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each Series on a daily basis.

  Independent Accountants. The Fund's independent accountants are Deloitte &
  -----------------------
Touche LLP. Deloitte & Touche LLP conducts an annual audit of each Series, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. A table of selected per share data and ratios for each of the Series appears in the Prospectus. Prior to January 1, 1997 PricewaterhouseCoopers L.L.P. acted as the Fund's independent accountants, and the financial highlights included in the Prospectus are included in reliance on the reports of PricewaterhouseCoopers L.L.P. for the years prior to 1997.

  CGM Service Agreement. Under a service agreement between New England Funds,
  ---------------------
L.P. and CGM, CGM paid Nvest Services Co., Inc. (formerly, New England Funds, L.P.) ("Nvest Services") $1,061,801 and $704,558, respectively, for the Fund's fiscal years ended December 31, 1997 and 1998, and paid NEIM $704,705 for the Fund's fiscal year ended December, 31 1998, relating to Capital Growth. As of January 1, 1999, CGM and Nvest Services terminated their service agreement, and CGM and NEIM entered a new service agreement under which NEIM provides certain administrative services to CGM. Under that new service agreement, CGM paid NEIM $1,675,615 for the Fund's fiscal year ended December 31, 1999.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment advisers or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment advisers or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment advisers or subadvisers. The services may also be used by the investment advisers or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Certain Portfolio Transactions of Balanced, Managed, Bond Income, Strategic
---------------------------------------------------------------------------
Bond, U.S. Government and Money Market Series
---------------------------------------------

     It is expected that the portfolio transactions of Balanced, Managed, Bond Income, Strategic Bond, U.S. Government, and Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

     Portfolio turnover for the fiscal years ended December 31, 1997, 1998 and 1999 was 40%, 82% and 77%, respectively, for Bond Income; 65%, 25% and 49% respectively, for Managed; 60%, 72%, and 63% respectively, for Balanced; 258%, 283% and 224%, respectively, for Strategic Bond; and 572%, 496% and 530%, respectively, for U.S. Government.


Capital Growth, Stock Index, Managed, International Equity, Venture Value,
--------------------------------------------------------------------------
Equity Growth, Mid Cap Value, Growth and Income, Small Cap, Balanced, Investors
-------------------------------------------------------------------------------
and Research Managers (Common Stock Transactions)
-------------------------------------------------

     In placing orders for the purchase and sale of portfolio securities, CGM, in the case of Capital Growth Series, Harris, in the case of the Mid Cap Value Series, Loomis Sayles, in the case of the Small Cap Series, Wellington Management, in the case of the Balanced Series, Back Bay Advisors, in the case of investments in common stocks by the Managed Series, MSAM, in the case of the International Equity Series, Davis Selected, in the case of the Venture Value Series, Alger Management, in the case of Equity Growth and MFS, in the case of the Investors and Research Managers Series, each selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Series' advisers or subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     A subadviser or CGM may cause a Series it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Series in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser or CGM must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's or CGM's overall responsibilities to the Fund and its other clients. A subadviser's or CGM's authority to cause a Series it manages to pay such greater commissions is also subject to such policies as the trustees of the Fund may adopt from time to time.

     For the fiscal years ending December 31, 1997, 1998 and 1999, Capital Growth paid brokerage commissions of $4,245,443, $6,104,694 and $8,032,383, respectively; Stock Index paid brokerage commissions of $12,015, $18,326 and $23,478, respectively; the Managed Series paid brokerage commissions of $31,499, $22,789 and $39,559, respectively; International Equity paid brokerage commissions of $146,747, $163,946 and $213,177, respectively; Venture Value paid brokerage commissions of $148,966, $280,522 and $365,429, respectively; Equity Growth paid brokerage commissions of $489,199, $694,292 and $1,183,662, respectively; Mid Cap Value paid brokerage commissions of $74,700, $371,572 and $531,030, respectively; Growth and Income paid brokerage commissions of $163,690, $323,816 and $512,659, respectively; Small Cap paid brokerage commissions of $394,066, $711,187 and $643,676, respectively; and the Balanced Series paid brokerage commissions of $115,075, $225,014 and $224,823, respectively. For the fiscal period April 30, 1999 through December 31, 1999, the Investors Series paid brokerage commissions of $8,022 and the Research Managers Series paid brokerage commissions of $9,202.

     For the fiscal year ending December 31, 1999, the following series paid commissions to brokers because of research services provided: Capital Growth paid $1,096,820, based on related transactions of $979,418,164; Growth and Income paid $112,978, based on related transactions of $121,364,271; Stock Index paid $780, based on related transactions of $700,991; Small Cap paid $27,326, based on related transactions of $12,188,281; Balanced paid $149,234, based on related transactions of $114,559,162; Venture Value paid $8,796, based on related transactions of $8,116,982; Mid Cap Value paid $59,725; and International Equity paid $211,219.

Affiliated Brokerage
--------------------

     A Series may pay brokerage commissions to an affiliated broker for acting as the respective Series' agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. Equity Growth paid $489,199, $694,292 and $1,183,662 in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker, for the fiscal years ended December 31, 1997, 1998 and 1999, respectively. The amount paid by Equity Growth represents approximately all of that Series' aggregate brokerage commissions for the years ended December 31, 1997, 1998 and 1999. For the fiscal years ending December 31, 1997, 1998 and 1999, Venture Value paid a total of $54,840, $40,044 and $0, respectively, in brokerage commissions to Shelby Cullom Davis & Co., L.P., an affiliated broker. This amount represents 36%, 14% and 0%, respectively, of such Series aggregate brokerage commissions for such fiscal years. For the fiscal years ended December 31, 1997, 1998 and 1999, International Equity paid a total of $2,395, $1,539 and $819, respectively, in brokerage commissions to Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. Limited, Morgan Stanley Securities Limited and Dean Witter Reynolds Inc., each an affiliated broker, representing 1.6%, 0.9% and 0.38%, respectively, of the total brokerage commissions paid by such Series during such fiscal years. Mid Cap Value paid no brokerage commissions to affiliates for the year ended December 31, 1997. For the years ended December 31, 1998 and 1999, Mid Cap Value paid $20,815 and $17,056, respectively, in brokerage commissions to Goldman, Sachs & Co., an affiliated broker of the former subadviser to Mid Cap Value, Goldman Sachs Asset Management, which represents 2.7% and 3.21%, respectively, of the total brokerage commissions paid by such Series during such fiscal years.

                                 CODE OF ETHICS


    The Fund, NEIM, CGM, the subadvisers, and New England Securities have each adopted a Code of Ethics which establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Series of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND

     The Fund is an open-end management investment company registered under the 1940 Act and was organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 16, 1986, as amended. Each Series is classified under the 1940 Act as diversified except Harris Oakmark Mid Cap Value Series, which is non-diversified. On February 27, 1987, the Fund succeeded to the operations of The New England Zenith Fund, Inc., a Massachusetts corporation incorporated on January 7, 1983 as NEL Series Fund, Inc. On November 1, 1985, the name of that corporation was changed to Zenith Fund, Inc. and on July 17, 1986 it was changed again to The New England Zenith Fund, Inc. Capital Growth, Bond Income and Money Market all commenced investment operations in 1983. Stock Index commenced operations on March 30, 1987. The Managed Series commenced investment operations on May 1, 1987. Harris Oakmark Mid Cap Value (prior to May 1, 1998, known as Loomis Sayles Avanti Growth Series, and from May 1, 1998 to April 30, 2000, known as Goldman Sachs Midcap Value Series) and Growth and Income (prior to August 30, 1996 the Series was named Westpeak Value Growth Series) commenced investment operations in April 1993. Small Cap commenced investment operations on May 1, 1994. Equity Growth, International Equity (prior to May 1, 1997 the Series was named the Draycott International Equity Series), Venture Value, Balanced Series (prior to May 1, 2000, known as the Loomis Sayles Balanced Series), Strategic Bond and the U.S. Government Series commenced investment operations on October 31, 1994.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each of the Series. Interests in the Fund portfolios described in the Prospectus and in this Statement of Additional Information are represented by shares of such Series. Each share of a Series represents an equal proportionate interest in such Series with each other share and is entitled to a proportionate interest in the dividends and distributions from such Series. The shares of the Series do not have any preemptive rights. Upon liquidation of any Series, whether pursuant to liquidation of the Fund or otherwise, shareholders of such Series are entitled to share pro rata in the net assets of such Series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Fund or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     The Declaration of Trust provides for the perpetual existence of the Fund. The Fund or any Series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Series affected. The Declaration of Trust further provides that the Trustees may terminate the Fund or any Series upon written notice to the shareholders thereof.

     The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of the Series. The underlying assets of each Series are segregated and are charged with the expenses in respect of that Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series are allocated by or under the direction of the Trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Funds are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series.

     As of March 31, 2000, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife and/or NEF, and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of General American, Security First Group (or any affiliate of any such company). Therefore, as of March 31, 2000, MetLife and NEF were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NEF (as well as General American, SFG Group or any other affiliated or unaffiliated insurance company) are each required to vote their Fund shares that are held in a registered separate account (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that each such insurance company is required to vote any shares held in its general account (or in any unregistered separate account for which voting privileges were not extended) in the same proportion as all other Fund shares are voted (including all insurance companies, taken together, as record owners). Each such insurance company currently intends to vote their shares in a manner consistent with this view.

Voting Rights
-------------

     Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote its shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts registered with the SEC (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted in the same proportion as the aggregate (all insurance company record owners taken together) of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders and (ii) if there is a vacancy on the Board of Trustees, unless, after filling such vacancy, at least two-thirds of the trustees holding office will have been elected by the shareholders, such vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.


                                      TAXES

     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

     Each of the Series intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. A Series that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. Series investing in foreign securities, however, may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

     A number of technical rules are prescribed for computing net investment income and net capital gains. For example, a Series is generally treated as certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

     In order to qualify as a RIC under the Code, in addition to satisfying the distribution requirement described above, each Series must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Series' taxable year, (i) at least 50% of the market value of the Series' assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Series' total assets; and
(ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses.

     If a Series fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Series' current and accumulated earnings and profits.

     In addition to qualifying under Subchapter M by meeting the requirements described above, each Series intends to meet the diversification requirements of Subchapter L of the Code so that non-qualified variable annuity contracts funded by each Series will not fail to qualify as annuities for tax purposes. In general, for a Series to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulation 1.817-5 requires that, as of the end of each fiscal quarter, no more than 55% of the total value of the assets of the Series be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. In the context of shares of registered investment companies, each series, fund or portfolio is treated as a separate issuer.

     Notwithstanding the distribution requirement described above, which only requires a Series to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a RIC is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Series believes that it is not subject to the excise tax, , each Series intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Series' shareholders.

     Dividends declared by each Series in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Series and received by the shareholders on December 31 of that year if paid by the Series at any time during the following January.

                                 TRANSFER AGENT

      The transfer agent and the dividend paying agent for the Fund, NEF, located 501 Boylston Street, Boston, Massachusetts 02116, receives no remuneration from the Fund in connection with its services as such.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for indemnification out of the relevant Series' property for all loss and expense of any shareholder held personally liable for the obligations of the Series in which the shareholder owns shares. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Series itself would be unable to meet its obligations. For purposes of such liability, the Fund's shareholders are the separate accounts investing directly in the Fund and not the owners of variable life insurance or variable annuity contracts or purchasers of other insurance products.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Fund provide for indemnification by the Fund of the trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund and the related reports of independent accountants included in the Fund's annual report for the year ended December 31, 1999 are incorporated herein by reference to the Fund's Annual Report as filed with the Securities and Exchange Commission on February 29, 2000.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

                                       Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                       Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they
                                                                      ----
are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.

     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     (3) There is a lack of essential data pertaining to the issue or issuer.

     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

-----------------
Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

STANDARD & POOR'S RATINGS GROUP

                                       AAA
This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA
Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A
Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC
Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C
The rating C is reserved for income bonds on which no interest is being paid.

                                        D
Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DUFF & PHELPS CREDIT RATING CO.

                                       AAA

Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-

High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-

Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-

Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-

Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-

Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC
Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

                                       A-1
Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2
Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

                                       P-1
The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2
Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

         Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, NEIM, CGM and any subadviser. Reference also may be made to other Funds sponsored by CGM or any subadviser.

         Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities:

-- Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Series.

-- Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

-- Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

-- Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

-- The corporate histories, founding dates and names of founders of the entities.

--   Awards, honors and recognition given to the firms.

--   The names of those with ownership interest and the percentage of ownership.

-- The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

-- Current capitalization, levels of profitability and other financial and statistical information.

-- Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

-- The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

--   Current and historical statistics about:

     -total dollar amount of assets managed -NEIM assets managed in total and/or by Series
     -Asset managed by CGM in total and/or by Series
     -the growth of assets
     -asset types managed -number and location of offices
     -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
     -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

-- The general and specific strategies applied by the advisers in the management of the New England Zenith Fund's portfolios including, but not limited to:

     -the pursuit of growth, value, income oriented, risk management or other strategies
     -the manner and degree to which the strategy is pursued
     -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
     -the types and characteristics of investments sought and specific portfolio holdings
     -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by subadvisers to the management process
     -the disciplines it employs and goals and benchmarks that it establishes in management
     -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis

     -- Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series and other funds managed by the Series' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

         In addition, communications and materials developed by NEF or its affiliates may make reference to any of the above information about Nvest Companies and its affiliates.

         New England Securities Corporation, an indirect subsidiary of NEF, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies-affiliated fund groups including, but not limited to: Nvest, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

         Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

         Advertising may include all of the top portfolio holdings of a Series or sector or industry breakdowns.

         References to the Series may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

-- Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

-- Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

-- Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

-past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
-information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
-current and prospective ERISA regulation and requirements.

-- Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

-increased employee retention
-reinforcement or creation of morale
-deductibility of contributions for participants -deductibility of expenses for employers -tax deferred growth, including illustrations and charts -loan features and exchanges among accounts
-educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

-- Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

-the significant economies of scale experienced by mutual fund companies in the
     401(k) and retirement benefits arena
-broad choice of investment options and competitive fees
-plan sponsor and participant statements and notices
-the plan prototype, summary descriptions and board resolutions
-plan design and customized proposals
-trusteeship, record keeping and administration
-the services of State Street Bank, including, but not limited to, trustee services and tax reporting
-the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
-the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

-- Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

-access to expertise on investments
-assistance in interpreting past, present and future market trends and economic events
-providing information to clients including participants during enrollment and on an ongoing basis after participation
-promoting and understanding thebenefits of investing, including mutual fund diversification and professional management.